As filed with the Securities and Exchange Commission on June 25, 2002

                                                     1933 Act File No. 333-85850
                                                     1940 Act File No. 811-21073


                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM N-1A

                          REGISTRATION STATEMENT UNDER
                         THE SECURITIES ACT OF 1933            [ ]
                       Pre-Effective Amendment No.             [ ]
                        Post-Effective Amendment No. 1         [X]
                                     and/or
                          REGISTRATION STATEMENT UNDER
                    THE INVESTMENT COMPANY ACT OF 1940         [X]
                                 Amendment No. 3
                        (Check Appropriate Box or Boxes)

                              Bragg Capital Trust.
               (Exact Name of Registrant as Specified in Charter)

                                 100 Queens Road
                         Charlotte, North Carolina 28204
                    (Address of principal Executive Offices)

                                 (704) 714-7711
              (Registrant's Telephone Number, Including Area Code)
                                 With Copies to:

Steven Scruggs                                Stephanie A. Djinis, Esq.
100 Queens Road                               Law Offices of Stephanie A. Djinis
Charlotte, North Carolina 28204               1749 Old Meadow  Road
                                              Suite 310
                                              McLean, Virginia  22102



It is proposed that this filing become effective on June 26, 2002 pursuant to paragraph (a)(3) of Rule 485.

                                   PROSPECTUS


                               Bragg Capital Trust

                        Queens Road Large Cap Value Fund
                        Queens Road Small Cap Value Fund
                                  June 12, 2002

                                 100 Queens Road
                               Charlotte, NC 28204
                                 1-440-922-0066



The Securities and Exchange Commission has not approved or disapproved these securities or determined if this prospectus is accurate or complete. Any representation to the contrary is a criminal offense.














The Funds are open end, non-diversified funds having the primary investment objective of seeking long-term capital growth. The Queens Road Large Cap Value Fund primarily invests in securities of large capitalization U.S. companies. The Queens Road Small Cap Value Fund primarily invests in securities of small capitalization U.S. companies. These funds are not bank deposits, not FDIC insured and may lose value.

--------------------------------------------------------------------------------
                                TABLE OF CONTENTS
--------------------------------------------------------------------------------




Risk Return Summary                                            3
Investment Goals of the Funds                                  3
Principal Investment Strategies                                3
Non-Principal Investment Strategies                            3
Performance                                                    3
Fees & Expenses                                                3

Queens Road Large Cap Value
Investment Objectives, Princiapal Strategies, & Risks          5
Investment Objectives and Policies                             5
Principal Investment Strategies                                5
Princiapal Risk Factors                                        6

Queens Road Small Cap Value
Investment Objectives, Princiapal Strategies, & Risks          8
Investment Objectives and Policies                             8
Principal Investment Strategies                                8
Princiapal Risk Factors                                        9

Investment Management                                          12
Shareholder Information                                        12
Buying and Redeeming Shares                                    12
Distributions and Taxes                                        16




See Back Cover For Additional Information

                               RISK/RETURN SUMMARY
                        Queens Road Large Cap Value Fund
                        Queens Road Small Cap Value Fund
                                  (the "Funds")

   Investment Goal of the Funds

         Growth of Capital.


   Principal Investment Strategies

          The Funds are open end, non-diversified funds having the primary investment objective of seeking long-term capital growth. To pursue their objective, the Funds invest primarily in the equity securities of U.S. companies. The Funds' assets are invested using a value-oriented strategy. This means the Funds seek to buy securities whose prices are low in relation to what the Fund's Adviser believes is the true value of the securities. Queens Road Large Cap Value Fund ("Queens Road Large Cap") invests primarily in companies with capitalizations of more than $5 billion. Queens Road Small Cap Value Fund ("Queens Road Small Cap") invests primarily in companies with capitalizations of no more than $2 billion. As non-diversified funds, the Funds may invest a greater portion of their assets in the securities of one issuer than a diversified fund. Economic, political, or other conditions that affect the industries or issuers in which a Fund may be heavily invested may result in greater fluctuation in the price of that Fund's shares than if the Fund were more widely diversified


    Non-Principal Investment Strategies

          Each Fund reserves the right to invest in other securities which may include other types of stocks, such as stocks of larger companies, foreign companies, growth companies, or fixed income investments including investment grade bonds and high risk bonds (often called junk bonds).

   Performance

          The Funds are new and do not have a full calendar year of performance. Once the Funds have had a full year of performance, each will provide you with its total and average annual return information including after-tax performance information. Neither Fund is a complete investment program and you may lose money by investing in either Fund.

   Fees & Expenses

          This table describes the fees and expenses that you may pay if you buy and hold shares of a Fund.

          Shareholder Fees (fees paid directly from your investment)

                                              Queens Road         Queens Road
                                               Large Cap           Small Cap
                                               ---------           ---------
Maximum Sales Charge (Load) Imposed
On Purchases                                     None               None
Maximum Deferred Sales Charge  (Load)            None               None





          Annual Fund Operating Expenses (expenses deducted from Fund assets)

                                                Queens Road         Queens Road
                                                 Large Cap           Small Cap
                                                 ---------           ---------
          Management & Advisory Fees*              .95%                 1.35%
          12b-1 Shareholder Servicing Fees         None                 None
          Other Expenses *                         .00%                  .00%

          Total Annual Fund Operating Expenses     .95%                 1.35%


          *The Funds' investment Adviser has contractually agreed in its Investment Advisory Agreement to pay all operating expenses of each Fund except for brokerage, taxes, interest, litigation expenses, and other extraordinary expenses. These fees are reduced as certain net asset levels are reached as follows:

                                   Queen Road Large Cap    Queen Road Small Cap
        Net Assets                    Management Fee          Management Fee
        ----------                    --------------          --------------
          $0-$250,000,000                 0.95%                   1.35%
          $250,000,001-$500,000,000       0.85%                   1.25%
          Greater than $500,000,000       0.80%                   1.15%


          These funds are not bank deposits, not FDIC insured and may lose value.


         Example

          This example is intended to help you compare the cost of investing in the Funds with the cost of investing in other mutual funds. This example assumes:

               o You invest $10,000 in each Fund for the time period indicated.
               o    You redeem all of your shares at the end of those periods.
               o Each Fund has a 5% annual return and its operating expenses remain the same.

         Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                          One Year                    Three Year
     Queens Road Large Cap                   $97                          $303
     Queens Road Small Cap                   $137                         $428

                        Queens Road Large Cap Value Fund


         INVESTMENT OBJECTIVES, PRINCIPAL STRATEGIES, and RELATED RISKS


     Investment Objectives and Policies

          The investment objective of the Fund is growth of capital. Investments will be made based on their potential for capital growth. There is no assurance that the Fund will achieve its investment objective.


     Principal Investment Strategies


          To pursue its objective, the Fund will normally invest at least 80% of its net assets (for the purpose of this requirement, net assets includes net assets plus any borrowings for investment purposes) in equity securities of companies with large market capitalization. Large-cap companies have a market capitalization of more than $5 billion. Companies whose capitalization fall below $5 billion after purchase continue to be considered large-cap companies for purposes of this 80% investment policy. This policy is not fundamental, and the fund will provide shareholders with at least 60 days prior notice before revising this policy. If the Fund is not in compliance with this 80% investment policy due to fluctuations in the price of securities, the Fund's future investments will be made in a manner that will bring the Fund into compliance with that policy.


          The Fund invests primarily in the equity securities of U.S. companies which include common stocks, preferred stocks and convertible securities. The Fund's adviser invests the Fund's assets by pursuing a value-oriented strategy. The strategy begins with a screening process that seeks to identify companies whose stocks sell at discounted price-to-earnings (P/E) and price-to-cash flow (P/CF) multiples. Companies that maintain strong balance sheets and have experienced managements are favored. The investment manager attempts to identify situations where stock prices are undervalued by the market.

          The fund does not expect to engage in active and frequent trading of securities. However, as market conditions warrant the turnover rate may at times exceed 100%. The fund may also hold cash and cash equivalents to retain flexibility in meeting redemptions and paying expenses. In order to respond to adverse market conditions, the Fund may assume a temporary defensive position and invest without limit in these instruments. As a result, the fund may not achieve its investment objective.

          Current income is not a primary investment objective of the Fund

          The Fund will sell securities when, in the opinion of the investment adviser, they are trading for more than their intrinsic value or if additional cash is needed to fund redemptions.

          See "Investment Restrictions" in the Fund's Statement of Additional Information ("SAI").


   Principal Risk Factors

              Who May Want to Invest in the Fund

          Queens Road Large Cap Value is designed for investors who seek one or more of the following:

               -    a stock fund with the long-term goal of growth of capital
               -    a fund to complement a portfolio of other investments
               - are willing to accept significant changes (up or down) in the value of an investment

          The fund is NOT appropriate for investors who:

               -    want to avoid high volatility or possible losses
               - want an investment that pursues market trends or focuses on particular sectors or industries
               - are pursuing a short-term goal or investing emergency reserve money
               - are seeking a high level of regular income or preservation of capital

   Main Risks

          General risk. There is no assurance that the Fund will meet its investment goal. The Fund's share price, and the value of your investment, may change. When the value of the Fund's investments go down, so does its share price. Similarly, when the value of the Fund's investments go up, its share price does as well.

          Stock market volatility. While stocks have historically outperformed other asset classes over the long term, stock markets are volatile and can decline significantly in response to adverse issuer, political, regulatory, market or economic developments. Different parts of the market can react differently to these developments.

          Value Investing. The value approach to investing involves the risk that those stocks may remain undervalued. Value stocks as a group may be out of favor and underperform the overall equity market for a long period of time, while the market concentrates on "growth" stocks. In addition, the Fund may have to forgo investments that show growth potential if they are inconsistent with its value investment strategy.

          Value funds often concentrate much of their investments in certain industries, and thus will be more susceptible to factors adversely affecting issuers within that industry than would a more diversified portfolio of securities.

          Diversification. The Fund is non-diversified. It may invest a greater portion of its assets in the securities of one issuer than a diversified fund. Economic, political, or other conditions that affect the industries or issuers in which the Fund may be heavily invested may result in greater fluctuation in the price of the Fund's shares than if the Fund were more widely diversified. The Fund does intend to meet certain tax diversification requirements.

          Issuer-specific changes. The value of an individual security can be more volatile than the market as a whole and can perform differently than the value of the market as a whole.

          Portfolio  strategy.   The  investment  manager's  skill  in  choosing
          appropriate investments for the Fund will determine in part the Fund's ability to achieve its investment objective.

                        Queens Road Small Cap Value Fund


         INVESTMENT OBJECTIVES, PRINCIPAL STRATEGIES, and RELATED RISKS

     Investment Objectives and Policies

          The investment objective of the Fund is growth of capital. Investments will be made based on their potential for capital growth. There is no assurance that the Fund will achieve its investment objective. The Fund's investment objective is fundamental and may not be changed without shareholder approval.


     Principal Investment Strategies


          To pursue its objective, the Fund will normally invest at least 80% of its assets (for the purpose of this requirement, net assets includes net assets plus any borrowings for investment purposes) in equity securities of companies with small market capitalization. Small-cap companies have a market capitalization of no more than $2 billion. Companies whose capitalization increase above $2 billion after purchase continue to be considered small-cap companies for purposes of this 80% investment policy. If the Fund is not in compliance with this 80% investment policy due to fluctuations in the price of securities, the Fund's future investments will be made in a manner that will bring the Fund into compliance with that policy.


          The Fund invests primarily in the equity securities of U.S. companieswhich include common stocks, preferred stocks and convertible securities. The Fund's adviser invests the Fund's assets by pursuing a value-oriented strategy. The strategy begins with a screening process that seeks to identify companies whose stocks sell at discounted price-to-earnings (P/E) and price-to- cash flow (P/CF) multiples. Companies that maintain strong balance sheets and experienced managements are favored. The investment committee attempts to identify situations where stock prices are undervalued by the market.

          The fund does not expect to engage in active and frequent trading of securities. However, as market conditions warrant the turnover rate may at times exceed 100%. The fund may also hold cash and cash equivalents to retain flexibility in meeting redemptions and paying expenses. In order to respond to adverse market conditions, the Fund may assume a temporary defensive position and invest without limit in these instruments. As a result, the fund may not achieve its investment objective.

          The Fund will sell securities when, in the opinion of the investment adviser, they are trading for more than their intrinsic value or if additional cash is needed to fund redemptions.

          See "Investment Restrictions" in the Fund's Statement of Additional Information ("SAI").

   Principal Risk Factors

              Who May Want to Invest in the Fund

          The Queens Road Small Cap Value Fund is designed for investors who seek one or more of the following:

               - an aggressive stock fund with the long-term goal of growth of capital
               - a fund to complement a portfolio of more conservative investments
               - are willing to accept significant changes (up or down) in the value of an investment

          The fund is NOT appropriate for investors who:

               -    want to avoid high volatility or possible losses
               - want an investment that pursues market trends or focuses on particular sectors or industries
               - are pursuing a short term goal or investing emergency reserve money
               -    are seeking regular income or preservation of capital

   Main Risks

          General risk. There is no assurance that the Fund will meet its investment goal. The Fund's share price, and the value of your investment, may change. When the value of the Fund's investments go down, so does its share price. Similarly, when the value of the Fund's investments go up, its share price does as well.

          Stock market volatility. While stocks have historically outperformed other asset classes over the long term, stock markets are volatile and can decline significantly in response to adverse issuer, political, regulatory, market or economic developments. Different parts of the market can react differently to these developments.

          Value investing. The value approach to investing involves the risk that those stocks may remain undervalued. Value stocks as a group may be out of favor and underperform the overall equity market for a long period of time, while the market concentrates on "growth" stocks. In addition, the Fund may have to forgo investments that show growth potential if they are inconsistent with its value investment strategy.

          Value funds often concentrate much of their investments in certain industries, and thus will be more susceptible to factors adversely affecting issuers within that industry than would a more diversified portfolio of securities.

          Small cap securities. Investing in the securities of small companies involves special risks. Among other things, the prices of securities of small companies generally are more volatile than those of larger companies; the securities of small companies generally are less liquid; and smaller companies generally are more likely to be adversely affected by poor economic or market conditions.

          In addition, it is anticipated that some of the Fund's portfolio securities may not be widely traded, and that the Fund's position in such securities may be substantial in relation to the market for such securities. Accordingly, it may be difficult for the Fund to dispose of such securities quickly at prevailing market prices.

          Investments in securities of companies with small market capitalizations are generally considered to offer greater opportunity for appreciation but also may involve greater risks than customarily are associated with more established companies. The securities of smaller companies may be subject to more abrupt fluctuations in market price than larger, more established companies. Small companies have limited product lines, markets or financial resources, or they may be dependent upon a limited management group. In addition to exhibiting greater volatility, small cap stocks may, to a degree, fluctuate independently of larger cap stocks, i.e., small cap stocks may decline in price as the prices of large cap stocks rise or vice versa.

          Diversification. The Fund is non-diversified. It may invest a greater portion of its assets in the securities of one issuer than a diversified fund. Economic, political, or other conditions that affect the industries or issuers in which the Fund may be heavily invested may result in greater fluctuation in the price of the Fund's shares than if the Fund were more widely diversified. The Fund does intend to meet certain tax diversification requirements.

          Issuer-specific changes. The value of an individual security can be more volatile than the market as a whole and can perform differently than the value of the market as a whole.

          Portfolio strategy. The investment committee's skill in choosing appropriate investments for the Fund will determine in part the Fund's ability to achieve its investment objective.

          MANAGEMENT, ORGANIZATION, and CAPITAL STRUCTURE OF THE FUNDS

     Management

                                Board of Trustees
          The Board of Trustees has overall responsibility for the management of the Funds. The Board formulates the policies and meets periodically to review the Funds' performance, monitor investment activities and practices and discuss matters affecting the Funds. Additional information regarding the Board of Trustees can be found in the Funds' Statement of Additional Information.

                        Adviser and Portfolio Management
          Bragg Financial Advisors, Inc. ("BFA"), a registered investment advisor located at 100 Queens Road, Charlotte, NC 28204, is the Funds' investment manager. Each Fund has retained BFA to provide management and investment advisory services.

          BFA provides investment management and supervision to individuals and institutions. The firm manages over $125 million on a discretionary basis.

          As compensation for the management and advisory services furnished to the Funds, BFA receives annually .95% of average daily net assets of Queens Road Large Cap and 1.35% of average daily net assets of Queens Road Small Cap. These annual rates are accrued daily and paid monthly for each fund. These fees are reduced as certain net asset levels are reached, see Fees and Expenses section in the Prospectus for further explanation. BFA has contractually agreed to pay all operating expenses of each Fund except for brokerage, taxes, interest, litigation expenses, and other extraordinary expenses.

                               Portfolio Managers
          Steve Scruggs is portfolio manager for the Queens Road Small Cap Value Fund. Mr. Scruggs is an employee of BFA and a Trustee of the Fund. Mr. Scruggs holds a Bachelor's Degree from North Carolina State University and an MBA from Wake Forest University. He has been employed by BFA since January 2000. Previously, he was a Product Manager with Reliance Insurance from 1999-2000 and a Product Manager with Integon Insurance from 1995-2000.

          Mark Thompson is portfolio manager for the Queens Road Large Cap Value Fund. Mr. Thompson is a portfolio manager with BFA. Mr. Thompson holds a Bachelor's Degree from Davidson College and is a CFA charter holder and member of the Association of Investment Management and Research. He has been employed by BFA since February 1999. Prior to that, beginning in March of 1997, Mr. Thompson worked on the Fixed Income trading desk at Montgomery Securities.

SHAREHOLDER INFORMATION

   Buying and Redeeming Shares

          You pay no sales charge to purchase or sell (redeem) shares of the Fund. You may purchase or sell shares at the net asset value of a share (NAV), next calculated after the transfer agent has received the request in good order. Net asset value per share of a Fund is computed by the Fund Accountant as of the close of business (currently 4:00 P.M., Eastern Standard Time) each day the New York Stock Exchange is open for trading. Therefore, if your order is received prior to 4:00PM, your order will be priced at that day's NAV. If your order is received after 4:00PM or on a day the New York Stock Exchange is not open, your order will be priced at the next calculated NAV. The Funds do not accept orders that request a particular day or price for the transaction or any other special conditions.

          You will receive a confirmation of each transaction and quarterly statements showing your balance and account activity. You should verify the accuracy of all transactions and statements as soon as you receive them.


   Computing NAV

          Net asset value (NAV) of each Fund is determined by calculating the total value of all portfolio securities, cash, other assets held by the Fund, and interest and dividends accrued and subtracting from that amount all liabilities, including accrued expenses. The net asset value of each Fund is divided by the total number of shares outstanding to determine each Fund's NAV. The NAV is calculated at the close of regular trading on the NYSE on each business day the exchange is open. If the exchange closes early, the fund will calculate NAV at that time.

          For purposes of computing NAV each Fund uses the last reported sales price or quotation for portfolio securities, or if market quotations are not readily available, fair value will be determined in good faith by the Board of Trustees. If the Adviser believes, in good faith, that the market quotations provided do not accurately represent the value of a security, the security will be valued at fair value as determined in good faith according to the Fund's Pricing Policy approved by the Board of Trustees.


     Transactions Through Third Parties

          If you invest through a broker or other financial institution, the policies and fees charged by that institution may be different than those of the Funds. Brokers, advisers, retirement plans or others may charge transactions fees or set different minimum investments or limitations on buying or selling shares. Consult your financial representative if you have any questions about any such fees or limitations prior to buying or selling shares.

   How to Purchase Shares

          A minimum initial investment of $10,000 is required to open an account ($1000 for Traditional and Roth IRAs) with subsequent minimum investments of $1,000 ($50 for Traditional and Roth IRAs). Investment minimums may be waived at the discretion of the Board of Trustees.

         Shareholders Accounts

          When you invest in the Fund, the Transfer Agent will establish an account to which all full and fractional shares (to three decimal places) will be credited. Your purchase will receive the NAV next calculated after the Transfer Agent has received your order. The Fund will not issue share certificates evidencing shares of the Fund. Instead, your account will be credited with the number of shares purchased, relieving you of responsibility for safekeeping of certificates and the need to deliver them upon redemption.

         Initial Purchase

          The initial purchase may be made by check or by wire in the following manner:

               o By Check. You should complete and sign the account application which accompanies this Prospectus, and send it along with a check for the initial investment payable to the Transfer Agent at:

                           Mutual Shareholder Services
                           8869 Brecksville Road
                           Brecksville, OH 44141

          Please include on your check the name of the Fund you are investing in:

                           Queens Road Large Cap Value Fund
                           -or-
                           Queens Road Small Cap Value Fund

               o By Wire. In order to expedite the investment of funds, you may advise your bank or broker to transmit funds via Federal Reserve Wire System to:

                                 U.S.Bank, N.A.
                                ABA #0420-0001-3
                               Account #19945-8217

                     f/b/o Queens Road Large Cap Value Fund
                     - or -
                     f/b/o Queens Road Small Cap Value Fund

          Your name and account number (if available) should also be provided. Your bank may charge a fee for the wire transfer of funds, which is your responsibility.

               o Through Brokers. Each Fund may be made available through a network of brokers. Please check with your broker on the availability of the Funds.

                              Subsequent Purchases

          You may make additional purchases in the following manner:

               o By Check. You should mail a check made payable to the Fund to the Transfer Agent. Include your account number on the check.

               o By Wire. Funds may be wired by following the previously stated instructions for an initial purchase.

          An order confirmation will be mailed to you.


         Automatic Investment Plan

          The Automatic Investment Plan permits you to purchase shares of a Fund at monthly intervals, provided that your bank allows automatic withdrawals. At your option, the bank account that you designate will be debited by an amount that you specify, and such funds will be used to purchase shares of a Fund on a monthly basis. To participate in the Automatic Investment Plan, call the Transfer Agent at (440) 922-0066 to obtain the appropriate forms. The Automatic Investment Plan does not assure a profit and does not protect against loss in declining markets. You may terminate your participation with the Automatic
          Investment Plan at any time by notifying the Transfer Agent in writing.

         Other Information Concerning Purchase of Shares

          Each Fund reserves the right to reject any order, to cancel any order due to non-payment and to waive or lower the investment minimums with respect to any person or class of persons. If an order is canceled because of non-payment or because your check does not clear, you will be responsible for any loss that the Fund incurs. If you are already a shareholder, the Fund can redeem shares from your account to reimburse it for any loss. For purchases of $50,000 or more, the Fund may, in its discretion, require payment by wire or cashier's or certified check. For initial purchases, the Fund will not process a redemption of the purchased shares until clearance of the check deposited for that purchase. Cash, money orders and travelers checks are not accepted as payment for shares.

   How to Redeem Shares

          All shares of a Fund offered for redemption will be redeemed at the NAV of the Fund next determined after the Transfer Agent receives the redemption request that is in compliance with the requirements described in this section. Because each Fund's NAV will fluctuate as a result of changes in the market value of the Fund's portfolio securities, the amount you receive upon redemption may be more or less than the amount you paid for such Fund shares being redeemed. Redemption proceeds will be mailed to your registered address of record or, if the redemption proceeds are $5,000 or more, may be transmitted by wire, upon your written request to the Transfer Agent, to your pre-designated account at a domestic bank. You will be charged for the cost of such wire transfer. Fund redemption proceeds will be mailed generally within 7 days of receipt of the redemption request. Redemptions for fund shares will only be made after the check for the purchase of those fund shares has cleared payment.

   Redemption by Mail

          Shares may be redeemed by mail by writing directly to the Transfer Agent. The redemption request must be signed exactly as your name appears on the account application, with the signature guaranteed, and must include your account number. If Fund shares are owned by more than one person, the redemption request must be signed by all owners exactly as the names appear on the registration form. You should be able to obtain a signature guarantee from a bank, broker-dealer, credit union (if authorized under state law), securities exchange or association, clearing agency or savings association. A notary public is not an acceptable guarantor.

          A request for redemption will not be processed until all the necessary documents have been received in proper form by the Transfer Agent. If you are in doubt as to what documents are required, you should contact the Transfer Agent at (440) 922-0066.

   Other Information Concerning Redemption

          Each Fund reserves the right to take up to seven days to make payment if, in the judgment of the Adviser, the Fund could be adversely affected by immediate payment. In addition, the right of redemption for a Fund may be suspended or the date of payment postponed for (a) any period (i) during which the New York Stock Exchange is closed other than customary weekend and holiday closings, or (ii) during which trading on the New York Stock Exchange is restricted; (b) any period during which an emergency exists as a result of which (i) disposal by a Fund of securities owned by it is not reasonably practicable, or (ii) it is not reasonably practicable for a Fund to fairly determine the value of its net assets; or (c) for such other periods as the SEC may by order permit for the protection of shareholders of a Fund. In determining whether any of the conditions for suspension of redemption are in effect, each Fund will be guided by the rules, regulations and pronouncements of the SEC.

          Due to the high cost of maintaining accounts, each Fund has the right to redeem, upon not less than 30 days' written notice, all of your shares of the Fund if, through prior redemptions, your account has a net asset value of less than $5,000. You will be given at least 30 days' written notice prior to any involuntary redemption and during such period will be allowed to purchase additional shares to bring your account up to the applicable minimum balance before the redemption is processed.

          For  fund   redemptions  in  excess  of  $100,000  and  other  certain instances, each Fund reserves the right to payment-in-kind whereby the Fund will transfer marketable securities to the investor.

    Distributions and Taxes

          The Funds intend to qualify as "regulated investment companies" (RICs) under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). To qualify, each Fund must, among other things, distribute each year substantially all of its net income and capital gains. Funds that qualify as RICs are not liable for taxes on their distributions.

          Each Fund will declare and pay dividends and distributions from net investment income and net capital at least annually. All distributions will be reinvested in additional shares, unless you elect to receive distributions in cash. For Federal income tax purposes, distributions are treated the same whether they are received in cash or reinvested in additional shares. Shares become entitled to receive distributions on the day after the shares are issued.

          Each Fund intends to operate in a manner such that it will not be liable for Federal income or excise tax. Distributions of net income including short-term capital gains are taxable to you as ordinary income. Distributions of long-term capital gain generally are taxable to you as long-term capital gain. Based on their investment strategies, the Funds anticipate that their distributions will consist primarily of capital gains. Distributions also may be subject to certain state and local taxes. If a Fund fails to qualify as a registered investment company in any year, distributions may be subject to double taxation. Please see the Statement of Additional Information for more information.

    Avoid "Buying a Dividend"

          If you buy shares just before the Fund deducts a distribution from its net asset value, you will pay the full price for the shares and then receive a portion of the price back as a taxable distribution.

          The sale or exchange of Fund shares is a taxable transaction for Federal income tax purposes.

          Investment income received by a Fund may give rise to withholding and other taxes imposed by foreign countries. Each Fund intends, if possible, to operate so as to meet the requirements of the Code to "pass through" to its shareholders credits or deductions for foreign income taxes paid, but there can be no assurance that it will be able to do so. For further information, please see the Statement of Additional Information.

          A fund may be required to withhold US federal income tax at the rate of 31% of all taxable distributions payable to you if you fail to provide the Fund with your correct taxpayer identification number or to make required certifications, or if you have been notified by the IRS that you are subject to backup withholding. Backup withholding is not an additional tax. Any amounts withheld may be credited against your US Federal income tax liability.

          Each year shortly after December 31, a Fund will send you tax information stating the amount and type of distributions paid during the year. Consult your personal tax adviser about the tax consequences of an investment in the Fund in your particular circumstances.


                  SHAREHOLDER INQUIRIES SHOULD BE DIRECTED TO:
                           Mutual Shareholder Services
                              8869 Brecksville Road
                              Brecksville, OH 44141

                                 1-440-922-0066

                        QUEENS ROAD LARGE CAP VALUE FUND

                         QUEENS ROAD SMALL CAPVALUE FUND


                             Additional Information

Additional information about the Funds has been filed with the Securities and Exchange Commission (the "Commission") in a Statement of Additional Information dated the same date as this Prospectus. The Statement of Additional Information provides more detailed information about the Fund and is incorporated by reference into this Prospectus.

                               Contacting the Fund
If you would like to obtain a free copy of the Statement of Additional Information or have any inquiries about the Fund, please contact the Funds' transfer agent, at (440) 922-0066.


Contacting the Securities and Exchange Commission
Additional information about the Funds including the Statement of Additional Information can be reviewed and copied at the Public Reference Room at the Securities and Exchange Commission in Washington, DC 20549-0102. The scheduled hours of operation may be obtained by calling the SEC at 1-202-942-8090.

You can receive copies of this information, after paying a duplicating fee,

By Writing to:             Public Reference Room
                       Securities and Exchange Commission
                            Washington, DC 20549-0102


Or, by Emailing:            publicinfo@sec.gov


Free access to reports and other information about the Funds is available from the EDGAR Database on the SEC's Internet site at http://www.sec.gov.



                    Investment Company Act File No. 811-21073

                       Statement of Additional Information

                                       For

                        Queens Road Large Cap Value Fund
                        Queens Road Small Cap Value Fund

                      Each a series of Bragg Capital Trust

                                  June 12, 2002


                                 100 Queens Road
                               Charlotte, NC 28204

                                 (440) 922-0066

This Statement of Additional Information relating to the Funds is not a prospectus and should be read in conjunction with the Funds' prospectus dated June 12, 2002. A copy of the Funds' prospectus can be obtained from the Fund at (440) 922-0066. The prospectus to which this Statement of Additional Information relates is hereby incorporated by reference.

This Statement of Additional Information is divided into two sections. Section One contains information which is specific to each individual Series of the Trust. Section Two contains information which generally is shared by both Series of the Trust.

TABLE OF CONTENTS


Section I

      Queens Road Large Cap Value Fund and Queens Road Small Cap Value Fund

Fund History                                                           4
Description of the Fund, their Investments and Risks                   4
Fundamental and Non Fundamental Investment Policies                    7
Management of the Funds                                                8
Standing Committees                                                   10
Ownership of Equity Securities                                        10
Compensation Table                                                    11
Ownership of  Shares                                                  11
Investment Advisory Services                                          11
Other Services                                                        14

Section II
Portfolio Transactions                                                14
Capital Stock and Other Securities                                    14
Purchase, Redemption and Pricing of Securities Being Offered          15
Taxation of the Funds                                                 15
Performance                                                           16
Financial Statements                                                  19

Definitions


"1940 Act " means the Investment Company Act of 1940, as amended

"Distributor" means Queens Road Securities, LLC, 100 Queens Road, Charlotte, NC 28204

"BFA" means Bragg Financial Advisors, Inc., 100 Queens Road, Charlotte, NC 28204

"Vote of the majority of outstanding voting securities" means the vote, at the annual or special meeting of shareholders duly called, (i) of 67% or more of the voting securities present at the meeting if the holders of more than 50% of the outstanding voting securities are present or represented by proxy or (ii) or more than 50% of the outstanding voting securities, whichever is less.

I.       Fund History

The Queens Road Large Cap Value Fund ("Queens Road Large Cap") and Queens Road Small Cap Value ("Queens Road Small Cap") (collectively, the "Funds") are series of the Bragg Capital Trust ("Trust"). The Trust is an open-end management investment company, as defined in the 1940 Act, organized as a business trust under the laws of the State of Delaware by Certificate of Trust, dated as of January 1, 2002 and by the Declaration of Trust, dated as of May 10, 2002 (the "Declaration of Trust"). A "Series" is a separate pool of assets of the Trust which is separately managed and may have a different investment objective and different investment policies of another Series. The Funds are currently the only two Series of the Trust.


II. Description of The Fund and Their Investment Risks


Each Fund is a non-diversified open-end management investment company. A non-diversified fund does not have to meet the diversification requirements of a diversified fund required by the 1940 Act.

The Funds' investment objectives are fundamental and may only be changed by a vote of a majority of the outstanding voting securities of the Fund.

Although each Fund will primarily invest in common and preferred stock (which are more fully described in the Funds' prospectus), the Fund's portfolio may also contain securities traded outside of the U.S. or foreign securities represented by American Depository Receipts (ADRs) and other similar receipts. Each Fund may also, in furtherance of its investment objective, invest, trade or engage in the securities or investment activities described below.

o Money-Market Investments. A Fund may invest in no-load money-market mutual funds, high-quality short-term debt securities and money-market instruments (such as repurchase agreements, commercial paper and certificates of deposit) (collectively, "money-market investments"), when and to the extent deemed advisable by the Adviser. A mutual fund investment by a Fund, the portfolio of which consists of money-market investments may involve some duplication of advisory fees and other expenses. Money market funds typically invest in short-term debt instruments and attempt to maintain a stable net asset value. Although, the risk is low, these funds may lose value.

o U.S. Government Obligations. A fund may invest in securities issued by the U.S. Treasury or by agencies and instrumentalities of the U.S. government which are backed by the full faith and credit of the U.S. government. They include Treasury bills, notes and bonds.

o Convertible securities. A Fund may invest in convertible securities which is generally a debt obligation or preferred stock that may be converted within a specified period of time into a certain amount of common stock of the same or a different issuer. A convertible security provides a fixed-income stream and the opportunity, through its conversion feature, to participate in the capital appreciation resulting from a market price advance in its underlying common stock. As with a straight fixed- income security, a convertible security tends to increase in market value when interest rates decline and decrease in value when interest rates rise. Like a common stock, the value of a convertible security also tends to increase as the market value of the underlying stock rises, and it tends to decrease as the market value of the underlying stock declines. Because its value can be influenced by both interest rates and market movements, a convertible security is not as sensitive to interest rates as a similar fixed-income security, nor is it as sensitive to changes in share price as its underlying stock.

     A convertible security is usually issued either by an operating company or by an investment bank. When issued by an operating company, a convertible security tends to be senior to common stock, but subordinate to other types of fixed- income securities issued by that company. When a convertible security issued by an operating company is "converted," the operating company often issues new stock to the holder of the convertible security but, if the parity price of the convertible security is less than the call price, the operating company may pay out cash instead of common stock. If the convertible security is issued by an investment bank, the security is an obligation of and is convertible through the issuing investment bank.

     The issuer of a convertible security may be important in determining the security's true value. This is because the holder of a convertible security will have recourse only to the issuer. In addition, a convertible security may be subject to redemption by the issuer, but only after a specified date and under circumstances established at the time the security is issued.

     While the Fund uses the same criteria to rate a convertible debt security that it uses to rate a more conventional debt security, a convertible preferred stock is treated like a preferred stock for the Fund's financial reporting, credit rating, and investment limitation purposes. A preferred stock is subordinated to all debt obligations in the event of insolvency, and an issuer's failure to make a dividend payment is generally not an event of default entitling the preferred shareholder to take action. A preferred stock generally has no maturity date, so that its market value is dependent on the issuer's business prospects for an indefinite period of time. In addition, distributions from preferred stock are dividends, rather than interest payments, and are usually treated as such for corporate tax purposes.

o Exchange Traded Funds. A Fund may invest in investment companies issuing shares which are traded like traditional equity securities on a national stock exchange or the NASDAQ National Market System. Many exchange traded securities represent ownership in a trust that has been established to accumulate and hold a portfolio of securities that is intended to track the performance of a securities market index. Certain indices tracked by exchange traded funds are highly concentrated in one or a few industries or individual securities, and thus, may have higher price volatility than many broad-based stock indices. With many exchange-traded funds, there is a risk that the overall liquidity of the secondary market for shares of those funds may fluctuate and shares become illiquid.


o Options. A Fund may invest in put and call options for which a Fund pays a premium (cost of option), and a Fund may buy or sell from a long position such options, exercise such options, or permit such options to expire, in each case, when and to the extent deemed advisable by the Adviser there are two basic types of options: "puts" and "calls." A call option on a security gives the purchaser of the option the right to buy, and the writer the obligation to sell, the underlying asset at the exercise price during the option period. Alternatively, a put option on a security gives the purchaser the right to sell, and the writer the obligation to buy, the underlying asset at the exercise price during the option period. Purchased options have defined risk, that is, the premium paid for the option, regardless of how much the price of the underlying asset changes, while affording an opportunity for gain corresponding to the increase or decrease in the value of the optioned asset. In general, a purchased put increases in value as the price of the underlying security falls and a purchased call increases in value as the value of the underlying security rises. The Funds will not engage in the writing of call or put options.

     In addition to options on individual securities, a Fund may buy or sell from a long position options on securities indices. In general, options on indices of securities are similar to option on individual securities except that delivery requirements are different. For example, a put option on an index of securities does not give the holder the right to make actual delivery of a basket of securities but instead gives the holder the right to receive an amount of cash upon exercise of the option if the value of the underlying index has fallen below the exercise price. The amount of cash received will be equal to the difference between the closing price of the index and the exercise price of the option expressed in dollars times a specified multiple. As with option on equity securities or futures contracts, a Fund may offset its position in index options prior to expiration by entering into a closing transaction on an exchange or it may let the option expire unexercised.


     A Fund may engage in both hedging and nonhedging strategies. Although effective hedging can generally capture the bulk of a desired risk adjustment, no hedge is completely effective. A Fund's ability to hedge effectively through transactions in options depends on the degree to which price movements in its holdings correlate with price movements of the options.


o Short Sales. A Fund may engage in short sale transactions in securities listed on one or more worldwide securities exchanges, particularly the United States, when and to the extent deemed advisable by the Adviser. A Fund may only make short sales "against the box", i.e., sales made when a Fund owns securities identical to those sold short. A short sale is a transaction in which a Fund sells a security it does not own by borrowing it from a broker, and consequently becomes obligated to replace that security. A short sale against the box is a short sale where a Fund owns the security sold short or has an immediate and unconditional right to acquire that security without additional cash consideration upon conversion, exercise or exchange of options with respect to securities held in its portfolio. The effect of selling a security short against the box is to insulate that security against any future gain or loss.

o Illiquid Securities. A Fund may invest up to 15% of its net assets in illiquid securities. The term "illiquid securities" for this purpose means securities that cannot be disposed of within seven days in the ordinary course of business at approximately the amount at which a Fund has valued the securities. The price quoted for illiquid securities shall be the fair market value determined by a method approved by the Trustees. Due to the nature of illiquid securities, the actual price received for the securities when sold may be substantially less than the quoted price when the decision to sell the securities was made.

o Temporary Defensive Position. Each Fund may hold up to 100% of its assets in cash or high quality debt securities for temporary defensive purposes. A Fund will adopt a temporary defensive position when, in the opinion of the Adviser, such a position is more likely to provide protection against adverse market conditions than adherence to a Fund's other investment policies. The types of high-quality instruments in which a Fund may invest for such purposes include money market mutual funds, money market securities (such as repurchase agreements) and securities issued or guaranteed by the United States Government or its agencies or instrumentalities, certificates of deposit, time deposits, and banker' acceptances of certain qualified financial institutions and corporate commercial paper, which at the time of purchase are rated at least within the "A" major rating category by Standard & Poor's Corporation ("S&P") or the "Prime" major rating category by Moody's Investor's Service, Inc. ("Moody's"), or, if not rated, issued by companies having an outstanding long-term unsecured debt issued rated at least "A" category by S&P or Moody's.


o Short Term Trading. Each Fund may engage in short term trading of securities and reserves full freedom with respect to portfolio turnover. In period where there are rapid changes in economic conditions and security price levels or when reinvestment strategy changes significantly, portfolio turnover may be higher than during times of economic and market price stability or when investment strategy remains relatively constant. A higher portfolio turnover rate may involve greater transaction costs, relative to other funds in general, and may have tax and other consequences.


o Leverage. Each Fund may borrow money not to exceed 33 1/3% of total assets (including the proceeds of any such borrowing). However, such borrowing is permitted only in extraordinary circumstances such as to raise cash to fund redemptions. Leverage involves the borrowing of money to purchase securities. The use of borrowed money will incur interest charges and may have an adverse impact on a Fund's performance. Although a Fund will only use leverage for extraordinary or emergency purposes, the use of leverage may increase the overall riskiness of a Fund's portfolio. Typically, use of leverage will cause a Fund's assets to increase more when portfolio assets increase in value and decrease more when portfolio assets decrease in value than if a Fund did not use leverage. Additionally, if securities values fall, the Fund may have to liquidate securities at a loss to pay off any borrowings.


Investment Restrictions

Queens Road Large Cap and Queens Road Small Cap have adopted certain investment restrictions. These restrictions are classified as either Fundamental or Non-Fundamental. Fundamental restrictions may not be changed without the affirmative vote of a majority of outstanding voting securities of the applicable fund. Non-Fundamental restrictions may be changed without a shareholder vote. However, with regard to the funds non-fundamental policy of investing at least 80% of assets in the equity securities of large cap or small cap companies, as applicable, the Funds' will not change this policy without providing shareholders with a least 60 days prior written notice.


The fundamental and non-fundamental policies do not apply to any matter involving the issuance of multiple classes of shares of a Fund or the creation or use of a structure allowing a Fund to invest substantially all of its assets in a related collective investment vehicle for similar funds or allowing a Fund to serve as such a collective investment vehicle for other funds, to the extent permitted by law and regulatory authorities.

For more information, see "Investment Objective and Principal Investment Strategies" and "Risk Factors" in the Funds' prospectus.

Fundamental Restrictions
The fundamental investment restrictions with respect to each Fund are set forth below. Under these restrictions, each Fund may not:

     (1) issue senior securities as defined in the 1940 Act, except as permitted by that Act and the rules, regulations or pronouncements thereunder or as permitted by the Securities and Exchange Commission (the creation of general liens or security interests under industry practices for transactions in portfolio assets are not deemed to involve the issuance of senior securities);

     (2) underwrite or participate in the marketing of securities of other issuers, except (a) the Fund may, acting alone or in syndicates or groups, purchase or otherwise acquire securities of other issuers for investment, either from the issuers or from persons in a control relationship with the issuers or from underwriters of such securities; and (b) to the extent that, in connection with the disposition of the Fund's securities, the Fund may be a selling shareholder in an offering or deemed to be an underwriter under certain federal securities laws;

     (3) make direct investments in real estate unless acquired as a result of ownership of securities or other instruments, although the Fund may purchase and sell other interests in real estate including securities which are secured by real estate, or securities of companies which make real estate loans or own, or invest or deal in, real estate;

     (4) invest in physical commodities or physical commodity contracts, except that investments in essentially financial items or arrangements such as, but not limited to, swap arrangements, hybrids, currencies, currency and other forward contracts, delayed delivery and when-issued contracts, futures contracts and options on futures contracts on securities, securities indices, interest rates and currencies shall not be deemed investments in commodities or commodities contracts;

     (5) lend any security or make any other loan if, as a result, more than 33 1/3% of its total assets would be lent to other parties, but this restriction does not apply to purchases of debt securities or repurchase agreements.


     (6) invest 25% or more of the value of its total assets in any one industry, as determined by standard industry classification codes. However, the Funds are not obligated to sell excess securities when securities of a given industry come to constitute 25% or more of the value of a Fund's total assets by reason of changes in value of either the concentrated securities or other securities, and


     (7) borrow money, including reverse repurchase agreements in so far as such agreements may be regarded as borrowings, except for borrowings not in an amount in excess of 33 1/3% of the value of its total assets (including the proceeds of any such borrowings).



Non-Fundamental Restrictions

     The following investment restrictions are not fundamental and may be changed with respect to each Fund without shareholder approval. Under these restrictions, each Fund may not:

     (1) purchase any security or enter into a repurchase agreement if as a result more than 15% of its net assets would be invested in securities that are illiquid (including repurchase agreements not entitling the holder to payment of principal and interest within seven days);

     (2) engage in transactions in options except in connection with options on securities, securities indices, currencies and interest rates, and options on futures of securities, securities indices, currencies and interest rates;

     (3) purchase securities on margin or make short sales of securities or maintain a short position except for short sales "against the box" (for the purpose of this restriction, escrow or custodian receipts or letters, margin or safekeeping accounts, or similar arrangements used in the industry in connection with the trading of futures, options and forward commitments are not deemed to involve the use of margin); and

     (4) purchase a security issued by another investment company, except to the extent permitted under the 1940 Act or any exemptive order from the Securities and Exchange Commission.

     (5) invest 10% or more of the value of its total assets in options. However, the Funds are not obligated to sell options when options come to constitute 10% or more of the value of the Fund's total assets by reason of changes in value of either options or other securities.

     (6) with regard to Fundamental Restriction 7 above - Such borrowing will only be made for extraordinary or emergency purposes, such as permitting redemption requests to be honored.


Excluding the Funds restrictions regarding borrowing and illiquid securities, any investment restriction or limitation which involves a maximum percentage of securities or assets shall not be considered to be violated unless an excess over the percentage occurs immediately after an acquisition of securities and such excess results therefrom. If events subsequent to a transaction result in a Fund exceeding the percentage limitation on borrowing or illiquid securities, the investment manager will take appropriate steps to reduce the percentage of borrowings or the percentage held in illiquid securities as required by law.




III. Management of The Funds

Trustees and Officers


Under state law, the duties of the Trustees are generally characterized as a duty of loyalty and a duty of care. The duty of loyalty requires a Trustee to exercise his or her powers in the interest of the Trust and not the Trustee's own interest or the interest of another person or organization. A Trustee satisfies his or her duty of care by acting in good faith with the care of an ordinarily prudent person and in a manner the Trustee reasonably believes to be in the best interest of the Trust and its beneficiaries, which include the shareholders of the Funds. The Trustees have authority to issue an unlimited number of shares of beneficial interest of separate series, $.001 par value per share. The Trustees also have the authority, without the necessity of a shareholder vote, to create any number of new series or classes of shares or to commence the public offering of share of any previously established series or classes. Each share of a Fund has equal dividend, redemption and liquidation rights, and when issued, is fully paid and non assessable by the Fund.


The Board of Trustees consists of Messrs. Steve Scruggs, Benton Bragg, Phil Blount, Chris Brady, Harold Smith, and Tim Ignasher. Messrs. Blount, Brady, Smith and Ignasher have no affiliation or material business connection with the Adviser or any of the Adviser's affiliated persons. Mr. Scruggs and Mr. Bragg are employed by and are minority owners of the Adviser.

The following table provides biographical information with respect to each current Trustee and officer of the Trust. Each Trustee who is or may be deemed to be an "interested person" of the Fund, as defined in the Investment Company Act of 1940 (the "1940 Act"), is indicated by a double asterisk (**).

Interested Trustees
                                                                                                        Number of       Other
                                                                                                      Porfolios in     Investment
                                        Term of Office and                                            Fund Complex       Company
                           Position       Length of Time     Principal Occupations During Past        Overseen by     Directorships
Name and Address* (Age)    with Fund          Served         Five Years                                 Trustee     held by Trustee
----------------------     ---------          ------         ----------                                 -------     ---------------

Steve Scruggs**, 32         Trustee,         Unlimited       Bragg Financial Advisors,  Portfolio           2                 0
Charlotte, NC              President     0 yrs - New Fund    Manager/Analyst
                           Secretary                         Reliance Insurance  Product Manager;
                                                             Integon Insurance  Product Manager

Benton Bragg,               Trustee,         Unlimited       Bragg Financial Advisors, CEO,                 0                 0
334Charlotte, NC           Chairman,     0 yrs - New Fund    President
                           Treasurer

Unaffiliated Trustees

Phil Blount,48              Trustee          Unlimited       Icons, President                               2                 0
Charlotte, NC                             0yrs - New Fund    Marketing Merchandise
                                                             Halo, Inc, Vice President
                                                             marketing Merchandise

Chris Brady, 31             Trustee          Unlimited       Brady Distributing, Vice President             2                 0
Charlotte, NC                            0 yrs - New Fund    Machinery Distribution

Harold Smith, 36            Trustee          Unlimited       Raftelis Financial, Vice President             2                 0
Charlotte, NC                            0 yrs - New Fund    Public Finance Consulting

Tim Ignasher, 40            Trustee          Unlimited       Scottish Bank, Vice President                  2                 0
Charlotte, NC                            0 yrs - New Fund    Commercial Loan Officer


*    The address of each  Trustee and officer is c/o Bragg  Capital  Trust,  100 Queens Road, Charlotte, NC 28204


**   "Interested"  Trustee,  as  defined  in the  1940  Act,  by  reason  of his affiliation with the Adviser.

Standing Committees


The Audit Committee is a standing committee consisting of independent directors who communicate directly with the Fund's independent auditor discussing financial and control issues relating to the Fund. The Audit Committee consists of Tim Ignasher and Chris Brady.


The Nominating Committee is a standing committee consisting of independent directors whose role is to identify and nominate potential Trustees of the Funds. The nominating committee accepts nomination requests from shareholders. All shareholder nominations must be submitted in writing to the Nominating Committee at 100 Queens Road, Charlotte, NC 28204.


Ownership of Equity Securities

                                        Ownership     Ownership     Ownership
                                           in            in            in
                     I - Interested    Queens Road   Queens Road      Fund
   Trustee           U - Unaffiliated   Large Cap     Small Cap      Complex
   -------           -----------------  ---------     ---------      -------
Benton Sellers Bragg       I                A             A             A
Steven H. Scruggs          I                A             A             A
Phil Blount                U                A             A             A
Tim Ignasher               U                A             A             A
Chris Brady                U                A             A             A
Harold Smith               U                A             A             A

Ownership Code

A        -        $0 to $10,000
B        -        $10,001 to $50,000
C        -        $50,001 to $100,000
D        -        Greater than $100,000

Currently, no officer or employee of the Adviser receives any compensation from the Trust (for serving as an officer, employee, or Trustee of the Trust), and it is not anticipated that any compensation will be given to such officers or Trustees in the future. Each Trustee who is not an officer, director or employee of the Adviser or any affiliate will receive from the Funds a fee of $125 for each Board or shareholders meeting attended. The estimated fees payable to the Independent Trustees for the current fiscal year are summarized in the following table:


Compensation



      (1)           (2)(a)         (2)(b)           (3)              (5)

     Name of       Aggregate      Aggregate       Pension or        Total
     Person,      Compensation   Compensation    Retirement      Compensation
     Position        from           from          Benefits      from Funds and
                  Queens Road    Queens Road       Accrued       Fund Complex
                   Large Cap      Small Cap      as Part of          to
                                               Funds Expenses      Trustees

Harold Smith,       $250            $250             $0              $500
Trustee

Chris Brady,        $250            $250             $0              $500
Trustee

Phil Blount,        $250            $250             $0              $500
Trustee

Tim Ignasher,       $250            $250             $0              $500
Trustee


Because the Funds have not completed their first fiscal year, the amounts shown above represent estimated Trustee compensation for the period from June 1, 2002 through May 31, 2003.

The Trust does not have any retirement or pension plan for its Trustees or officers.

No Unaffiliated Trustee of the Trust owns, directly or indirectly, any interest in the Fund's Adviser or Principal Underwriter.

         Control Persons and Principal Holders of Securities

As of May 16, 2002, 100% of the outstanding shares of each Fund were beneficially owned by John Frank Bragg, Jr., Chairman of Bragg Financial Advisors, Inc. A shareholder who beneficially owns, directly or indirectly, more than 25% of the Fund shares may be deemed a "control person" (as defined in the 1940 Act) of the Fund.

                                              Ownership % in    Ownership % in
 Principal Holders            Address           Queens Road       Queens Road
                                                 Large Cap         Small Cap

John Frank Bragg, Jr.     100 Queens Road,         100%              100%
                          Charlotte, NC 28204



         Investment Advisory and Other Services

Investment Adviser

The Funds' adviser, Bragg Financial Advisors, Inc, ("Adviser"), is registered with the Securities and Exchange Commission ("SEC") as an investment adviser under the Investment Advisers Act of 1940 (the "Advisers Act"). The Adviser has not been sponsored, recommended or approved, nor have its abilities or qualifications been passed upon, by the SEC or any other governmental agency.

The Adviser acts as investment adviser to the Funds pursuant to an Investment Advisory Agreement dated May 10, 2002 (the "Advisory Agreement"). This Advisory Agreement shall continue in effect for two years after its initial effectiveness and will continue from year to year as long as it is approved at least annually by both (i) a vote of the majority of the Trustees or a majority of the outstanding voting securities of the Fund (as defined by the 1940 Act), and (ii) a vote of the majority of the Trustees who are not parties to the Advisory Agreement or "interested persons" of any party thereto, cast in person at a meeting called for the purpose of voting on such approval. The Advisory Agreement may be terminated by either party provided the terminating party provides 60 days' written notice. The Advisory Agreement cannot be assigned, and automatically terminates in the event of assignment. A transaction which does not result in a change of actual control or management of an adviser is not deemed an assignment, as provided by the 1940 Act.

When determining whether to approve the Advisory Agreement, the Trustees, including the independent Trustees, considered several factors. These factors included, but were not limited to: (1) the Adviser's past performance; (2) the quality of the investment and research services provided to the Fund; (3) any economies of scale to be achieved if the Adviser used the research and analysis compiled for its other clients to make investment decisions for the Fund; (4) the fee charged by the Adviser in relation to the scope and quality of services it provides and compared to the fee charged by advisers to comparable funds; and
(5) the depth of the Adviser's investment and research capabilities. Additionally, the Trustees considered the time and expense expended by the Adviser in the establishment of the Fund as basis for approving the Advisory Agreement.

Subject to the supervision and direction of the Board of Trustees, the Adviser manages each Fund's portfolio in accordance with the stated policies of the Fund. The Adviser makes investment decisions for the Funds and places the purchase and sale orders for portfolio transactions. In addition, the Adviser furnishes office facilities and clerical and administrative services and subject to the direction of the Board of Trustees, is responsible for the overall management of the business affairs of the Funds, including the provision of personnel for record keeping, the preparation of governmental reports and responding to shareholder communications.



Each Fund, the Adviser, and the Distributor have adopted a Code of Ethics pursuant to the requirements of the 1940 Act. Under the Code of Ethics, personnel are allowed to engage in personal securities transactions only in accordance with certain conditions relating to such person's position, the identity of the security, the timing of the transaction, and other similar factors. Transactions in securities held by the Funds are permitted, subject to compliance with the Code of Ethics.



Affiliates of the Adviser who are affiliates of the Funds.


Name                 Position with Fund               Position with Adviser
---------            ------------------               ---------------------
Benton Bragg         Chairman, Treasurer                       CEO
Steve Scruggs        President,  Secretary          Portfolio Manager/Analyst

Management Fee

As described in the Prospectus, each Fund will pay the Adviser a management fee based on the net assets of the Fund. The following table illustrates the fee structure. The fees are expressed as a percentage of the Fund's average net assets.

                              Queens Road Large          Queens Road Small Cap
Net Assets                    Cap Management Fee             Management Fee
----------------              ------------------             --------------

$0 -$250,000,000                    0.95%                        1.35%
$250,000,001 - $500,000,000         0.85%                        1.25%
Greater than $500,000,000           0.80%                        1.15%

Management Fees are reduced as certain asset levels are reached. See Fees & Expenses section in Prospectus for further explanation.

Other Expenses

Each Fund pays its own (1) brokerage fees and commissions; (2) taxes and governmental fees; (3) interest; and (4) extraordinary and non-recurring expenses.

Pursuant to the Advisory Agreement, the Adviser, on behalf of each Fund, will pay the following: (1) fees of the Independent Trustees; (2) expenses of registration of the Trust and of the shares of the Fund with the SEC and various states; (3) charges of the custodian, dividend and transfer agent; (4) outside auditing and legal expenses; (5) liability insurance premiums on property or personnel (including officers and trustees) (6) maintenance of business trust existence; (7) costs of preparing, printing and mailing registration statements, prospectuses, periodic reports and other documents furnished to shareholders and regulatory authorities; (8) portfolio pricing services; and (9) Fund shareholder meetings.

Principal Underwriter

Queens Road Securities, LLC ("QRS") acts as the principal underwriter in the continuous public offering of the Funds' shares. QRS is located at 100 Queens Road, Charlotte, NC 28204 and is an affiliate of Bragg Financial Advisors, Inc. the Funds' adviser. Certain owners of Bragg Financial Advisors, Benton Bragg, John Bragg, Phillips Bragg, Steve Scruggs, and Katie Scruggs, own in the aggregate 100% of QRS. QRS is not obligated to sell any amount of shares.


Other Service Providers

Fund Accountant

Mutual Shareholder Services, LLC. (MSS), 8869 Brecksville Road, Brecksville, OH 44141 provides the Funds with accounting and administrative services relating to pricing fund shares, distributing daily pricing, maintaining books and records relating to such pricing and other administrative duties. In consideration of such services, the Adviser on behalf of each Fund pays the Administrator an annual fee which is paid monthly and computed as a percentage of the average daily net assets of the Fund. Under the terms of the agreement, each Fund will pay a discounted rate of $350 per month during the first year of operation. The Trust reserves the right to change its accounting and administrative agent at any time, subject to the terms of the Accounting and Administration Agreement.

Transfer Agent

Each Fund has entered into a Transfer Agent Agreement ("Transfer Agent Agreement") with Mutual Shareholder Services, LLC. (MSS), pursuant to which MSS has agreed to act as the Fund's transfer, redemption and dividend disbursing agent. As such, the Transfer Agent maintains the Funds' official records of shareholders and is responsible for crediting dividends to shareholders' accounts. In consideration for such services, the Transfer Agent receives from the Adviser on behalf of each Fund an annual fee, paid monthly, computed as a percentage of the average daily net assets of the Fund. Under the terms of the agreement, each Fund will pay a discounted rate of $150 per month during the first year of operation. The Trust reserves the right to change its transfer, redemption and dividend distributing agent at any time, subject to the terms of the Transfer Agent Agreement.

Custodian

The  Funds'  custodian  is US  Bank,  N.A.  ("Custodian"),  425  Walnut  Street,
Cincinnati, OH, 45202. Each Fund has entered into a Custodian Agreement ("Custodian Agreement") with the Custodian, pursuant to which the Custodian will hold all securities and cash of the Fund, deliver and receive payment for securities sold, receive and pay for securities purchased, collect income from investments and perform other duties, all as directed by officers of the Fund. The Custodian will not exercise any supervisory function over the purchase and sale of securities or the payment of distributions to shareholders. In consideration of such services, the Adviser on behalf of each Fund pays the Custodian an annual fee which is paid monthly and computed as a percentage of the average daily net assets of the Fund. Under the terms of the agreement, each Fund will pay a discounted rate of $250.00 per month during the first year of operation. The Fund reserves the right to change its custodian at any time, subject to the terms of the Custodian Agreement.

Auditors

McCurdy and Associates CPA's Inc., 27955 Clemens Road Westlake, OH 44145 serves as the Funds' independent certified public accountant and audits the financial statements of the Funds. The Funds' CPA must be approved annually by the Board of Trustees.


                                   Section II

                   A. Brokerage Allocation and Other Practices


Portfolio Transactions
Decisions  to buy and sell  securities  for the Funds  are made by the  Adviser.
Portfolio security transactions for the Funds are effected by or under the supervision of the Adviser.

Transactions on stock exchanges involve the payment of negotiated brokerage commissions. There is generally no stated commission in the case of securities traded in the over-the-counter markets, but the price of those securities includes an undisclosed commission or markup. The cost of securities purchased from underwriters includes an underwriting commission or concession, and the prices at which securities are purchased from and sold to dealers include a dealer's markup or markdown.

In executing portfolio transactions and selecting brokers and dealers, it is each Fund's policy to seek the best overall terms available. In assessing the best overall terms available for any transaction, the Adviser shall consider the factors it deems relevant, including the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer, and the reasonableness of the commission, if any, for the specific transaction and on a continuing basis. In addition, the Advisory Agreement authorizes the Adviser to pay a higher commission than is charged by other broker-dealers if the Adviser determines in good faith that the commission is reasonable in relation to the value of the brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934) provided to the Fund.

The Adviser may execute securities transactions through its affiliate, Queens Road Securities, LLC.

The Board of Trustees will periodically review the commissions paid by the Funds to determine if the commissions paid over representative periods of time were reasonable in relation to the benefits inuring to the Funds. It is possible that certain of the services received will primarily benefit one or more other accounts for which investment discretion is exercised. Conversely, the Fund may be the primary beneficiary of services received as a result of portfolio transactions effected for other accounts. The Adviser's fee under the Advisory Agreement is not reduced by reason of the Adviser's receiving such brokerage and research services.

Although investment decisions for the Funds are made independently from those of the other accounts managed by the Adviser, investments of the kind made by the Funds may also be made by those other accounts. When a Fund and one or more accounts managed by the Adviser are prepared to invest in, or desire to dispose of, the same security, available investments or opportunities for sales will be allocated in a manner believed by the Adviser to be equitable. In some cases, this procedure may adversely affect the price paid or received by a Fund or the size of the position obtained for or disposed of by a Fund.

Capital Stock and Other Securities

The Declaration of Trust provides for an unlimited number of authorized shares, which may, without shareholder approval, be divided into an unlimited number of series of such shares. There are presently two series of shares, which are Queens Road Large Cap Value Fund and Queens Road Small Cap Value Fund. Each Fund share represents an equal proportionate interest in the Fund with other Fund shares, and is entitled to such dividends and distributions out of the Fund's income as are declared at the discretion of the Board of Trustees. All consideration received by the Trust for shares of a Fund and all assets in which such consideration is invested will belong to the Fund and will be subject to the liabilities relating thereto.

Shareholders are entitled to one vote per share (and proportional voting for fractional shares, e.g. 2.5 shares cast 2.5 votes) on such matters as shareholders are entitled to vote. The laws of the State of Delaware, under which the Trust is organized, and the Trust's bylaws provide that a Fund is not required to hold an annual meeting of shareholders unless required to do so under the 1940 Act. Accordingly, the Funds will not hold annual shareholder meetings unless required to do so under the 1940 Act. Shareholders holding two-thirds of a Fund's voting shares do have the right to call a meeting of shareholders for the purpose of voting to remove one or more Trustees. A Fund will render assistance to shareholders in connection with their efforts to arrange a shareholder meeting as required under Section 16(c) of the 1940 Act.

Upon issuance and sale in accordance with the terms of the Funds' prospectus, each share will be fully paid and non-assessable. Shares of the Funds have no preemptive, subscription or conversion rights and are redeemable as set forth in the Funds' prospectus in the section titled "How to Redeem Shares." The Funds will not issue share certificates evidencing shares. Instead, your account will be credited with the number of shares purchased, relieving you of responsibility for safekeeping of certificates and the need to deliver them upon redemption.

The Declaration of Trust also provides that shareholders shall not be subject to any personal liability for the acts or obligations of either Fund and that every agreement, obligation or instrument entered into or executed by either Fund shall contain a provision to the effect that the shareholders are not personally liable thereunder.


                  B. Purchase, Redemption and Pricing of Shares

See "How To Purchase Shares" and "How To Redeem Shares" in the Fund's prospectus.



                            C. Taxation of the Funds


Each Fund will be treated as a separate entity for Federal income tax purposes and intends to qualify continually as a regulated investment company under Subchapter M of the Internal Revenue Code. Such qualification removes from the Funds any liability for Federal income taxes upon the portion of its income distributed to shareholders and makes federal income tax upon such distributed income generated by the Funds' investments the sole responsibility of the shareholders. Continued qualification requires the Fund to distribute to its shareholders each year substantially all of its income and capital gains. A distribution will be treated as paid on December 31 of the calendar year if it is declared by the Fund in October, November or December of that year with a record date in such month and paid by the Fund during January of the following calendar year. Such distributions will be taxable to shareholders in the calendar year in which the distributions are declared, rather than the calendar year in which the distributions are received. The Funds will notify shareholders of the tax status of dividends and distributions.

If a Fund does not qualify for taxation as a regulated investment company for any taxable year, the Fund's income will be subject to corporate income taxes imposed at the Fund level, and all distributions from earnings and profits, including distributions of net capital gain (i.e., the excess, if any, of net long-term capital gain over net short-term capital loss), will be taxable to shareholders as ordinary income.

A Fund's transactions, if any, in options, futures contracts, hedging transactions, forward contracts, straddles and foreign currencies will be subject to special tax rules (including mark-to-market, constructive sale, straddle, wash sale and short sale rules), the effect of which may be to accelerate income to the Fund, defer losses to the Fund, cause adjustments in the holding periods of the Fund's securities, convert long-term capital gains into short-term capital gains and convert short-term capital losses into long-term capital losses. These rules could therefore affect the amount, timing and character of distributions to shareholders of the Fund.

Distributions of a Fund's net ordinary income and distributions of any net realized short-term capital gain will be taxable to shareholders as ordinary income. Distributions of net capital gain are taxable as long-term capital gain, regardless of how long a shareholder has held shares in the Fund. Distributions are taxable in the manner discussed regardless of whether they are paid to the shareholder in cash or are reinvested in additional shares of the Fund. The investment objective of each Fund is such that only a small portion, if any, of the Fund's distributions is expected to qualify for the dividends-received deduction for corporate shareholders.

Any dividend or distribution paid by a Fund has the effect of reducing the net asset value per share on the ex-dividend date by the amount of the dividend or distribution. Therefore, a dividend or distribution paid shortly after a purchase of shares by an investor would represent, in substance, a return of capital to the shareholder, even though subject to income taxes. A Fund may also, from time to time, pay dividends in excess of net income and net realized capital gains. Any such excess dividends would constitute a non-taxable return of capital to the shareholder.

A distribution with respect to shares of a Fund held by a tax-deferred or qualified plan, such as an individual retirement account or corporate pension or profit-sharing plan, generally will not be taxable to the plan. Distributions from such plans will be taxable to individual participants under applicable tax rules without regard to the character of the income earned by the qualified plan.

Any gain or loss arising from a sale or redemption of Fund shares generally will be capital gain or loss. Such gain or loss will be long-term capital gain or loss if the shareholder has held such shares for more than one year at the time of the sale or redemption; and otherwise short-term capital gain or loss. If a shareholder has held shares in a Fund for six months or less and during that period has received a distribution of net capital gain, any loss recognized by the shareholder on the sale of those shares during the six-month period will be treated as a long-term capital loss to the extent of the distribution. In determining the holding period of such shares for this purpose, any period during which a shareholder's risk of loss is offset by means of options, short sales or similar transactions is not counted.

Any loss realized by a shareholder on a sale or exchange of shares of the Fund will be disallowed to the extent the shares disposed of are replaced within a period of 61 days beginning 30 days before the ending 30 days after the shares are sold or exchanged. For this purpose, acquisitions made by reinvesting distributions would constitute a replacement if made within the period. If disallowed, the loss will be reflected in an upward adjustment to the basis of the shares acquired.

In accordance with the Code, a Fund may be required to withhold a portion of dividends or redemptions or capital gains paid to a shareholder and remit such amount to the Internal Revenue Service if the shareholder fails to furnish the Fund with a correct taxpayer identification number, if the shareholder fails to supply the Fund with a tax identification number altogether, if the shareholder fails to make a required certification that the shareholder's taxpayer identification number is correct and that the shareholder is not subject to backup withholding, or if the Internal Revenue Service notifies the Fund to withhold a portion of such distributions from a shareholder's account. Backup withholding is not an additional tax; any amounts so withheld may be credited against a shareholder's federal income tax liability or refunded.

The foregoing discussion of U.S. federal income tax law relates solely to the application of that law to U.S. citizens or residents and U.S. domestic corporations, partnerships, trusts and estates. Each shareholder who is not a U.S. person should consider the U.S. and foreign tax consequences of ownership of shares of the Fund, including the possibility that such shareholder may be subject to a U.S. withholding tax at a rate of 30 percent (or at a lower rate under an applicable income tax treaty) on amounts constituting ordinary income. In addition, the foregoing discussion of tax law is based on existing provisions of the Code, existing and proposed regulations thereunder, and current administrative rulings and court decisions, all of which are subject to change. Any such changes could affect the validity of this discussion. The discussion also represents only a general summary of tax law and practice currently applicable to the Fund and certain shareholders therein, and, as such, is subject to change. In particular, the consequences of an investment in shares of the Fund under the laws of any state, local or foreign taxing jurisdictions are not discussed herein.

PROSPECTIVE INVESTORS ARE ADVISED TO CONSULT THEIR OWN TAX ADVISORS AS TO THE TAX CONSEQUENCES OF THE PURCHASE, OWNERSHIP AND DISPOSITION OF SHARES OF THE FUND.


                                 D. Performance

Performance quotations are subject to SEC rules. These rules require the use of standardized performance quotations or, alternatively, that every non-standardized performance quotation furnished by a Fund be accompanied by certain standardized performance information computed as required by the SEC. Average annual total return quotations used by the Funds are based on the standardized methods of computing performance mandated by the SEC. An explanation of these and other methods used by the Funds to compute or express performance follows. Regardless of the method used, past performance does not guarantee future results, and is an indication of the return to shareholders only for the limited historical period used. When this SAI was printed, the Funds were new and did not have any performance to report.

Average annual total return. Average annual total return is determined by finding the average annual rates of return that would equate an initial hypothetical $1,000 investment to its ending redeemable value. The calculation assumes that income dividends and capital gain distributions are reinvested. The quotation assumes the account was completely redeemed at the end of each period.

These figures will be calculated according to the SEC formula:

                        P(1+T)n = ERV
where:

          P    = a hypothetical initial payment of $1,000

          T    = average annual total return

          n    =number of years

          ERV = ending redeemable value of a hypothetical $1,000 payment made at the beginning of each period at the end of each period


Cumulative total return. Like average annual total return, cumulative total return assumes that income dividends and capital gain distributions are reinvested. Cumulative total return, however, is based on the actual return for a specified period rather than on the average return over the periods.

Current distribution rate. Current yield, which is calculated according to a formula prescribed by the SEC, is not indicative of the amounts which were or will be paid to shareholders. Amounts paid to shareholders are reflected in the quoted current distribution rate or taxable-equivalent rate. The current distribution rate is usually computed by annualizing the dividends paid per share by a Fund during a certain period and dividing that amount by the current maximum offering price.

Volatility. Occasionally statistics may be used to show a fund's volatility or risk. Measures of volatility or risk are generally used to compare a fund's net asset value or performance to a market index. One measure of volatility is beta. Beta is the volatility of a fund relative to the total market, as represented by an index considered representative of the types of securities in which the fund invests. A beta of more than 1.00 indicates volatility greater than the market and a beta of less than 1.00 indicates volatility less than the market. Another measure of volatility or risk is standard deviation. Standard deviation is used to measure variability of net asset value or total return around an average over a specified period of time. The idea is that greater volatility means greater risk undertaken in achieving performance.

The Funds may include in their advertising or sales material information relating to investment goals and performance results of the Funds.

Standardized After Tax Returns

Average annual total return (after taxes on distributions) and annual total return (after taxes on distributions and redemptions) are calculated assuming that distributions by the Fund and gains on a sale of fund shares are taxed at the highest applicable individual federal income tax rate. Where given, standardized after tax returns, after taxes on distributions and redemptions, are computed assuming a complete sale of fund shares at the end of the 1-, 5-, or 10-year measurement period, resulting in capital gains taxes or a tax benefit from any resulting capital losses. Applicable federal tax law will be used to determine whether and how gains and losses from the sale of shares with different holding periods are netted, as well as the tax character (e.g., short-term or long-term) of any resulting gains or losses.

Other assumptions used in computing standardized after tax returns:

o    Applicable historical rates are used.

o    Colander year periods are used.

o    State and local taxes are excluded.

o Alternative minimum tax or phase outs of certain tax credits, exemptions, and deductions for taxpayers whose adjusted gross income is above a specified amount is not taken into account.

o Taxes due on a distribution are deducted at the time the distribution is reinvested and will reduce the amount of the reinvestment.

o Will be calculated assuming that the taxable amount and tax character (e.g., ordinary income, short-term capital gain, long-term capital gain) of each distribution are as specified by the fund on the dividend declaration date, adjusted to reflect subsequent recharacterizations.

Comparisons

To help you better evaluate how an investment in a Fund may satisfy your investment goal, advertisements and other materials about the Fund may discuss certain measures of Fund performance as reported by various financial publications. Materials may also compare performance (as calculated above) to performance as reported by other investments, indices, and averages. These comparisons may include, but are not limited to, the following examples:

* Dow Jones Composite Average and its component averages - a price-weighted average of 65 stocks that trade on the New York Stock Exchange. The average is a combination of the Dow Jones Industrial Average (30 blue-chip stocks that are generally leaders in their industry), the Dow Jones Transportation Average (20 transportation stocks), and the Dow Jones Utilities Average (15 utility stocks involved in the production of electrical energy).
* Standard & Poor's 500 StockIndex or its component indices - a capitalization-weighted index designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. * Russell 2000 Index or its component indices - measures the performance of approximately 2,000 small cap U.S. companies based on total market capitalization.
* The New York Stock Exchange composite or component indices - an unmanaged index of all industrial, utilities, transportation, and finance stocks listed on the NYSE. * Wilshire 5000 Equity Index - represents the return on the market value of all common equity securities for which daily pricing is available. Comparisons of performance assume reinvestment of dividends.

* CDA Mutual Fund Report, published by CDA Investment Technologies, Inc. - analyzes price, current yield, risk, total return, and average rate of return (average annual compounded growth rate) over specified time periods for the mutual fund industry.
* Mutual Fund Source Book, published by Morningstar, Inc. - analyzes price, yield, risk, and total return for mutual funds.
* Financial publications: The Wall Street Journal, Business Week, Changing Times, Financial World, Forbes, Fortune, and Money magazines - provide performance statistics over specified time periods.
* Consumer Price Index (or Cost of Living Index), published by the U.S. Bureau of Labor Statistics - a statistical measure of change, over time, in the price of goods and services in major expenditure groups.
* Stocks, Bonds, Bills, and Inflation, published by Ibbotson Associates - historical measure of yield, price, and total return for common and small company stock, long-term government bonds, Treasury bills, and inflation.
* Morningstar - information published by Morningstar, Inc., including Morningstar proprietary mutual fund ratings. The ratings reflect Morningstar's assessment of the historical risk-adjusted performance of a fund over specified time periods relative to other funds within its category.
* Lipper - Mutual Fund Performance Analysis and Lipper - Fixed Income Fund Performance Analysis - measure total return and average current yield for the mutual fund industry and rank individual mutual fund performance over specified time periods, assuming reinvestment of all distributions, exclusive of any applicable sales charges.

From time to time advertisements or information for each Fund may include a discussion of certain attributes or benefits to be derived from an investment in the Fund. The advertisements or information may include symbols, headlines, or other material that highlights or summarizes the information discussed in more detail in the communication.

In assessing comparisons of performance, you should keep in mind that the composition of the investments in the reported indices and averages is not identical to a Fund's portfolio, the indices and averages are generally unmanaged and do not pay expenses, and the items included in the calculations of the averages may not be identical to the formula used by a Fund to calculate its figures. In addition, there can be no assurance that a Fund will continue its performance as compared to these other averages.


E.  Financial Statements


To The Shareholders and Trustees
Bragg Capital Trust:

We have audited the accompanying statement of assets and liabilities of Bragg Capital Trust (comprised of the Queens Road Large Cap Value Fund and the Queens Road Small Cap Value Fund) as of May 16, 2002. This financial statement is the responsibility of the Trust's management. Our responsibility is to express an opinion on this financial statement based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the statement of assets and liabilities is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the statement of assets and liabilities. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall statement of assets and liabilities presentation. Our procedures included confirmation of cash held by the custodian as of May 16, 2002, by correspondence with the custodian. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the statement of assets and liabilities referred to above presents fairly, in all material respects, the financial position of each of the respective portfolios constituting the Bragg Capital Trust as of May 16, 2002, in conformity with accounting principles generally accepted in the United States of America.




/s/McCurdy & Associates CPA's, Inc.
-----------------------------------
McCurdy & Associates CPA's, Inc.
Westlake, Ohio
May 16, 2002

                               BRAGG CAPITAL TRUST
                       STATEMENT OF ASSETS AND LIABILITIES
                                  MAY 16, 2002


                                        Queens Road               Queens Road
                                         Large Cap                 Small Cap
                                         Value Fund                Value Fund

ASSETS:
   Cash in Bank                         $100,000                    $100,000
         Total Assets                   $100,000                    $100,000


LIABILITIES:                            $0                          $0
        Total Liabilities               $0                          $0


NET ASSETS                              $100,000                    $100,000


NET ASSETS CONSIST OF:
  Capital Paid In                       $100,000                    $100,000



OUTSTANDING SHARES                       10,000                      10,000


NET ASSET VALUE PER SHARE               $10.00                      $10.00


OFFERING PRICE PER SHARE                $10.00                      $10.00




The accompanying notes are an integral part of the financial statement



                               BRAGG CAPITAL TRUST
                          NOTES TO FINANCIAL STATEMENTS
                                  May 16, 2002


1.  ORGANIZATION
          The Queens Road Large Cap Value Fund ("Queens Road Large Cap") and Queens Road Small Cap Value Fund ("Queens Road Small Cap") (collectively, the "Funds") are series of the Bragg Capital Trust ("Trust"). The Trust is an open-end management investment company, as defined in the 1940 Act, organized as a business trust under the laws of the State of Delaware by Certificate of Trust, dated as of January 1, 2002, and by the Declaration of Trust, dated as of May 10, 2002 (the "Declaration of Trust"). A "Series" is a separate pool of assets of the Trust which is separately managed and may have a different investment objective and different investment policies of another Series. The Funds are currently the only two Series of the Trust.

          The primary investment objective of the Queens Road Large Cap Value Fund is long term growth of capital. The primary investment if the Queens Road Small Cap Value Fund is long term growth of capital.

          The Funds use an independent custodian and transfer agent. No transactions other than those relating to organizational matters and the sale of 10,000 shares of each Fund have taken place to date.

2.  RELATED PARTY TRANSACTIONS
          As of May 16, 2002, all of the outstanding shares of the Funds were owned by John Frank Bragg, Jr. A shareholder who beneficially owns, directly or indirectly, more than 25% of the Fund's voting securities may be deemed a "control person" (as defined in the 1940 Act) of the Fund.

          Bragg Financial Advisors, Inc., a registered investment advisor, is the Funds' investment manager. Each Fund has retained Bragg Financial Advisors, Inc. to provide management and investment advisory services.

          Each Fund will pay the Adviser a management fee based on the net assets of the Fund. The following table illustrates the fee structure. The fees are expressed as a percentage of the Fund's average net assets.

                                    Queen Road Large Cap    Queen Road Small Cap
        Net Assets                     Management Fee          Management Fee

          $0-$250,000,000                  0.95%                    1.35%
          $250,000,001-$500,000,000        0.85%                    1.25%
          Greater than $500,000,000        0.80%                    1.15%


         Other Expenses

     Each Fund pays its own (1) brokerage fees and commissions; (2) taxes and governmental fees; (3) interest; and (4) extraordinary and non-recurring expenses.


                               BRAGG CAPITAL TRUST
                     NOTES TO FINANCIAL STATEMENTS (CONT'D)
                                  May 16, 2002


2.  RELATED PARTY TRANSACTIONS (Cont'd)
          Pursuant to the Advisory Agreement, the Adviser, on behalf of each Fund, will pay the following: (1) fees of the Independent Trustees;
          (2) expenses of registration of the Trust and of the shares of the Fund with the SEC and various states; (3) charges of the custodian, dividend and transfer agent; (4) outside auditing and legal expenses;
          (5) liability insurance premiums on property or personnel (including officers and trustees); (6) maintenance of business trust existence;
          (7) costs of preparing, printing and mailing registration statements, prospectuses, periodic reports and other documents furnished to shareholders and regulatory authorities; (8) portfolio pricing services; and (9) Fund shareholder meetings.

          Queens Road Securities, LLC acts as the principal underwriter and is an affiliate of Bragg Financial Advisors, Inc.

          Certain trustees and officers of Bragg Capital Trust are also directors and officers of Bragg Financial Advisors, Inc. and Queens Road Securities, LLC.

     3.  CAPITAL STOCK AND DISTRIBUTION

          At May 16, 2002 paid in capital amounted to $100,000 for each of the Funds. Transactions in capital stock were as follows:

                                             Queens Road            Queens Road
                                              Large Cap              Small Cap
                                             Value Fund              Value Fund

                  Shares Sold                  10,000                 10,000

                  Shares Redeemed              0                      0

                  Net Increase                 10,000                 10,000

                  Shares Outstanding           10,000                 10,000

     4.  OTHER
         Expenses incurred in connection with the organization of the Trust and initial offering of shares will be permanently absorbed by the Adviser.

                                    PART C

                                Other Information

Item 23. Exhibits.

a.   Certificate  of Trust  and  Declaration  of Trust of Bragg  Capital  Trust.
     Attached

b.   By-Laws of Bragg Capital Trust.

c.   Reference is made in Article VII of the Declaration of Trust.

d. Investment Advisory Agreement between Bragg Financial Advisors, Inc. and Bragg Capital Trust. Attached

e. Distribution Agreement between Queens Road Securities, LLC and Bragg Capital Trust. Attached

f.   None

g.   Custodian Agreement between Custodian and Bragg Capital Trust. Attached

h. Transfer Agent Agreement and Fund Accountant Agreement between Mutual Shareholder Services, LLC. and Bragg Capital Trust. Attached

i.   Form of Opinion of Legal Counsel. Attached

j.   Consent of Independent Auditors. Attached.

k.   None

l.   None

m.   None

n.   None

p.   Code of Ethics. Attached

----------

Item 24. Persons Controlled by or Under Common Control with Registrant.

None

Item 25. Indemnification.

Article IX, Section 2 of the Declaration of Trust provides that the Registrant shall indemnify any present or former trustee, officer, employee or agent of the Registrant ("Covered Person") to the fullest extent permitted by law against liability and all expenses reasonably incurred or paid by him or her in connection with any claim, action, suit or proceeding ("Action") in which he or she becomes involved as a party or otherwise by virtue of his or her being or having been a Covered Person and against amounts paid or incurred by him or her in settlement thereof. Indemnification will not be provided to a person adjudged by a court or other body to be liable to the Registrant or its shareholders by reason of "willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office" ("Disabling Conduct"), or not to have acted in good faith in the reasonable belief that his or her action was in the best interest of the Registrant. In the event of a settlement, no indemnification may be provided unless there has been a determination that the officer or trustee did not engage in Disabling Conduct
(i) by the court or other body approving the settlement; (ii) by at least a majority of those trustees who are neither interested persons, as that term is defined in the Investment Company Act of 1940 ("1940 Act"), of the Registrant ("Independent Trustees"), nor are parties to the matter based upon a review of readily available facts; or (iii) by written opinion of independent legal counsel based upon a review of readily available facts.

     Pursuant to Article IX, Section 3 of the Declaration of Trust, if any present or former shareholder of any series ("Series") of the Registrant shall be held personally liable solely by reason of his or her being or having been a shareholder and not because of his or her acts or omissions or for some other reason, the present or former shareholder (or his or her heirs, executors, administrators or other legal representatives or in the case of any entity, its general successor) shall be entitled out of the assets belonging to the applicable Series to be held harmless from and indemnified against all loss and expense arising from such liability. The Registrant, on behalf of the affected Series, shall, upon request by such shareholder, assume the defense of any claim made against such shareholder for any act or obligation of the Series and satisfy any judgment thereon from the assets of the Series.

     Insofar as indemnification for liabilities arising under the Securities Act of 1933 ("1933 Act") may be permitted to trustees, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission, such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a trustee, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer or controlling person, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the 1933 Act and will be governed by the final adjudication of such issue.


Section 11 of the Investment Advisory Agreement (Exhibit (d) to the Registration Statement) limits the liability of Bragg Financial Advisors, Inc. to liabilities arising from willful misfeasance, bad faith or gross negligence in the performance of its duties or from reckless disregard by it of its obligations and duties under the Investment Advisory Agreement.

Item 26. Business and Other Connections of Investment Adviser.

See the Prospectus, "Investment Management -- Portfolio Manager" and Statement of Additional Information, "Management of the Fund."

Item 27. Principal Underwriters.

     (a) Queens Road Securities, LLC, the principal underwriter distributing securities of the Registrant, does not serve as the principal underwriter or distributor for any other investment company.


     (b) Set forth below is information concerning the directors and officers of the Registrant's principal underwriter. The principal business address of each of the persons listed is 100 Queens Road, Charlotte, North Carolina 28204, which is also the address of the Registrant's principal underwriter.



                     POSITIONS AND OFFICES            POSITIONS AND OFFICES
NAME                   WITH UNDERWRITER                  WITH REGISTRANT
----                   ----------------                  ---------------

Steve Scruggs        Compliance Officer            Trustee, President, Secretary


Benton Bragg        Chief Executive Officer         Trustee, Chairman, Treasurer



     (c) No commissions or other compensation were received directly or indirectly from the Registrant by any principal underwriter who was not an affiliated person of the Registrant.

Item 28. Location of Accounts and Records.

All accounts, books and documents required to be maintained by the Registrant pursuant to Section 31(a) of the Investment Company Act of 1940 and Rules 31a-1 through 31a-3 thereunder are maintained at the office of the Registrant, at the Registrant's principal offices and with the Transfer Agent. The Registrant's address: 100 Queens Road, Charlotte, NC 28204. The Transfer Agent's address:
8869 Brecksville Road, Brecksville, OH 44141


Item 29. Management Services.

Not applicable.



Item 30. Undertakings.

None


Signatures
Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, the Registrant has duly caused this Pre-effective amendment to its registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Charlotte, and State of North Carolina, on May 24, 2002.


By: /s/Steve Scruggs
    ----------------
         Steve Scruggs
         President and Secretary

                                State Of Delaware

                              CERTIFICATE OF TRUST

                               Bragg Capital Trust



THIS Certificate of Trust of Bragg Capital Trust (the "Trust"), dated December 4, 2001, is being duly executed and filed by the undersigned trustees, to form a business trust under the Delaware Business Trust Act (12 Del. C. ss. 3801, ET
SEQ).

1.   NAME. The name of the business trust formed hereby is Bragg Capital Trust

2. REGISTERED AGENT. The business address of the registered office of the Trust in the State of Delaware is 25 Greystone Manor, Lewes, DE 19958-9776, County of Sussex, 19801. The name of the Trust's registered agent at such address is AAA-Self Filer's Incorporation Services Corp.

3.   EFFECTIVE  DATE.  This  Certificate of Trust shall be effective  January 1,
     2002.

4. SERIES TRUST. Notice is hereby given that pursuant to Section 3804 of the Delaware Business Trust Act, the debts, liabilities, obligations and expenses incurred, contracted for or otherwise existing with respect to a particular series of the Trust shall be enforceable against the assets of such series only and not against the assets of the Trust generally. The Trust intends to become a registered investment company under the Investment Company Act of 1940, as amended, within 180 days of the effectiveness of this filing.

 Correspondence address: 100 Queens Road, Charlotte, NC 28204





By: /s/Steven Scruggs, Trustee
   ---------------------------
       Steven Scruggs, Trustee

                              Declaration Of Trust
                                       For
                               Bragg Capital Trust


                                  May 10, 2002

BRAGG CAPITAL TRUST
TRUST INSTRUMENT

TABLE OF CONTENTS

ARTICLE I DEFINITIONS

ARTICLE II THE TRUSTEES
 Section 1.  Management of the Trust
 Section 2.  Initial Trustees; Election and Number of Trustees
 Section 3.  Term of Office of Trustees
 Section 4.  Vacancies; Appointment of Trustees
 Section 5.  Temporary Vacancy or Absence
 Section 6.  Chairman
 Section 7.  Action by the Trustees
 Section 8.  Ownership of Trust Property
 Section 9.  Effect of Trustees Not Serving
 Section 10.  Trustees, etc. as Shareholders

ARTICLE III POWERS OF THE TRUSTEE
 Section 1.  Powers
 Section 2.  Certain Transactions

ARTICLE IV SERIES; CLASSES; SHARES
 Section 1.  Establishment of Series or Class
 Section 2.  Shares.
 Section 3.  Investment in the Trust
 Section 4.  Assets and Liabilities of Series
 Section 5.  Ownership and Transfer of Shares
 Section 6.  Status of Shares; Limitation of Shareholder Liability

ARTICLE V DISTRIBUTIONS AND REDEMPTIONS
 Section 1.  Distributions
 Section 2.  Redemptions
 Section 3.  Determination of Net Asset Value
 Section 4.  Suspension of Right of Redemption

ARTICLE VI SHAREHOLDERS' VOTING POWERS AND MEETINGS
 Section 1.  Voting Powers
 Section 2.  Meetings of Shareholders
 Section 3.  Quorum; Required Vote
 Section 3.  Quorum; Required Vote

ARTICLE VII CONTRACTSWITH SERVICE PROVIDERS
 Section 1.  Investment Adviser
 Section 2.  Principal Underwriter
 Section 3.  Transfer Agency, Shareholder Services, and Administration
             Agreements
 Section 4.  Custodian
 Section 5.  Parties to Contracts with Service Providers


ARTICLE VIII EXPENSES OF THE TRUST AND SERIES

ARTICLE IX LIMITATION OF LIABILITY AND INDEMNIFICATION
 Section 1.  Limitation of Liability
 Section 2.  Indemnification
 Section 3.  Indemnification of Shareholders

ARTICLE X MISCELLANEOUS
 Section 1.  Trust Not a Partnership
 Section 2.  Trustee Action; Expert Advice; No Bond or Surety
 Section 3.  Record Dates
 Section 4.  Termination of the Trust
 Section 5.  Reorganization
 Section 6.  Trust Instrument
 Section 7.  Applicable Law
 Section 8.  Amendments
 Section 9.  Fiscal Year
 Section 10. Severability

     This TRUST INSTRUMENT is made on May 10, 2002 by the Trustees, to establish a business trust for the investment and reinvestment of funds contributed to the Trust by investors. The Trustees declare that all money and property contributed to the Trust shall be held and managed in trust pursuant to this Trust
Instrument. The name of the Trust created by this Trust Instrument is Bragg Capital Trust.

                                    ARTICLE I

                                   DEFINITIONS


     Unless otherwise provided or required by the context:

     (a) "By-laws" means the By-laws of the Trust adopted by the Trustees, as amended from time to time;

     (b)  "Class" means the class of Shares of a Series established  pursuant to
          Article IV;

     (c) "Commission," "Interested Person," and "Principal Underwriter" have the meanings provided in the 1940 Act;

     (d)  "Covered Person" means a person so defined in Article IX, Section 2;

     (e) "Delaware Act" means Chapter 38 of Title 12 of the Delaware Code entitled "Treatment of Delaware Business Trusts," as amended from time to time;

     (f) "Majority Shareholder Vote" means "the vote of a majority of the outstanding voting securities" as defined in the 1940 Act;

     (g) "Net Asset Value" means the net asset value of each Series of the Trust, determined as provided in Article V, Section 3;

     (h) "Outstanding Shares" means Shares shown in the books of the Trust or its transfer agent as then issued and outstanding, but does not include Shares which have been repurchased or redeemed by the Trust and which are held in the treasury of the Trust;

     (i)  "Series" means a series of Shares established pursuant to Article IV;

     (j)  "Shareholder" means a record owner of Outstanding Shares;

     (k) "Shares" means the equal proportionate transferable units of interest into which the beneficial interest of each Series or Class is divided from time to time (including whole Shares and fractions of Shares);

     (l) "Trust" means Bragg Capital Trust, established hereby, and reference to the Trust, when applicable to one or more Series, refers to that Series;

     (m) "Trustees" means the persons who have signed this Trust Instrument, so long as they shall continue in office in accordance with the terms hereof, and all other persons who may from time to time be duly qualified and serving as Trustees in accordance with Article II, in all cases in their capacities as Trustees hereunder;

     (n) "Trust Property" means any and all property, real or personal, tangible or intangible, which is owned or held by or for the Trust or any Series or by the Trustees on behalf of the Trust or any Series;

     (o) The "1940 Act" means the Investment Company Act of 1940, as amended from time to time.

                                   ARTICLE II

                                  THE TRUSTEES

     Section 1. Management of the Trust. The business and affairs of the Trust shall be managed by or under the direction of the Trustees, and they shall have all powers necessary or desirable to carry out that responsibility. The Trustees may execute all instruments and take all action they deem necessary or desirable to promote the interests of the Trust. Any determination made by the Trustees in good faith as to what is in the interests of the Trust shall be conclusive.

     Section 2. Initial Trustees; Election and Number of Trustees. The initial Trustees shall be the persons initially signing this Trust Instrument. The number of Trustees (other than the initial Trustees) shall be fixed from time to time by a majority of the Trustees; provided, that there shall be at least two
(2) Trustees. The Shareholders shall elect the Trustees (other than the initial Trustees) on such dates as the Trustees may fix from time to time.

     Section 3. Term of Office of Trustees. Each Trustee shall hold office for life or until his successor is elected or the Trust terminates; except that (a) any Trustee may resign by delivering to the other Trustees or to any Trust officer a written resignation effective upon such delivery or a later date specified therein; (b) any Trustee may be removed with or without cause at any time by a written instrument signed by at least two-thirds of the other Trustees, specifying the effective date of removal; (c) any Trustee who requests to be retired, or who has become physically or mentally incapacitated or is otherwise unable to serve, may be retired by a written instrument signed by a majority of the other Trustees, specifying the effective date of retirement; and
(d) any Trustee may be removed at any meeting of the Shareholders by a vote of at least two-thirds of the Outstanding Shares.

     Section 4. Vacancies; Appointment of Trustees. Whenever a vacancy shall exist in the Board of Trustees, regardless of the reason for such vacancy, the remaining Trustees shall appoint any person as they determine in their sole discretion to fill that vacancy, consistent with the limitations under the 1940 Act. Such appointment shall be made by a written instrument signed by a majority of the Trustees or by a resolution of the Trustees, duly adopted and recorded in the records of the Trust, specifying the effective date of the appointment. The Trustees may appoint a new Trustee as provided above in anticipation of a vacancy expected to occur because of the retirement, resignation, or removal of a Trustee, or an increase in number of Trustees, provided that such appointment shall become effective only at or after the expected vacancy occurs. As soon as any such Trustee has accepted his appointment in writing, the trust estate shall vest in the new Trustee, together with the continuing Trustees, without any further act or conveyance, and he shall be deemed a Trustee hereunder. The power of appointment is subject to Section 16(a) of the 1940 Act.

     Section 5. Temporary Vacancy or Absence. Whenever a vacancy in the Board of Trustees shall occur, until such vacancy is filled, or while any Trustee is absent from his domicile (unless that Trustee has made arrangements to be informed about, and to participate in, the affairs of the Trust during such absence), or is physically or mentally incapacitated, the remaining Trustees shall have all the powers hereunder and their certificate as to such vacancy, absence, or incapacity shall be conclusive. To the extent permitted under the 1940 Act, any Trustee may, by power of attorney, delegate his powers as Trustee for a period not exceeding six (6) months at any one time to any other Trustee or Trustees.

     Section 6. Chairman. The Trustees shall appoint one of their number to be Chairman of the Board of Trustees. The Chairman shall preside at all meetings of the Trustees, shall be authorized to execute the policies established by the Trustees and the administration of the Trust, and may be the chief executive, financial and/or accounting officer of the Trust.

     Section 7. Action by the Trustees. The Trustees shall act by majority vote at a meeting duly called (including at a telephonic meeting, unless the 1940 Act requires that a particular action be taken only at a meeting of Trustees in person) at which a quorum is present or by written consent of a majority of Trustees (or such greater number as may be required by applicable law) without a meeting. A majority of the Trustees shall constitute a quorum at any meeting. Meetings of the Trustees may be called orally or in writing by the Chairman of the Board of Trustees or by any two other Trustees. Notice of the time, date and place of all Trustees meetings shall be given to each Trustee by telephone, facsimile or other electronic mechanism sent to his home or business address at least twenty-four hours in advance of the meeting or by written notice mailed to his home or business address at least seventy-two hours in advance of the meeting. Notice need not be given to any Trustee who attends the meeting without objecting to the lack of notice or who signs a waiver of notice either before or after the meeting. Subject to the requirements of the 1940 Act, the Trustees by majority vote may delegate to any Trustee or Trustees authority to approve particular matters or take particular actions on behalf of the Trust. Any written consent or waiver may be provided and delivered to the Trust by facsimile or other similar electronic mechanism.

     Section 8. Ownership of Trust Property. The Trust Property of the Trust and of each Series shall be held separate and apart from any assets now or hereafter held in any capacity other than as Trustee hereunder by the Trustees or any successor Trustees. All of the Trust Property and legal title thereto shall at all times be considered as vested in the Trustees on behalf of the Trust, except that the Trustees may cause legal title to any Trust Property to be held by or in the name of the Trust, or in the name of any person as nominee. No

Shareholder shall be deemed to have a severable ownership in any individual asset of the Trust or of any Series or any right of partition or possession thereof, but each Shareholder shall have, as provided in Article IV, a proportionate undivided beneficial interest in the Trust or Series represented by Shares.

     Section 9. Effect of Trustees Not Serving. The death, resignation, retirement, removal, incapacity, or inability or refusal to serve of the Trustees, or any one of them, shall not operate to annul the Trust or to revoke any existing agency created pursuant to the terms of this Trust Instrument.

     Section 10. Trustees, etc. as Shareholders. Subject to any restrictions in the By-laws, any Trustee, officer, agent or independent contractor of the Trust may acquire, own and dispose of Shares to the same extent as any other Shareholder; the Trustees may issue and sell Shares to and buy Shares from any such person or any firm or company in which such person is interested, subject only to any general limitations herein.

                                   ARTICLE III

                             POWERS OF THE TRUSTEES

     Section 1. Powers. The Trustees in all instances shall act as principals, free of the control of the Shareholders. The Trustees shall have full power and authority to take or refrain from taking any action and to execute any contracts and instruments that they may consider necessary or desirable in the management of the Trust. The Trustees shall not in any way be bound or limited by current or future laws or customs applicable to trust investments, but shall have full power and authority to make any investments which they, in their sole discretion, deem proper to accomplish the purposes of the Trust, and to dispose of the same. The Trustees may exercise all of their powers without recourse to any court or other authority. Subject to any applicable limitation herein or in the By-laws or resolutions of the Trust, the Trustees shall have power and authority, without limitation:

     (a) To invest and reinvest cash and other property, and to hold cash or other property uninvested, without in any event being bound or limited by any current or future law or custom concerning investments by trustees, and to sell, exchange, lend, pledge, mortgage, hypothecate, write options on and lease any or all of the Trust Property; to invest in obligations and securities of any kind, and without regard to whether they may mature before the possible termination of the Trust; and without limitation to invest all or any part of its cash and other property in securities issued by a registered investment company or series thereof, subject to the provisions of the 1940 Act;

     (b) To operate as and carry on the business of a registered investment company, and exercise all the powers necessary and proper to conduct such a business;

     (c) To adopt By-laws not inconsistent with this Trust Instrument providing for the conduct of the business of the Trust and to amend and repeal them to the extent such right is not reserved to the Shareholders;

     (d) To elect and remove such officers and appoint and terminate such agents as they deem appropriate;

     (e) To employ as custodian of any assets of the Trust, subject to any provisions herein or in the By-laws, one or more banks, trust companies or companies that are members of a national securities exchange, or other entities permitted by the Commission to serve as such;

     (f) To retain one or more transfer agents and Shareholder servicing agents, or both;

     (g) To provide for the distribution of Shares either through a Principal Underwriter as provided herein or by the Trust itself, or both, and, subject to applicable law, to adopt a distribution plan of any kind;

     (h) To set record dates in the manner provided for herein or in the By-laws;

     (i) To delegate such authority as they consider desirable to any officers of the Trust and to any agent, independent contractor, manager, investment adviser, custodian or underwriter, in either general or specific terms;

     (j) To sell or exchange  any or all of the assets of the Trust,  subject to
Article X, Section 4;

     (k) To vote or give assent, or exercise any rights of ownership, with respect to other securities or property; and, if necessary, to execute and deliver powers of attorney delegating such power to other persons;

     (l) To exercise powers and rights of subscription or otherwise which in any manner arise out of ownership of securities;

     (m) To hold any security or other property (i) in a form not indicating any trust, whether in bearer, book entry, unregistered or other negotiable form, or
(ii) either in the Trust's or Trustees' own name or in the name of a custodian or a nominee or nominees, subject to safeguards according to the usual practice of business trusts or investment companies;

     (n) To establish separate and distinct Series with separately defined investment objectives and policies and distinct investment purposes, and with separate Shares representing beneficial interests in such Series, and to establish separate Classes, all in accordance with the provisions of Article IV;

     (o) To the full extent permitted by Section 3804 of the Delaware Act, to allocate assets, liabilities and expenses of the Trust to a particular Series and liabilities and expenses to a particular Class or to apportion the same between or among two or more Series or Classes, provided that any liabilities or expenses incurred by a particular Series or Class shall be payable solely out of the assets belonging to that Series or Class as provided for in Article IV,
Section 4;

     (p) To consent to or participate in any plan for the reorganization, consolidation or merger of any corporation or concern whose securities are held by the Trust; to consent to any contract, lease, mortgage, purchase, or sale of property by such corporation or concern; and to pay calls or subscriptions with respect to any security held in the Trust;

     (q) To compromise, arbitrate, or otherwise adjust claims in favor of or against the Trust or any matter in controversy including, but not limited to, claims for taxes;

     (r) To make distributions of income and of capital gains to Shareholders in the manner hereinafter provided for;

     (s) To borrow money;

     (t) To establish, from time to time, a minimum total investment for Shareholders, and to require the redemption of the Shares of any Shareholders whose investment is less than such minimum upon giving notice to such Shareholder;

     (u) To establish committees for such purposes, with such membership, and with such responsibilities as the Trustees may consider proper, including a committee consisting of fewer than all of the Trustees then in office, which may act for and bind the Trustees and the Trust with respect to the institution, prosecution, dismissal, settlement, review or investigation of any legal action, suit or proceeding, pending or threatened;

     (v) To issue, sell, repurchase, redeem, cancel, retire, acquire, hold, resell, reissue, dispose of and otherwise deal in Shares; to establish terms and conditions regarding the issuance, sale, repurchase, redemption, cancellation, retirement, acquisition, holding, resale, reissuance, disposition of or dealing in Shares; and, subject to Articles IV and V, to apply to any such repurchase, redemption, retirement, cancellation or acquisition of Shares any funds or property of the Trust or of the particular Series with respect to which such Shares are issued;

     (w) To definitively interpret the investment objectives, policies and limitations of the Trust or any Series; and

     (x) To carry on any other business in connection with or incidental to any of the foregoing powers, to do everything necessary or desirable to accomplish any purpose or to further any of the foregoing powers, and to take every other action incidental to the foregoing business or purposes, objects or powers.

     The clauses above shall be construed as objects and powers, and the enumeration of specific powers shall not limit in any way the general powers of the Trustees. Any action by one or more of the Trustees in their capacity as such hereunder shall be deemed an action on behalf of the Trust or the applicable Series, and not an action in an individual capacity. No one dealing with the Trustees shall be under any obligation to make any inquiry concerning the authority of the Trustees, or to see to the application of any payments made or property transferred to the Trustees or upon their order. In construing this Trust Instrument, the presumption shall be in favor of a grant of power to the Trustees.

     Section 2. Certain Transactions. Except as prohibited by applicable law, the Trustees may, on behalf of the Trust, buy any securities from or sell any securities to, or lend any assets of the Trust to, any Trustee or officer of the Trust or any firm of which any such Trustee or officer is a member acting as principal, or have any such dealings with any investment adviser, administrator, distributor or transfer agent for the Trust or with any Interested Person of such person. The Trust may employ any such person or entity in which such person is an Interested Person, as broker, legal counsel, registrar, investment adviser, administrator, distributor, transfer agent, dividend disbursing agent, custodian or in any other capacity upon customary terms.

                                   ARTICLE IV

                             SERIES; CLASSES; SHARES

     Section 1. Establishment of Series or Class. The Trust shall consist of one or more Series. The Trustees hereby establish the Series listed in Schedule A attached hereto and made a part hereof. Each additional Series shall be established by the adoption of a resolution of the Trustees. The Trustees may designate the relative rights and preferences of the Shares of each Series. The Trustees may divide the Shares of any Series into Classes. In such case each Class of a Series shall represent interests in the assets of that Series and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that expenses allocated to a Class may be borne solely by such Class as determined by the Trustees and a Class may have exclusive voting rights with respect to matters affecting only that Class. The Trust shall maintain separate and distinct records for each Series and hold and account for the assets thereof separately from the other assets of the Trust or of any other Series. A Series may issue any number of Shares and need not issue Shares. Each Share of a Series shall represent an equal beneficial interest in the net assets of such Series. Each holder of Shares of a Series shall be entitled to receive his pro rata share of all distributions made with respect to such Series. Upon redemption of his Shares, such Shareholder shall be paid solely out of the funds and property of such Series. The Trustees may change the name of any Series or Class.

     Section 2. Shares. The beneficial interest in the Trust shall be divided into Shares of one or more separate and distinct Series or Classes established by the Trustees. The number of Shares of each Series and Class is unlimited and each Share shall have a par value of $0.001 per Share. All Shares issued hereunder shall be fully paid and nonassessable. Shareholders shall have no preemptive or other right to subscribe to any additional Shares or other securities issued by the Trust. The Trustees shall have full power and authority, in their sole discretion and without obtaining Shareholder approval: to issue original or additional Shares at such times and on such terms and conditions as they deem appropriate; to issue fractional Shares and Shares held in the treasury; to establish and to change in any manner Shares of any Series or Classes with such preferences, terms of conversion, voting powers, rights and privileges as the Trustees may determine (but the Trustees may not change Outstanding Shares in a manner materially adverse to the Shareholders of such Shares); to divide or combine the Shares of any Series or Classes into a greater or lesser number; to classify or reclassify any unissued Shares of any Series or Classes into one or more Series or Classes of Shares; to abolish any one or more Series or Classes of Shares; to issue Shares to acquire other assets (including assets subject to, and in connection with, the assumption of liabilities) and businesses; and to take such other action with respect to the Shares as the Trustees may deem desirable. Shares held in the treasury shall not confer any voting rights on the Trustees and shall not be entitled to any dividends or other distributions declared with respect to the Shares.

     Section 3. Investment in the Trust. The Trustees shall accept investments in any Series from such persons and on such terms as they may from time to time authorize. At the Trustees' discretion, such investments, subject to applicable law, may be in the form of cash or securities in which that Series is authorized to invest, valued as provided in Article V, Section 3. Investments in a Series shall be credited to each Shareholder's account in the form of full Shares at the Net Asset Value per Share next determined after the investment is received or accepted as may be determined by the Trustees; provided, however, that the Trustees may, in their sole discretion, (a) impose a sales charge upon investments in any Series or Class, (b) issue fractional Shares, or (c) determine the Net Asset Value per Share of the initial capital contribution. The Trustees shall have the right to refuse to accept investments, or any investment, in any Series at any time without any cause or reason therefor whatsoever.

     Section 4. Assets and Liabilities of Series. All consideration received by the Trust for the issue or sale of Shares of a particular Series, together with all assets in which such consideration is invested or reinvested, all income, earnings, profits, and proceeds thereof (including any proceeds derived from the sale, exchange or liquidation of such assets, and any funds or payments derived from any reinvestment of such proceeds in whatever form the same may be), shall be held and accounted for separately from the other assets of the Trust and every other Series and are referred to as "assets belonging to" that Series. The assets belonging to a Series shall belong only to that Series for all purposes, and to no other Series, subject only to the rights of creditors of that Series. Any assets, income, earnings, profits, and proceeds thereof, funds, or payments which are not readily identifiable as belonging to any particular Series shall be allocated by the Trustees between and among one or more Series as the Trustees deem fair and equitable. Each such allocation shall be conclusive and binding upon the Shareholders of all Series for all purposes, and such assets, earnings, income, profits or funds, or payments and proceeds thereof shall be referred to as assets belonging to that Series. The assets belonging to a Series shall be so recorded upon the books of the Trust, and shall be held by the Trustees in trust for the benefit of the Shareholders of that Series. The assets belonging to a Series shall be charged with the liabilities of that Series and all expenses, costs, charges and reserves attributable to that Series, except that liabilities and expenses allocated solely to a particular Class shall be borne by that Class. Any general liabilities, expenses, costs, charges or reserves of the Trust which are not readily identifiable as belonging to any particular Series or Class shall be allocated and charged by the Trustees between or among any one or more of the Series or Classes in such manner as the Trustees deem fair and equitable. Each such allocation shall be conclusive and binding upon the Shareholders of all Series or Classes for all purposes.

     Without limiting the foregoing, but subject to the right of the Trustees to allocate general liabilities, expenses, costs, charges or reserves as herein provided, the debts, liabilities, obligations and expenses incurred, contracted for or otherwise existing with respect to a particular Series shall be enforceable against the assets of such Series only, and not against the assets of the Trust generally or of any other Series. Notice of this contractual limitation on liabilities among Series may, in the Trustees' discretion, be set forth in the certificate of trust of the Trust (whether originally or by amendment) as filed or to be filed in the Office of the Secretary of State of the State of Delaware pursuant to the Delaware Act, and upon the giving of such notice in the certificate of trust, the statutory provisions of Section 3804 of the Delaware Act relating to limitations on liabilities among Series (and the statutory effect under Section 3804 of setting forth such notice in the certificate of trust) shall become applicable to the Trust and each Series. Any person extending credit to, contracting with or having any claim against any Series may look only to the assets of that Series to satisfy or enforce any debt, with respect to that Series. No Shareholder or former Shareholder of any Series shall have a claim on or any right to any assets allocated or belonging to any other Series.

     Section 5. Ownership and Transfer of Shares. The Trust shall maintain a register containing the names and addresses of the Shareholders of each Series and Class thereof, the number of Shares of each Series and Class held by such Shareholders, and a record of all Share transfers. The register shall be conclusive as to the identity of Shareholders of record and the number of Shares held by them from time to time. The Trustees may authorize the issuance of certificates representing Shares and adopt rules governing their use. The Trustees may make rules governing the transfer of Shares, whether or not represented by certificates.

     Section 6. Status of Shares; Limitation of Shareholder Liability. (a) Shares shall be deemed to be personal property giving Shareholders only the rights provided in this Trust Instrument. Every Shareholder, by virtue of having acquired a Share, shall be held expressly to have assented to and agreed to be bound by the terms of this Trust Instrument and to have become a party hereto.

     (b) No Shareholder shall be personally liable for the debts, liabilities, obligations and expenses incurred by, contracted for, or otherwise existing with respect to, the Trust or any Series. Neither the Trust nor the Trustees shall have any power to bind any Shareholder personally or to demand payment from any Shareholder for anything, other than as agreed by the Shareholder. Shareholders shall have the same limitation of personal liability as is extended to shareholders of a private corporation for profit incorporated in the State of Delaware. Every written obligation of the Trust or any Series shall contain a statement to the effect that such obligation may only be enforced against the assets of the Trust or such Series; however, the omission of such statement shall not operate to bind or create personal liability for any Shareholder or Trustee.


                                    ARTICLE V

                          DISTRIBUTIONS AND REDEMPTIONS

     Section 1. Distributions. The Trustees may declare and pay dividends and other distributions, including dividends on Shares of a particular Series and other distributions from the assets belonging to that Series. The amount and payment of dividends or distributions and their form, whether they are in cash, Shares or other Trust Property, shall be determined by the Trustees. Dividends and other distributions may be paid pursuant to a standing resolution adopted once or more often as the Trustees determine. All dividends and other distributions on Shares of a particular Series shall be distributed pro rata to the Shareholders of that Series in proportion to the number of Shares of that

Series they held on the record date established for such payment, except that such dividends and distributions shall appropriately reflect expenses allocated to a particular Class of such Series. The Trustees may adopt and offer to Shareholders such dividend reinvestment plans, cash dividend payout plans or similar plans as the Trustees deem appropriate.

     Section 2. Redemptions. Each Shareholder of a Series shall have the right at such times as may be permitted by the Trustees to require the Series to redeem all or any part of his Shares at a redemption price per Share equal to the Net Asset Value per Share at such time as the Trustees shall have prescribed by resolution, less any applicable charges or sales loads. In the absence of such resolution, the redemption price per Share shall be the Net Asset Value next determined after receipt by the Series of a request for redemption in proper form less such charges as are determined by the Trustees and described in the Trust's Registration Statement for that Series under the Securities Act of 1933. The Trustees may specify conditions, prices, and places of redemption, and may specify binding requirements for the proper form or forms of requests for redemption. Payment of the redemption price may be wholly or partly in securities or other assets at the value of such securities or assets used in such determination of Net Asset Value, or may be in cash. Upon redemption, Shares may be reissued from time to time. The Trustees may require Shareholders to redeem Shares for any reason under terms set by the Trustees, including the failure of a Shareholder to supply a personal identification number if required to do so, or to have the minimum investment required, or to pay when due for the purchase of Shares issued to him. To the extent permitted by law, the Trustees may retain the proceeds of any redemption of Shares required by them for payment of amounts due and owing by a Shareholder to the Trust or any Series or Class. Notwithstanding the foregoing, the Trustees may postpone payment of the redemption price and may suspend the right of the Shareholders to require any Series or Class to redeem Shares during any period of time when and to the extent permissible under the 1940 Act.

     Section 3. Determination of Net Asset Value. The Trustees shall cause the Net Asset Value of Shares of each Series or Class to be determined from time to time in a manner consistent with applicable laws and regulations. The Trustees may delegate the power and duty to determine Net Asset Value per Share to one or more Trustees or officers of the Trust or to a custodian, depository or other agent appointed for such purpose. The Net Asset Value of Shares shall be determined separately for each Series or Class at such times as may be prescribed by the Trustees or, in the absence of action by the Trustees, as of the close of trading on the New York Stock Exchange on each day for all or part of which such Exchange is open for unrestricted trading.

     Section 4. Suspension of Right of Redemption. If, as referred to in Section 2 of this Article, the Trustees postpone payment of the redemption price and suspend the right of Shareholders to redeem their Shares, such suspension shall take effect at the time the Trustees shall specify, but not later than the close of business on the business day next following the declaration of suspension. Thereafter Shareholders shall have no right of redemption or payment until the Trustees declare the end of the suspension. If the right of redemption is suspended, a Shareholder may either withdraw his request for redemption or receive payment based on the Net Asset Value per Share next determined after the suspension terminates.

                                   ARTICLE VI

                    SHAREHOLDERS' VOTING POWERS AND MEETINGS

     Section 1. Voting Powers. The Shareholders shall have power to vote only with respect to (a) the election of Trustees as provided in Section 2 of this Article; (b) the removal of Trustees as provided in Article II, Section 3(d);
(c) any investment  advisory or management  contract as provided in Article VII,
Section 1; (d) any termination of the Trust as provided in Article X, Section 4;
(e) the  amendment  of this Trust  Instrument  to the extent and as  provided in
Article X, Section 8; and (f) such additional matters relating to the Trust as may be required or authorized by law, this Trust Instrument, or the By-laws or any registration of the Trust with the Commission or any State, or as the Trustees may consider desirable.

     On any matter submitted to a vote of the Shareholders, all Shares shall be voted by individual Series or Class, except (a) when required by the 1940 Act, Shares shall be voted in the aggregate and not by individual Series or Class, and (b) when the Trustees have determined that the matter affects the interests of more than one Series or Class, then the Shareholders of all such Series or Classes shall be entitled to vote thereon. Each whole Share shall be entitled to one vote as to any matter on which it is entitled to vote, and each fractional Share shall be entitled to a proportionate fractional vote. There shall be no cumulative voting in the election of Trustees. Shares may be voted in person or by proxy or in any manner provided for in the By-laws. The By-laws may provide that proxies may be given by any electronic or telecommunications device or in any other manner, but if a proposal by anyone other than the officers or Trustees is submitted to a vote of the Shareholders of any Series or Class, or if there is a proxy contest or proxy solicitation or proposal in opposition to any proposal by the officers or Trustees, Shares may be voted only in person or by written proxy. Until Shares of a Series are issued, as to that Series the Trustees may exercise all rights of Shareholders and may take any action required or permitted to be taken by Shareholders by law, this Trust Instrument or the By-laws.

     Section 2. Meetings of Shareholders. The first Shareholders' meeting shall be held to elect Trustees at such time and place as the Trustees designate. Special meetings of the Shareholders of any Series or Class may be called by the Trustees and shall be called by the Trustees upon the written request of Shareholders owning at least ten percent of the Outstanding Shares of such Series or Class entitled to vote. Shareholders shall be entitled to at least fifteen days' notice of any meeting, given as determined by the Trustees.

     Section 3. Quorum; Required Vote. One-third of the Outstanding Shares of each Series or Class, or one-third of the Outstanding Shares of the Trust, entitled to vote in person or by proxy shall be a quorum for the transaction of business at a Shareholders' meeting with respect to such Series or Class, or with respect to the entire Trust, respectively. Any lesser number shall be sufficient for adjournments. Any adjourned session of a Shareholders' meeting may be held within a reasonable time without further notice. Except when a larger vote is required by law, this Trust Instrument or the By-laws, a majority of the Outstanding Shares voted in person or by proxy shall decide any matters to be voted upon with respect to the entire Trust (or, if required by law, a Majority Shareholder Vote of the entire Trust) and a plurality of such Outstanding Shares shall elect a Trustee; provided, that if this Trust Instrument or applicable law permits or requires that Shares be voted on any matter by individual Series or Classes, then a majority of the Outstanding Shares of that Series or Class (or, if required by law, a Majority Shareholder Vote of that Series or Class) voted in person or by proxy voted on the matter shall decide that matter insofar as that Series or Class is concerned.
Shareholders may act as to the Trust or any Series or Class by the written consent of a majority (or such greater amount as may be required by applicable law, this Trust Instrument, or the By-laws) of the Outstanding Shares of the Trust or of such Series or Class, as the case may be.

                                   ARTICLE VII

                        CONTRACTS WITH SERVICE PROVIDERS

     Section 1. Investment Adviser. Subject to a Majority Shareholder Vote, the Trustees may enter into one or more investment advisory contracts on behalf of the Trust or any Series, providing for investment advisory services, statistical and research facilities and services, and other facilities and services to be furnished to the Trust or Series on terms and conditions acceptable to the Trustees. Any such contract may provide for the investment adviser to effect purchases, sales or exchanges of portfolio securities or other Trust Property on behalf of the Trustees or may authorize any officer or agent of the Trust to effect such purchases, sales or exchanges pursuant to recommendations of the investment adviser. The Trustees may authorize the investment adviser to employ one or more sub-advisers.

     Section 2. Principal Underwriter. The Trustees may enter into contracts on behalf of the Trust or any Series or Class, providing for the distribution and sale of Shares by the other party, either directly or as sales agent, on terms and conditions acceptable to the Trustees. The Trustees may adopt a plan or plans of distribution with respect to Shares of any Series or Class and enter into any related agreements, whereby the Series or Class finances directly or indirectly any activity that is primarily intended to result in sales of its Shares, subject to the requirements of Section 12 of the 1940 Act, Rule 12b-1 thereunder, and other applicable rules and regulations.

     Section 3. Transfer Agency, Shareholder Services, and Administration Agreements. The Trustees, on behalf of the Trust or any Series or Class, may enter into transfer agency agreements, Shareholder service agreements, and administration and management agreements with any party or parties on terms and conditions acceptable to the Trustees.

     Section 4. Custodian. The Trustees shall at all times place and maintain the securities and similar investments of the Trust and of each Series in custody meeting the requirements of Section 17(f) of the 1940 Act and the rules thereunder. The Trustees, on behalf of the Trust or any Series, may enter into an agreement with a custodian on terms and conditions acceptable to the Trustees, providing for the custodian, among other things, to (a) hold the securities owned by the Trust or any Series and deliver the same upon written order or oral order confirmed in writing, (b) receive and receipt for any moneys due to the Trust or any Series and deposit the same in its own banking department or elsewhere, (c) disburse such funds upon orders or vouchers, and
(d) employ one or more sub-custodians.

     Section 5. Parties to Contracts with Service Providers. The Trustees may enter into any contract with any entity, although one more of the Trustees or officers of the Trust may be an officer, director, trustee, partner, shareholder, or member of such entity, and no such contract shall be invalidated or rendered void or voidable because of such relationship. No person having such a relationship shall be disqualified from voting on or executing a contract in his capacity as Trustee and/or Shareholder, or be liable merely by reason of such relationship for any loss or expense to the Trust with respect to such a contract or accountable for any profit realized directly or indirectly therefrom; provided, that the contract was reasonable and fair and not inconsistent with this Trust Instrument or the By-laws.

     Any contract referred to in Sections 1 and 2 of this Article shall be consistent with and subject to the applicable requirements of Section 15 of the 1940 Act and the rules and orders thereunder with respect to its continuance in effect, its termination, and the method of authorization and approval of such contract or renewal. No amendment to a contract referred to in Section 1 of this Article shall be effective unless assented to as required by Section 15 of the 1940 Act, and the rules and orders thereunder.

                                  ARTICLE VIII

                        EXPENSES OF THE TRUST AND SERIES

     Subject to Article IV, Section 4, the Trust or a particular Series shall pay, or shall reimburse the Trustees from the Trust estate or the assets belonging to the particular Series, for their expenses and disbursements, including, but not limited to, interest charges, taxes, brokerage fees and commissions; expenses of issue, repurchase and redemption of Shares; certain insurance premiums; applicable fees, interest charges and expenses of third parties, including the Trust's investment advisers, managers, administrators, distributors, custodians, transfer agents and fund accountants; fees of pricing, interest, dividend, credit and other reporting services; costs of membership in trade associations; telecommunications expenses; funds transmission expenses; auditing, legal and compliance expenses; costs of forming the Trust and its Series and maintaining its existence; costs of preparing and printing the prospectuses of the Trust and each Series, statements of additional information and Shareholder reports and delivering them to Shareholders; expenses of meetings of Shareholders and proxy solicitations therefor; costs of maintaining books and accounts; costs of reproduction, stationery and supplies; fees and expenses of the Trustees; compensation of the Trust's officers and employees and costs of other personnel performing services for the Trust or any Series; costs of Trustee meetings; Commission registration fees and related expenses; state or foreign securities laws registration fees and related expenses; and for such non-recurring items as may arise, including litigation to which the Trust or a Series (or a Trustee or officer of the Trust acting as such) is a party, and for all losses and liabilities by them incurred in administering the Trust. The Trustees shall have a lien on the assets belonging to the appropriate Series, or in the case of an expense allocable to more than one Series, on the assets of each such Series, prior to any rights or interests of the Shareholder thereto, for the reimbursement to them of such expenses, disbursements, losses and liabilities.

                                   ARTICLE IX

                   LIMITATION OF LIABILITY AND INDEMNIFICATION

     Section 1. Limitation of Liability. All persons contracting with or having any claim against the Trust or a particular Series shall look only to the assets of the Trust or such Series, respectively, for payment under such contract or claim; and neither the Trustees nor any of the Trust's officers, employees or agents, whether past, present or future, shall be personally liable therefor. Every written instrument or obligation on behalf of the Trust or any Series shall contain a statement to the foregoing effect, but the absence of such statement shall not operate to make any Trustee or officer of the Trust liable thereunder. Provided they have exercised reasonable care and have acted under the reasonable belief that their actions are in the best interest of the Trust, the Trustees and officers of the Trust shall not be responsible or liable for any act or omission or for neglect or wrongdoing of them or any officer, agent, employee, investment adviser or independent contractor of the Trust, but nothing contained in this Trust Instrument or in the Delaware Act shall protect any Trustee or officer of the Trust against liability to the Trust or to Shareholders to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office.

     Section 2. Indemnification. (a) Subject to the exceptions and limitations contained in subsection (b) below:

     (i) every person who is, or has been, a Trustee or an officer, employee or agent of the Trust ("Covered Person") shall be indemnified by the Trust or the appropriate Series to the fullest extent permitted by law against liability and against all expenses reasonably incurred or paid by him in connection with any claim, action, suit or proceeding in which he becomes involved as a party or otherwise by virtue of his being or having been a Covered Person and against amounts paid or incurred by him in the settlement thereof; provided, however, that the Trust shall not be obligated to indemnify any agent acting pursuant to a written contract with the Trust, except to the extent required by such contract;

     (ii) as used herein, the words "claim," "action," "suit," or "proceeding" shall apply to all claims, actions, suits or proceedings (civil, criminal or other, including appeals), actual or threatened, and the words "liability" and "expenses" shall include, without limitation, attorneys' fees, costs, judgments, amounts paid in settlement, fines, penalties and other liabilities.

     (b) No indemnification shall be provided hereunder to a Covered Person:

     (i) who shall have been adjudicated by a court or body before which the proceeding was brought (A) to be liable to the Trust or its Shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office, or (B) not to have acted in good faith in the reasonable belief that his action was in the best interest of the Trust; or

     (ii) in the event of a settlement, unless there has been a determination that such Covered Person did not engage in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office (A) by the court or other body approving the settlement; (B) by at least a majority of those Trustees who are neither Interested Persons of the Trust nor are parties to the matter based upon a review of readily available facts (as opposed to a full trial-type inquiry); or (C) by written opinion of independent legal counsel based upon a review of readily available facts (as opposed to a full trial-type inquiry).

     (c) The rights of indemnification herein provided may be insured against by policies maintained by the Trust, shall be severable, shall not be exclusive of or affect any other rights to which any Covered Person may now or hereafter be entitled, and shall inure to the benefit of the heirs, executors and administrators of a Covered Person.

     (d) To the maximum extent permitted by applicable law, expenses in connection with the preparation and presentation of a defense to any claim, action, suit or proceeding of the character described in subsection (a) of this Section shall be paid by the Trust or applicable Series from time to time prior to final disposition thereof upon receipt of an undertaking by or on behalf of such Covered Person that such amount will be paid over by him to the Trust or applicable Series if it is ultimately determined that he is not entitled to indemnification under this Section; provided, however, that either (i) such Covered Person shall have provided appropriate security for such undertaking,
(ii) the Trust is insured against losses arising out of any such advance payments or (iii) either a majority of the Trustees who are neither Interested Persons of the Trust nor parties to the matter, or independent legal counsel in a written opinion, shall have determined, based upon a review of readily available facts (as opposed to a full trial-type inquiry) that there is reason to believe that such Covered Person will not be disqualified from indemnification under this Section; provided, however, that the Trust shall not be obligated to pay the expenses of any agent acting pursuant to a written contract with the Trust, except to the extent required by such contract;

     (e) Any repeal or modification of this Article IX by the Shareholders of the Trust, or adoption or modification of any other provision of the Trust Instrument or By-laws inconsistent with this Article, shall be prospective only, to the extent that such repeal or modification would, if applied retrospectively, adversely affect any limitation on the liability of any Covered Person or adversely affect any indemnification available to any Covered Person with respect to any act or omission which occurred prior to such repeal, modification or adoption.

     Section 3. Indemnification of Shareholders. If any Shareholder or former Shareholder of any Series shall be held personally liable solely by reason of his being or having been a Shareholder and not because of his acts or omissions or for some other reason, the Shareholder or former Shareholder (or his heirs, executors, administrators or other legal representatives or in the case of any entity, its general successor) shall be entitled out of the assets belonging to the applicable Series to be held harmless from and indemnified against all loss and expense arising from such liability. The Trust, on behalf of the affected Series, shall, upon request by such Shareholder, assume the defense of any claim made against such Shareholder for any act or obligation of the Series and satisfy any judgment thereon from the assets of the Series.

                                    ARTICLE X

                                  MISCELLANEOUS

     Section 1. Trust Not a Partnership. This Trust Instrument creates a trust and not a partnership. No Trustee shall have any power to bind personally either the Trust's officers or any Shareholder to any obligation to which such person has not consented.

     Section 2. Trustee Action; Expert Advice; No Bond or Surety. The exercise by the Trustees of their powers and discretion hereunder in good faith and with reasonable care under the circumstances then prevailing shall be binding upon everyone interested. Subject to the provisions of Article IX, the Trustees shall not be liable for errors of judgment or mistakes of fact or law. The Trustees may take advice of counsel or other experts with respect to the meaning and operation of this Trust Instrument, and subject to the provisions of Article IX, shall not be liable for any act or omission in accordance with such advice or for failing to follow such advice. The Trustees shall not be required to give any bond as such, nor any surety if a bond is obtained.

     Section 3. Record Dates. The Trustees may fix in advance a date up to ninety (90) days before the date of any Shareholders' meeting, or the date for the payment of any dividends or other distributions, or the date for the allotment of any other rights, or the date when any change or conversion or exchange of Shares shall go into effect as a record date for the determination of the Shareholders entitled to notice of, and to vote at, any such meeting, or entitled to receive payment of such dividend or other distribution, or to receive any such allotment of rights, or to exercise such rights in respect of any such change, conversion or exchange of Shares.

     Section 4. Termination of the Trust. (a) This Trust shall have perpetual existence. Subject to a Majority Shareholder Vote of the Trust or of each Series to be affected, the Trustees may:

     (i) sell and convey all or substantially all of the assets of the Trust or any affected Series to another Series or to another entity which is an open-end investment company as defined in the 1940 Act, or is a series thereof, for adequate consideration, which may include the assumption of all outstanding obligations, taxes and other liabilities, accrued or contingent, of the Trust or any affected Series, and which may include shares of or interests in such Series, entity, or series thereof; or

     (ii) at any time sell and convert into money all or substantially all of the assets of the Trust or any affected Series.

Upon making reasonable provision for the payment of all known liabilities of the Trust or any affected Series in either (i) or (ii), by such assumption or otherwise, the Trustees shall distribute the remaining proceeds or assets (as the case may be) ratably among the Shareholders of the Trust or any affected Series; however, the payment to any particular Series or Class of such Series may be reduced by any fees, expenses or charges allocated to that Series or Class.

     (b) The Trustees may take any of the actions  specified in  subsection  (a)
(i) and (ii) above without obtaining a Majority Shareholder Vote of the Trust or any Series if a majority of the Trustees determines that the continuation of the Trust or Series is not in the best interests of the Trust, such Series, or their respective Shareholders as a result of factors or events adversely affecting the ability of the Trust or such Series to conduct its business and operations in an economically viable manner. Such factors and events may include the inability of the Trust or a Series to maintain its assets at an appropriate size, changes in laws or regulations governing the Trust or the Series or affecting assets of the type in which the Trust or Series invests, or economic developments or trends having a significant adverse impact on the business or operations of the Trust or such Series.

     (c) Upon completion of the distribution of the remaining proceeds or assets pursuant to subsection (a), the Trust or affected Series shall terminate and the Trustees and the Trust shall be discharged of any and all further liabilities and duties hereunder with respect thereto and the right, title and interest of all parties therein shall be canceled and discharged. Upon termination of the Trust, following completion of winding up of its business, the Trustees shall cause a certificate of cancellation of the Trust's certificate of trust to be filed in accordance with the Delaware Act, which certificate of cancellation may be signed by any one Trustee.

     Section 5. Reorganization. Notwithstanding anything else herein, to change the Trust's form of organization the Trustees may, without Shareholder approval,
(a) cause the Trust to merge or consolidate with or into one or more entities, if the surviving or resulting entity is the Trust or another open-end management investment company under the 1940 Act, or a series thereof, that will succeed to or assume the Trust's registration under the 1940 Act, or (b) cause the Trust to incorporate under the laws of Delaware. Any agreement of merger or consolidation or certificate of merger may be signed by a majority of Trustees and facsimile signatures conveyed by electronic or telecommunication means shall be valid.

     Pursuant to and in accordance with the provisions of Section 3815(f) of the Delaware Act, an agreement of merger or consolidation approved by the Trustees in accordance with this Section 5 may effect any amendment to the Trust Instrument or effect the adoption of a new trust instrument of the Trust if it is the surviving or resulting trust in the merger or consolidation.

     Section 6. Trust Instrument. The original or a copy of this Trust Instrument and of each amendment hereto or Trust Instrument supplemental shall be kept at the office of the Trust where it may be inspected by any Shareholder. Anyone dealing with the Trust may rely on a certificate by a Trustee or an officer of the Trust as to the authenticity of the Trust Instrument or any such amendments or supplements and as to any matters in connection with the Trust. The masculine gender herein shall include the feminine and neuter genders. Headings herein are for convenience only and shall not affect the construction of this Trust Instrument. This Trust Instrument may be executed in any number of counterparts, each of which shall be deemed an original.

     Section 7. Applicable Law. This Trust Instrument and the Trust created hereunder are governed by and construed and administered according to the Delaware Act and the applicable laws of the State of Delaware; provided, however, that there shall not be applicable to the Trust, the Trustees or this Trust Instrument (a) the provisions of Section 3540 of Title 12 of the Delaware Code, or (b) any provisions of the laws (statutory or common) of the State of Delaware (other than the Delaware Act) pertaining to trusts which relate to or regulate (i) the filing with any court or governmental body or agency of trustee accounts or schedules of trustee fees and charges, (ii) affirmative requirements to post bonds for trustees, officers, agents or employees of a trust, (iii) the necessity for obtaining court or other governmental approval concerning the acquisition, holding or disposition of real or personal property, (iv) fees or other sums payable to trustees, officers, agents or employees of a trust, (v) the allocation of receipts and expenditures to income or principal, (vi) restrictions or limitations on the permissible nature, amount or concentration of trust investments or requirements relating to the titling, storage or other manner of holding of trust assets, or (vii) the establishment of fiduciary or other standards of responsibilities or limitations on the acts or powers of trustees, which are inconsistent with the limitations or liabilities or authorities and powers of the Trustees set forth or referenced in this Trust Instrument. The Trust shall be of the type commonly called a Delaware business trust, and, without limiting the provisions hereof, the Trust may exercise all powers which are ordinarily exercised by such a trust under Delaware law. The Trust specifically reserves the right to exercise any of the powers or privileges afforded to trusts or actions that may be engaged in by trusts under the Delaware Act, and the absence of a specific reference herein to any such power, privilege or action shall not imply that the Trust may not exercise such power or privilege or take such actions.

     Section 8. Amendments. All rights granted to Shareholders hereunder are granted subject to a right to amend this Trust Instrument, except as otherwise provided herein. The Trustees may, without any Shareholder vote, amend or otherwise supplement this Trust Instrument by making an amendment, a Trust Instrument supplemental hereto or an amended and restated trust instrument; provided, that Shareholders shall have the right to vote on any amendment (a) which would affect the voting rights of Shareholders granted in Article VI,
Section 1, (b) to this Section 8, (c) required to be approved by Shareholders by law or by the Trust's registration statement(s) filed with the Commission, and
(d) submitted to them by the Trustees in their discretion. Any amendment submitted to Shareholders which the Trustees determine would affect the Shareholders of any Series shall be authorized by vote of the Shareholders of such Series and no vote shall be required of Shareholders of a Series not affected. Notwithstanding anything else herein, any amendment to Article IX which would have the effect of reducing the indemnification and other rights provided thereby to Trustees, officers, employees, and agents of the Trust or to Shareholders or former Shareholders, and any repeal or amendment of this sentence, shall each require the affirmative vote of the holders of two-thirds of the Outstanding Shares of the Trust entitled to vote thereon

     Section 9. Fiscal Year. The fiscal year of the Trust shall end on a specified date as set forth in the By-laws. The Trustees may change the fiscal year of the Trust without Shareholder approval.

     Section 10. Severability. The provisions of this Trust Instrument are severable. If the Trustees determine, with the advice of counsel, that any provision hereof conflicts with the 1940 Act, the regulated investment company provisions of the Internal Revenue Code or with other applicable laws and regulations, the conflicting provision shall be deemed never to have constituted a part of this Trust Instrument; provided, however, that such determination shall not affect any of the remaining provisions of this Trust Instrument or render invalid or improper any action taken or omitted prior to such determination. If any provision hereof shall be held invalid or unenforceable in any jurisdiction, such invalidity or unenforceability shall attach only to such provision only in such jurisdiction and shall not affect any other provision of this Trust Instrument.

     IN WITNESS WHEREOF, the undersigned, being the initial Trustees, have executed this Trust Instrument as of the date first above written.

Schedule A of the Declaration of Trust for the Bragg Capital Trust

As of May 10, 2002


Series established by the Trustees

Queens Road Large Cap Value

Queens Road Small Cap Value

                                     BY-LAWS
                                     Of The
                               Bragg Capital Trust




















                                     TABLE OF CONTENTS


ARTICLE I
PRINCIPAL OFFICE AND SEAL

     Section 1.  Principal Office
     Section 2.  Seal


ARTICLE II
MEETINGS OF TRUSTEES

     Section 1.  Action by Trustees
     Section 2.  Compensation of Trustees

ARTICLE III
COMMITTEES

     Section 1.  Establishment
     Section 2.  Proceedings; Quorum; Action
     Section 3.  Compensation of Committee Members

ARTICLE IV
OFFICERS

     Section 1.  General
     Section 2.  Election, Tenure and Qualifications  of Officers
     Section 3.  Vacancies and Newly Created
     Section 4.  Removal and Resignation
     Section 5.  President
     Section 6.  Vice President(s)
     Section 7.  Treasurer and Assistant Treasurer(s)
     Section 8.  Secretary and Assistant Secretaries
     Section 9. Compensation of Officers
     Section 10. Surety Bond

         ARTICLE V
         MEETINGS OF SHAREHOLDERS
Section 1.  No Annual Meetings
Section 2.  Special Meetings
Section 3.  Notice of Meetings
Section 4.  Adjourned Meetings
Section 5.  Validity of Proxies
Section 6.  Record Date
Section 7.  Action Without a Meeting

         ARTICLE VI
         SHARES OF BENEFICIAL INTEREST
Section 1.  No Share Certificates
Section 2.  Transfer of Shares

         ARTICLE VII
         CUSTODY OF SECURITIES
Section 1.  Employment of a Custodian
Section 2.  Termination of Custodian Agreement
Section 3.  Other Arrangements

         ARTICLE VIII
         FISCAL YEAR AND ACCOUNTANT
Section 1.  Fiscal Year
Section 2.  Accountant

         ARTICLE IX
         AMENDMENTS
Section 1.  General
Section 2.  By Shareholders Only

         ARTICLE X
         NET ASSET VALUE


                                     By Laws

                                       of

                               Bragg Capital Trust


     These By-laws of the Bragg Capital Trust (the "Trust"), a Delaware business trust, are subject to the Trust Instrument of the Trust dated as of May 10, 2002 as from time to time amended, supplemented or restated (the "Trust Instrument"). Capitalized terms used herein have the same meanings as in the Trust Instrument.


                                    ARTICLE I

                            PRINCIPAL OFFICE AND SEAL


Section 1. Principal Office. The principal office of the Trust shall be located in Charlotte, NC, or such other location as the Trustees determine. The Trust may establish and maintain other offices and places of business as the Trustees determine.

Section 2. Seal. The Trustees may adopt a seal for the Trust in such form and with such inscription as the Trustees determine. Any Trustee or officer of the Trust shall have authority to affix the seal to any document.

                                   ARTICLE II

                              MEETINGS OF TRUSTEES

Section 1. Action by Trustees. Trustees may take actions at meetings held at such places and times as the Trustees may determine, or without meetings, all as provided in Article II, Section 7, of the Trust Instrument.

Section 2. Compensation of Trustees. Each Trustee who is neither an employee of an investment adviser of the Trust or any Series nor an employee of an entity affiliated with the investment adviser may receive such compensation from the Trust for services and reimbursement for expenses as the Trustees may determine.

                                   ARTICLE III

                                   COMMITTEES

Section 1. Establishment. The Trustees may designate one or more committees of the Trustees. The Trustees shall determine the number of members of each committee and its powers and shall appoint its members and its chair. Each committee member shall serve at the pleasure of the Trustees. The Trustees may abolish any committee at any time. Each committee shall maintain records of its meetings and report its actions to the Trustees. The Trustees may rescind any action of any committee, but such rescission shall not have retroactive effect. The Trustees may delegate to any committee any of its powers, subject to the limitations of applicable law.

Section 2. Proceedings; Quorum; Action. Each committee may adopt such rules governing its proceedings, quorum and manner of acting as it shall deem proper and desirable. In the absence of such rules, a majority of any committee shall constitute a quorum, and a committee shall act by the vote of a majority of a quorum.

Section 3. Compensation of Committee Members. Each committee member who is a Disinterested Trustee may receive such compensation from the Trust for Services and reimbursement for expenses as the Trustees may determine.


                                   ARTICLE IV

                                    OFFICERS

Section 1. General. The officers of the Trust shall be a President, one or more Vice Presidents, a Treasurer, and a Secretary, and may include one or more Assistant Treasurers or Assistant Secretaries and such other officers ("Other Officers") as the Trustees may determine.

Section 2. Election, Tenure and Qualifications of Officers. The Trustees shall elect the officers of the Trust. Each officer elected by the Trustees shall hold office until his or her successor shall have been elected and qualified or until his or her earlier death, inability to serve, or resignation. Any person may hold one or more offices, except that the President and the Secretary may not be the same individual. A person who holds more than one office in the Trust may not act in more than one capacity to execute, acknowledge, or verify an instrument required by law to be executed, acknowledged, or verified by more than one officer. No officer other than the President need be a Trustee or Shareholder.

Section 3. Vacancies and Newly Created Offices. Whenever a vacancy shall occur in any office or if any new office is created, the Trustees may fill such vacancy or new office.

Section 4. Removal and Resignation. Officers serve at the pleasure of the Trustees and may be removed at any time with or without cause. The Trustees May delegate this power to the President with respect to any Other Officer. Such removal shall be without prejudice to the contract rights, if any, of the person so removed. Any officer may resign from office at any time by delivering a written resignation to the Trustees or the President. Unless otherwise specified therein, such resignation shall take effect upon delivery.

Section 5. President. The President shall be the chief executive officer of the Trust. Subject to the direction of the Trustees, the President shall have general charge, supervision and control over the Trust's business affairs and shall be responsible for the management thereof and the execution of policies established by the Trustees. The President shall preside at any Shareholders' meetings and at all meetings of the Trustees and shall in general exercise the powers and perform the duties of the Board of Trustees. Except as the Trustees may otherwise order, the President shall have the power to grant, issue, execute or sign such powers of attorney, proxies, agreements or other documents. The President also shall have the power to employ attorneys, accountants and other advisers and agents for the Trust. The President shall exercise such other powers and perform such other duties as the Trustees may assign to him.

Section 6. Vice President(s). The Vice President(s) shall have such powers and perform such duties as the Trustees or the President may determine. At the request or in the absence or disability of the President, the Vice President (or, if there are two or more Vice Presidents, then the senior of the Vice Presidents present and able to act) shall perform all the duties of the President and, when so acting, shall have all the powers of the President. The Trustees may designate a Vice President as the principal financial officer of the Trust or to serve one or more other functions. If a Vice President is designated as principal financial officer of the Trust, he or she shall have general charge of the finances and books of the Trust and shall report to the Trustees annually regarding the financial condition of each Series as soon as possible after the close of such Series' fiscal year. The Trustees also may designate one of the Vice Presidents as Executive Vice President.

Section 7. Treasurer and Assistant Treasurer(s) The Treasurer may be designated as the principal financial officer or as the principal accounting officer of the Trust. If designated as principal financial officer, the Treasurer shall have general charge of the finances and books of the Trust, and shall report to the Trustees annually regarding the financial condition of each Series as soon as possible after the close of such Series' fiscal year. The Treasurer shall be responsible for the delivery of all funds and securities of the Trust to such company as the Trustees shall retain as Custodian. The Treasurer shall furnish such reports concerning the financial condition of the Trust as the Trustees may request. The Treasurer shall perform all acts incidental to the office of Treasurer, subject to the Trustees' supervision, and shall perform such additional duties as the Trustees may designate.

     Any Assistant Treasurer may perform such duties of the Treasurer as the Trustees or the Treasurer may assign, and, in the absence of the Treasurer, may perform all the duties of the Treasurer.

Section 8. Secretary and Assistant Secretaries. The Secretary shall record all votes and proceedings of the meetings of Trustees and Shareholders in books to be kept for that purpose. The Secretary shall be responsible for giving and serving notices of the Trust. The Secretary shall have custody of any seal of the Trust and shall be responsible for the records of the Trust, including the Share register and such other books and documents as may be required by the Trustees or by law. The Secretary shall perform all acts incidental to the office of Secretary, subject to the supervision of the Trustees, and shall perform such additional duties as the Trustees may designate.

     Any Assistant Secretary may perform such duties of the Secretary as the Trustees or the Secretary may assign, and, in the absence of the Secretary, may perform all the duties of the Secretary.

Section 9. Compensation of Officers. Each officer may receive such compensation from the Trust for services and reimbursement for expenses as the Trustees may determine.

Section 10. Surety Bond. The Trustees may require any officer or agent of the Trust to execute a bond (including, without limitation, any bond required by the 1940 Act and the rules and regulations of the Securities and Exchange Commission ("Commission")) to the Trust in such sum and with such surety or sureties as the Trustees may determine, conditioned upon the faithful performance of his or her duties to the Trust, including responsibility for negligence and for the accounting of any of the Trust's property, funds or securities that may come into his or her hands.


                                    ARTICLE V

                            MEETINGS OF SHAREHOLDERS

Section 1. No Annual Meetings. There shall be no annual Shareholders' meetings, unless required by law.

Section 2. Special Meetings. The Secretary shall call a special meeting of Shareholders of any Series or Class whenever ordered by the Trustees.

     The Secretary also shall call a special meeting of Shareholders of any Series or Class upon the written request of Shareholders owning at least ten percent of the Outstanding Shares of such Series or Class entitled to vote at such meeting; provided, that (1) such request shall state the purposes of such meeting and the matters proposed to be acted on, and (2) the Shareholders requesting such meeting shall have paid to the Trust the reasonably estimated cost of preparing and mailing the notice thereof, which the Secretary shall determine and specify to such Shareholders. If the Secretary fails for more than thirty days to call a special meeting when required to do so, the Trustees or the Shareholders requesting such a meeting may, in the name of the Secretary, call the meeting by giving the required notice. The Secretary shall not call a special meeting upon the request of Shareholders of any Series or Class to consider any matter that is substantially the same as a matter voted upon at any special meeting of Shareholders of such Series or Class held during the preceding twelve months, unless requested by the holders of a majority of the Outstanding Shares of such Series or Class entitled to be voted at such meeting.

     A special meeting of Shareholders of any Series or Class shall be held at such time and place as is determined by the Trustees and stated in the notice of that meeting.

Section 3. Notice of Meetings. The Secretary shall call a special meeting of Shareholders by giving written notice of the place, date, time, and purposes of that meeting at least fifteen days before the date of such meeting. The Secretary may deliver or mail, postage prepaid, the written notice of any meeting to each Shareholder entitled to vote at such meeting. If mailed, notice shall be deemed to be given when deposited in the United States mail directed to the Shareholder at his or her address as it appears on the records of the Trust.

Section 4. Adjourned Meetings. A Shareholders' meeting may be adjourned one or more times for any reason, including the failure of a quorum to attend the meeting. No notice of adjournment of a meeting to another time or place need be given to Shareholders if such time and place are announced at the meeting at which the adjournment is taken or reasonable notice is given to persons present at the meeting, and if the adjourned meeting is held within a reasonable time after the date set for the original meeting. Any business that might have been transacted at the original meeting may be transacted at any adjourned meeting. If after the adjournment a new record date is fixed for the adjourned meeting, the Secretary shall give notice of the adjourned meeting to Shareholders of record entitled to vote at such meeting. Any irregularities in the notice of any meeting or the nonreceipt of any such notice by any of the Shareholders shall not invalidate any action otherwise properly taken at any such meeting.

Section 5. Validity of Proxies. Subject to the provisions of the Trust Instrument, Shareholders entitled to vote may vote either in person or by proxy; provided, that either (1) the Shareholder or his or her duly authorized attorney has signed and dated a written instrument authorizing such proxy to act, or (2) the Trustees adopt by resolution an electronic, telephonic, computerized or other alternative to execution of a written instrument authorizing the proxy to act, but if a proposal by anyone other than the officers or Trustees is submitted to a vote of the Shareholders of any Series or Class, or if there is a proxy contest or proxy solicitation or proposal in opposition to any proposal by the officers or Trustees, Shares may be voted only in person or by written proxy. Unless the proxy provides otherwise, it shall not be valid for more than eleven months before the date of the meeting. All proxies shall be delivered to the Secretary or other person responsible for recording the proceedings before being voted. A proxy with respect to Shares held in the name of two or more persons shall be valid if executed by one of them unless at or prior to exercise of such proxy the Trust receives a specific written notice to the contrary from any one of them. Unless otherwise specifically limited by their terms, proxies shall entitle the Shareholder to vote at any adjournment of a Shareholders' meeting. A proxy purporting to be executed by or on behalf of a Shareholder shall be deemed valid unless challenged at or prior to its exercise, and the burden of proving invalidity shall rest on the challenger. At every meeting of

Shareholders, unless the voting is conducted by inspectors, the chairman of the meeting shall decide all questions concerning the qualifications of voters, the validity of proxies, and the acceptance or rejection of votes. Subject to the provisions of the Delaware Business Trust Act, the Trust Instrument, or these By-laws, the General Corporation Law of the State of Delaware relating to proxies, and judicial interpretations thereunder shall govern all matters concerning the giving, voting or validity of proxies, as if the Trust were a Delaware corporation and the Shareholders were shareholders of a Delaware corporation.

Section 6. Record Date. The Trustees may fix in advance a date up to ninety days before the date of any Shareholders' meeting as a record date for the determination of the Shareholders entitled to notice of, and to vote at, any such meeting. The Shareholders of record entitled to vote at a Shareholders' meeting shall be deemed the Shareholders of record at any meeting reconvened after one or more adjournments, unless the Trustees have fixed a new record date. If the Shareholders' meeting is adjourned for more than sixty days after the original date, the Trustees shall establish a new record date.

Section 7. Action Without a Meeting. Shareholders may take any action without a meeting if a majority (or such greater amount as may be required by law) of the Outstanding Shares entitled to vote on the matter consent to the action in writing and such written consents are filed with the records of Shareholders' meetings. Such written consent shall be treated for all purposes as a vote at a meeting of the Shareholders.


                                   ARTICLE VI

                          SHARES OF BENEFICIAL INTEREST

Section 1. No Share Certificates. Neither the Trust nor any Series or Class shall issue certificates certifying the ownership of Shares, unless the Trustees may otherwise specifically authorize such certificates.

Section 2. Transfer of Shares. Shares in the Trust shall be recorded on a register maintained for the Trust by the Transfer Agent appointed by the Trustees. Shares shall be transferable only by a transfer recorded on the books of the Trust. Shares may be freely transferred and the Trustees may, from time to time, adopt rules and regulations regarding the method of transfer of such Shares.

                                   ARTICLE VII

                              CUSTODY OF SECURITIES

Section 1. Employment of a Custodian. The Trust shall at all times place and maintain all cash, securities and other assets of the Trust and of each series in the custody of a custodian meeting the requirements set forth in Article VII,
Section 4 of the Trust Instrument ("Custodian"). The Custodian shall be appointed from time to time by the Board of Trustees, who shall determine its remuneration.

Section 2. Termination of Custodian Agreement. Upon termination of any Custodian Agreement or the inability of the Custodian to continue to serve as custodian, in either case with respect to the Trust or any Series, the Board of Trustees shall (a) use its best efforts to obtain a successor Custodian; and (b) require that the cash, securities and other assets owned by the Trust or any Series be delivered directly to the successor Custodian.

Section 3. Other Arrangements The Trust may make such other arrangements for the custody of its assets (including deposit arrangements) as may be required by any applicable law, rule or regulation.


                                  ARTICLE VIII

                           FISCAL YEAR AND ACCOUNTANT

Section 1. Fiscal Year. The fiscal year of the Trust shall end on May 31.

Section 2. Accountant. The Trust shall employ independent certified public accountants as its Accountant to examine the accounts of the Trust and to sign and certify financial statements filed by the Trust. The Accountant's certificates and reports shall be addressed both to the Trustees and to the Shareholders. A majority of the Disinterested Trustees shall select the Accountant at any meeting held within ninety days before or after the beginning of the fiscal year of the Trust, acting upon the recommendation of the Trustees. The Trust shall submit the selection for ratification or rejection at the next succeeding Shareholders' meeting, if such a meeting is to be held within the Trust's fiscal year. If the selection is rejected at that meeting, the Accountant shall be selected by majority vote of the Trust's outstanding voting securities, either at the meeting at which the rejection occurred or at a subsequent meeting of Shareholders called for the purpose of selecting an Accountant. The employment of the Accountant shall be conditioned upon the right of the Trust to terminate such employment without any penalty by vote of a Majority Shareholder Vote at any Shareholders' meeting called for that purpose.

                                   ARTICLE IX

                                   AMENDMENTS

Section 1. General. Except as provided in Section 2 of this Article, these By-laws may be amended by the Trustees, or by the affirmative vote of a majority of the Outstanding Shares entitled to vote at any meeting.

Section 2. By Shareholders Only. After the issue of any Shares, this Article may only be amended by the affirmative vote of the holders of the lesser of (a) at least two-thirds of the Outstanding Shares present and entitled to vote at any meeting, or (b) at least fifty percent of the Outstanding Shares.

                                    ARTICLE X

                                 NET ASSET VALUE

     The term "Net Asset Value" of any Series shall mean that amount by which the assets belonging to that Series exceed its liabilities, all as determined by or under the direction of the Trustees. Net Asset Value per Share shall be determined separately for each Series and shall be determined on such days and at such times as the Trustees may determine. The Trustees shall make such determination with respect to securities for which market quotations are readily available, at the market value of such securities, and with respect to other securities and assets, at the fair value as determined in good faith by the Trustees; provided, however, that the Trustees, without Shareholder approval, may alter the method of appraising portfolio securities insofar as permitted under the 1940 Act and the rules, regulations and interpretations thereof promulgated or issued by the SEC or insofar as permitted by any order of the SEC applicable to the Series. The Trustees may delegate any of their powers and duties under this Article X with respect to appraisal of assets and liabilities. At any time the Trustees may cause the Net Asset Value per Share last determined to be determined again in a similar manner and may fix the time when such redetermined values shall become effective.

                          INVESTMENT ADVISORY AGREEMENT

                           Between BRAGG CAPITAL TRUST

                                       And

                          BRAGG FINANCIAL ADVISORS, INC


     THIS INVESTMENT ADVISORY AGREEMENT is entered into as of this May 10, 2002, by and between Bragg Capital Trust (the "Trust"), a Delaware business trust, and Bragg Financial Advisors, Inc (the "Adviser"), a corporation organized and existing under the laws of the State of North Carolina.

                              WITNESSETH:

     WHEREAS, the Trust is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company;

     WHEREAS, the Trust has established two series of shares, each representing a separate portfolio of investments, and may establish additional series of shares (each series now or hereafter listed on Schedule A hereto, as such schedule may be amended from time to time, shall be referred to herein as a "Fund");

     WHEREAS, the Adviser is registered as an investment adviser under the Investment Advisers Act of 1940;

     WHEREAS, the Trust desires to retain the Adviser to render investment advice and furnish portfolio management services to each Fund; and

     WHEREAS, the Adviser is willing to render such advice and furnish such services pursuant to the terms and conditions set forth herein;

     NOW, THEREFORE, in consideration of the mutual promises and covenants contained herein, the parties mutually agree as follows:

     1. Employment; Duties of the Adviser. (a) The Trust hereby employs the Adviser as investment adviser of each Fund. The Adviser hereby accepts such employment and agrees to provide the services set forth herein in return for the compensation under Paragraph 8.

     (b) Subject to the supervision and direction of the Board of Trustees of the Trust (the "Trustees"), the Adviser shall provide a continuous investment program for each Fund and shall, as part of its duties hereunder, (i) furnish investment research and management with respect to the investment of the assets of each Fund, (ii) determine from time to time securities or other investments to be purchased, sold, retained or lent by each Fund, (iii) furnish, without cost to each Fund, such office space, equipment, facilities and personnel as needed for servicing the investments of the Fund to the extent not provided by the Trust's administrator under a separate agreement with the Trust, (iv) maintain all books and records with respect to portfolio transactions of each Fund, and (v) permit its directors, officers and employees to serve, without compensation from the Trust or each Fund, as Trustees or officers of the Trust. The Adviser shall carry out its duties under this Agreement in accordance with each Fund's stated investment objective, policies, and restrictions, the 1940 Act and other applicable laws and regulations, and such other guidelines as the Trustees may reasonably establish from time to time.

     (c) The Adviser will place orders for each Fund either directly with the issuer or with any broker or dealer. In placing orders with brokers and dealers, the Adviser will attempt to obtain the best net results in terms of price and execution. Consistent with this obligation, the Adviser may, in its discretion, purchase and sell portfolio securities to and from brokers and dealers that provide brokerage and research services. The Adviser may pay such brokers and dealers a higher commission than may be charged by other brokers and dealers if the Adviser determines in good faith that such commission is reasonable in relation to the value of the brokerage and research services provided. This determination may be viewed in terms either of the particular transaction or of the overall responsibility of the Adviser to the Funds and its other clients.

     2. Retention of a Sub-Adviser. Subject to such approval as may be required under the 1940 Act, the Adviser may retain a sub-adviser, at the Adviser's own cost and expense, for the purpose of making investment recommendations and research available to the Adviser. Retention of a sub- adviser with respect to any or all Funds shall in no way reduce the responsibilities or obligations of the Adviser under this Agreement, and the Adviser shall be responsible to the Trust and each such Fund for all acts or omissions of the sub-adviser in connection with the performance of the Adviser's duties hereunder.

     3. Independent Contractor Status; Services Not Exclusive. The Adviser shall, for all purposes herein, be deemed to be an independent contractor. The services to be rendered by the Adviser pursuant to the provisions of this Agreement are not to be deemed exclusive and the Adviser shall therefore be free to render similar or different services to others, provided that, its ability to render the services described herein shall not be impaired thereby.

     4. Furnishing of Information. (a) Each Fund shall from time to time furnish or make available to the Adviser detailed statements of the investments and assets of the Fund, information pertaining to the investment objectives and needs of the Fund, financial reports, proxy statements, and such legal or other information as the Adviser may reasonably request in connection with the performance of its obligations hereunder.

     (b) The Adviser will furnish the Trustees with such periodic and special reports (including data on securities, economic conditions and other pertinent subjects) as the Trustees may reasonably request.

     5. Fund Records. In compliance with the requirements of Rule 31a- 3 under the 1940 Act, the Adviser agrees that all records which it maintains for the Trust shall be the property of the Trust and shall be surrendered promptly to the Trust upon request. The Adviser further agrees to preserve all such records for the periods prescribed by Rule 31a-2 under the 1940 Act. The Adviser agrees that it will maintain all records and accounts regarding the investment activities of each Fund in a confidential manner. All such accounts or records shall be made available within five (5) business days of request to the accountants or auditors of each Fund during regular business hours at the Adviser's offices. In addition, the Adviser will provide any materials reasonably related to the investment advisory services provided hereunder as may be reasonably requested in writing by the designated officers of the Trust or as may be required by any duly constituted authority.

     6. Allocation of Costs and Expenses.

     (a) The Adviser shall pay the costs of rendering its services pursuant to the terms of this Agreement, other than the costs of securities (including brokerage commissions, if any) purchased by the Funds.

     (b) The Adviser agrees to bear certain operating expenses of the Fund. Expenses paid by the adviser for each Fund shall include, and are limited to,
(i) organizational and offering expenses of the Fund and expenses incurred in connection with the issuance of shares of the Fund; (ii) fees of the Trust's custodian and transfer agent; (iii) costs and expenses of pricing and calculating the net asset value per share for each class of the Fund and of maintaining the books and records required by the 1940 Act; (iv) expenditures in connection with meetings of shareholders and Trustees; (v) compensation and expenses of Trustees who are not interested persons of the Trust or the Adviser ("Disinterested Trustees"); (vi) the costs of insurance and/or fidelity bonds;
(vii) the cost of preparing, printing, and distributing prospectuses and statements of additional information, any supplements thereto, proxy statements, and reports for existing shareholders; (viii) non-litigation related legal, auditing, and accounting fees; (ix) trade association dues; (x) filing fees and expenses of registering and maintaining registration of shares of the Fund under applicable federal and state securities laws.

     (c) The Fund agrees to bear all costs relating to; (i) the costs of any uncollectible items of deposit, (ii) brokerage fees and commissions; (iii) taxes and governmental fees; (iv) litigation expenses, (v) interest, (vi) extraordinary and non-recurring expenses, and (vii) all other costs not listed in item (b) of section 6.


     (d) To the extent the Adviser incurs any costs which are an obligation of a Fund as set forth herein and to the extent such costs have been reasonably rendered, the Fund shall promptly reimburse the Adviser for such costs.

     7. Investment Advisory and Management Fees.

     (a) As compensation for the advice and services rendered and the expenses assumed by the Adviser pursuant hereto, each Fund shall pay to the Adviser a fee computed at the annual rate set forth on Schedule A hereto, as such schedule may be amended from time to time.

     (b) The Adviser may from time to time agree to waive its fees and/or reimburse a Fund for its expenses.

     (c) The investment advisory and management fee shall be accrued daily by each Fund and paid to the Adviser at the end of each calendar month.

     (d) In the case this Agreement becomes effective or terminates with respect to any Fund before the end of any month, the investment advisory and management fee for that month shall be calculated on the basis of the number of business days during which it is in effect for that month.

     9. Additional Funds. In the event that the Trust establishes one or more series of shares with respect to which it desires to have the Adviser render services under this Agreement, it shall so notify the Adviser in writing. If the Adviser agrees in writing to provide said services, such series of shares shall become a Fund hereunder upon execution of a new Schedule A and the approval of the Trustees and the shareholders of the series as required by the 1940 Act.

     10. Compliance with Applicable Law. Nothing contained herein shall be deemed to require the Funds to take any action contrary to (a) the Trust Instrument of the Trust, (b) the By-Laws of the Trust, or (c) any applicable statute or regulation. Nothing contained herein shall be deemed to relieve or deprive the Trustees of their responsibility for and control of the conduct of the affairs of the Trust or the Funds.

     11. Liability. (a) In the absence of willful misfeasance, bad faith or gross negligence on the part of the Adviser, or reckless disregard by the Adviser of its obligations or duties hereunder, the Adviser shall not be subject to liability to the Trust or any Fund or its shareholders for any act or omission in the course of or in connection with rendering services hereunder or for any losses that may be sustained in the purchase, holding or sale of any security.

     (b) No provision of this Agreement shall be construed to protect any Trustee or officer of the Trust, or any director or officer of the Adviser, from liability to which such person would otherwise be subject by reason of willful misfeasance, bad faith, or gross negligence on the part of such person, or reckless disregard by such person of obligations or duties hereunder.

     (c) Notice is hereby given that this Agreement is executed on behalf of the Trustees as Trustees and not individually. The Adviser acknowledges and agrees that the obligations of a Fund hereunder are not personally binding upon any of the Trustees or shareholders of the Fund but are binding only upon property of that Fund and no other.

     12. Term of Agreement. This Agreement shall become effective on the date above written with respect to each Fund listed on Schedule A hereto on such date and shall continue in effect for two years from such date unless sooner terminated as hereinafter provided. With respect to each series added by execution of a new Schedule A, this Agreement shall become effective on the date of such execution and shall remain in effect for two years after such execution unless sooner terminated as hereinafter provided. Thereafter, this Agreement shall continue in effect with respect to each Fund from year to year so long as such continuation is approved at least annually for each Fund by (i) the Trustees or by the vote of a majority of the outstanding voting securities of the Fund, and (ii) the vote of a majority of the Disinterested Trustees, with such vote being cast in person at a meeting called for the purpose of voting on such approval.

     13. Termination. This Agreement may be terminated with respect to any Fund at any time without payment of any penalty (a) by the Trustees or by vote of a majority of the outstanding voting securities of the Fund, upon delivery of sixty (60) days' written notice to the Adviser, or (b) by the Adviser upon sixty
(60) days' written notice to the Fund. Termination of this Agreement with respect to one Fund shall not affect the continued effectiveness of this Agreement with respect to any other Fund. This Agreement shall terminate automatically in the event of its assignment.

     14. Amendment of Agreement. This Agreement may only be modified or amended by mutual written agreement of the parties hereto.

     15. No Waiver. The waiver by any party of any breach of or default under any provision or portion of this Agreement shall not operate as or be construed to be a waiver of any subsequent breach or default.

     16. Use of Name. In consideration of the execution of this Agreement, the Adviser hereby grants to the Trust the right to use the name "Bragg" as part of its name and the names of the Funds. The Trust agrees that in the event this Agreement is terminated, it shall immediately take such steps as are necessary to amend its name to remove the reference to "Bragg."

     17. Applicable Law. This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware, except insofar as the 1940 Act may be controlling.

     18. Definitions. For purposes of application and operation of the provisions of this Agreement, the terms "majority of the outstanding voting securities, "interested persons," and "assignment" shall have the meaning as set forth in the 1940 Act. In addition, when the effect of a requirement of the 1940 Act reflected in any provision of this Agreement is modified, interpreted or relaxed by a rule, regulation or order of the Securities and Exchange Commission, whether of special or of general application, such provision shall be deemed to incorporate the effect of such rule, regulation or order.

     19. Severability. The provisions of this Agreement shall be considered severable and if any provision of this Agreement is deemed to be invalid or contrary to any existing or future law, such invalidity shall not impair the operation of or affect any other provision of this Agreement which is valid.

     20. Counterparts. This Agreement may be executed in counterparts, each of which shall be an original, but all of which together shall constitute one and the same instrument.

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and attested by their duly authorized officers on the day and year first above written.

ATTEST:                         BRAGG CAPITAL TRUST



By:/s/Steve Scruggs                         By:/s/Benton Bragg
   ------------------------                    ----------------------
   Steve Scruggs                               Benton Bragg
   President and Secretary                     Chairman and Treasurer



ATTEST:                         BRAGG FINANCIAL ADVISORS, INC


By:/s/John Frank Bragg, III                 By:/s/Phillips Bragg
   ------------------------                    -----------------
   John Frank Bragg, III                       Phillips Bragg
   Vice President                              Vice President

SCHEDULE A - Investment Advisory  and Management Fees


                           Queens Road Small Cap Value

           Monthly            Annual Rate        Average Daily Net Assets
           -------            -----------        ------------------------
          .0001125               1.35%                  $0 - $250,000,000
          .00010417              1.25%        $250,000,001 - $500,000,000
          .00008333              1.15%          Greater than $500,000,000





                           Queens Road Large Cap Value

           Monthly            Annual Rate        Average Daily Net Assets
           -------            -----------        ------------------------
          .00079167               .95%                  $0 - $250,000,000
          .00007083               .85%        $250,000,001 - $500,000,000
          .0000625                .80%          Greater than $500,000,000

                             Distributor's Agreement

Queens Road Securities, LLC
100 Queens Road
Charlotte, NC 28204
                                                                    May 10, 2002
Dear Sirs:

     Bragg Capital Trust, a Business Trust organized under the laws of the State of Delaware(the "Fund"), is registered as an investment company under the Investment Company Act of 1940, as amended (the "1940 Act"), and an indefinite number of one or more classes of its shares of beneficial interest (`shares") have been registered under the Securities Exchange Act of 1933 (the "1933 Act") to be offered for sale to the public in a continuous public offering in accordance with the terms and conditions set forth in the Prospectus and Statement of Additional Information ("SAI") included in the Fund's Registration Statement as it may be amended from time to time (the "current Prospectus and/or SAI"). Each Series of shares of the Bragg Capital Trust to which this agreement applies is shown on Attachment A.

     In this connection, the Fund desires that your firm (the "General Distributor") act in a principal capacity as General Distributor for the sale and distribution of Shares which have been registered as described above and of any additional Shares which may become registered during the term of this Agreement. You have advised the Fund that you are willing to act as such General Distributor, and it is accordingly agreed by and between us as follows:

1.   Appointment of the Distributor.

     The Fund hereby appoints you as the sole General Distributor, pursuant to the aforesaid continuous public offering of its Shares, and the Fund further agrees from and after the date of this Agreement, that it will not, without your consent, sell or agree to sell any Shares otherwise than through you, except

     (a) the Fund may itself sell shares without sales charge as an investment to the officers, trustees, and bona fide present and former full-time employees of the Fund, the Fund's Investment Adviser and affiliates thereof, and to other investors identified in the Prospectus and/or SAI as having the privilege to buy Shares at net asset value;
     (b) the Fund may issue shares in connection with a merger, consolidation, or acquisition of assets on such basis as may be authorized or permitted under the 1940 Act and the Fund's then current Prospectus and/or SAI;
     (c) the Fund may issue shares for the reinvestment of dividends and other distributions of the Fund or of any other Fund if permitted by the Prospectus and/or SAI; and
     (d) the Fund may issue shares as underlying security of a unit investment trust if such unit investment trust has elected to use shares as an underlying investment; provided that in no event as to any of the foregoing exceptions shall Shares be issued and sold at less than the then-existing net asset value.

2.   Sale of Shares.

     You hereby accept such appointment and agree to use your best efforts to sell Shares, provided, however, that when requested by the Fund at any time for any reason, you will suspend such efforts. The Fund may also withdraw the offering of Shares at any time when required by the provisions of any statute, order, rule, or regulation of any governmental body having jurisdiction. It is understood that you do not undertake to sell all or any specific number of Shares.

3.   No Sales Charge.

     You agree to sell shares at Net Asset Value and without any Contingent Deferred Sales Charge. All Shares will be sold pursuant to the terms of the then-current Prospectus and/or SAI.

4.   Purchase of Shares.

     (a) As General Distributor, you shall have the right to accept or reject orders for the purchase of Shares at your discretion. Any consideration which you may receive in connection with a rejected purchase order will be returned promptly.
     (b) You agree promptly to issue or to cause the duly appointed transfer or shareholder servicing agent of the Fund to issue as your agent confirmations of all accepted purchase orders and to transmit a copy of such confirmations to the Fund. The net asset value of all Shares which are the subject of such confirmations, computed in accordance with the applicable rules under the 1940 Act, shall be a liability of the General Distributor to the Fund to be paid promptly after receipt of payment from the originating dealer or broker (or investor, in the case of direct purchases) and not later than eleven business days after such confirmation even if you have not actually received payment from the originating dealer or broker or investor. In no event shall the General Distributor make payment to the Fund later than permitted by applicable rules of the National Association of Securities Dealers, Inc (the "NASD").
     (c) If the originating dealer or broker shall fail to make timely settlement of its purchase order in accordance with applicable rules of the NASD or if a direct purchaser shall fail to make good payment for shares in a timely manner, you shall have the right to cancel such purchase order and, at your account and risk, to hold responsible the originating dealer or broker, or investor. You agree promptly to reimburse the Fund for loses suffered by it that are attributable to any such cancellation, or to errors on your part in relation to the effective date of accepted purchase orders, limited to the amount that such losses exceed contemporaneous gains realized by the Fund for either of such reasons with respect to other purchase orders.
     (d) In the case of a canceled purchased for the account of a directly purchasing shareholder, the Fund agrees that if such investor fails to make you whole for any loss you pay to the Fund on such canceled purchase order, the Fund will reimburse you for such loss to the extent of the aggregate redemption proceeds of any other shares of the Fund owned by such investor, on your demand that the Fund exercise its right to claim such redemption proceeds.

     (e) The Fund shall register or cause to be registered all Shares sold to you pursuant to the provisions hereof in such names and amounts as you may request from time to time. All Shares when so issued and paid for, shall be fully paid and non-assessable by the Fund (which shall not prevent the imposition of any CDSC that may apply) to the extent set forth in the then-current Prospectus and/or SAI.

5.   Repurchase of Shares

     (a) In connection with the repurchase of Shares, you are appointed and shall act as Agent of the Fund. You are authorized, for so long as you act as general Distributor of the Fund, to repurchase, from authorized dealers, certificated or uncertificated shares for the Fund ("Shares") on the basis of orders received from each dealer ("authorized dealer") with which you have a dealer agreement for the sale of Shares and permitting resales of Shares to you, provided that such authorized dealer, at the time of placing such resale order, shall represent (i) if such shares are represented by certificate(s), that certificate(s) for the Shares to be repurchased have been delivered to it by the registered owner with a request for the redemption of such Shares executed in the manner and with the signature guarantee required by the then currently effective prospectus of the Fund, or (ii) if such Shares are uncertificated, that the registered owner(s) has delivered to the dealer a request for the redemption of such Shares executed in the manner and with the signature guarantee required by the then currently effective prospectus of the Fund.
     (b) You shall (a) have the right in your discretion to accept or reject orders for the repurchase of Shares; (b) promptly transmit confirmations of all accepted repurchase orders; and (c) transmit a copy of such confirmation to the Fund, or, if so directed, to any duly appointed transfer or shareholder servicing agent of the Fund. In your discretion, you may accept repurchase requests made by a financially responsible dealer which provides you with indemnification in form satisfactory to you in consideration of your acceptance of such dealer's request in lieu of the written redemption request of the owner of the account; you agree that the Fund shall be a third-party beneficiary of such indemnification.
     (c) Upon receipt by the Fund or its duly appointed transfer or shareholder servicing agent of any certificate(s) (if any have been issued) for repurchased Shares and a written redemption request of the registered owner(s) of such Shares executed in the manner and bearing the signature guarantee required by the effective Prospectus or SAI of the Fund, the Fund will pay or cause its duly appointed transfer or shareholder servicing agent promptly to pay to the originating authorized dealer the redemption to the provisions of part (d) of
          Section 5 of this Agreement) next determined after your receipt of the dealer's repurchase order.
     (d) Notwithstanding the provisions of part (c) of Section 5 of this agreement, repurchase orders received from an authorized dealer after the determinations of the Fund's redemption price on a regular business day will receive that day's redemption price if the request to the dealer by its customer to arrange such repurchase prior to the determination of the Fund's redemption price that day complies with the requirements governing such requests as stated in the then-current Prospectus and/or SAI.
     (e) You will make every reasonable effort and take all reasonably available measures to assure the accurate performance of all services to be performed by you hereunder within the requirements of any statute, rule or regulation pertaining to the redemption of shares of a regulated investment company and any requirements set forth in the then-current Prospectus and/or SAI of the Fund. You shall correct any error or omission made by you in the performance of your duties hereunder of which you shall have received notice in any writing and any necessary substantiating data; and you shall hold the Fund harmless from the effect of any errors or omissions which might cause an over or under redemption of the Fund's Shares and/or an excess or non-payment of dividends, capital gains distributions, or other distributions.
     (f) In the event an authorized dealer initiating a repurchase order shall fail to make delivery or otherwise settle such order in accordance with the rules of the NASD, you shall have the right to cancel such repurchase order and, at your account and risk, to hold responsible the originating dealer. In the event that any cancellation of a Share repurchase order or any error in the timing of the acceptance of a Share repurchase order shall result in a gain or loss to the Fund, you agree promptly to reimburse the Fund for any amount by which any loss shall exceed then-existing gains so arising.

6.   1933 Act Registration

     The Fund has delivered to you a copy of its current Prospectus and SAI. The Fund agrees that it will use its best efforts to continue the effectiveness of the Registration Statement under the 1933 Act. The Fund further agrees to prepare and file any amendments to its Registration Statement as may be necessary and any supplemental data in order to comply with the 1933 Act. The Fund will furnish you at your expense a reasonable number of copies of the Prospectus and SAI and any amendments thereto for use in connection with the sale of Shares.

7.   1940 Act Registration

     The Fund has registered under the 1940 Act as an investment company, and will use its best efforts to maintain such registration and to comply with the requirements of the 1940 Act.

8.   State Blue Sky Qualification.

     At your request, the Fund will take such steps as may be necessary and feasible to qualify Shares for sale in states, territories, or dependencies of the United States, the District of Columbia, the Commonwealth of Puerto Rico and in foreign countries, in accordance with the laws thereof, and to renew or extend any such qualification; provided, however, that the Fund shall not be required to qualify shares or to maintain the qualification of shares in any jurisdiction where it shall deem such qualification disadvantageous to the Fund.

9.   Duties of Distributor.

     You agree that

     (a) Neither your nor any of your officers will take any long or short position in the Shares, but this provision shall not prevent you or your officers from acquiring Shares for investment purposes only; and
     (b) You shall furnish to the Fund any pertinent information required to be inserted with respect to you as General Distributor within the purview of the Securities Act of 1933 in any reports or registration required to be filed with any governmental authority; and
     (c) You will not make any representations inconsistent with the information contained in the current Prospectus and/or SAI; and
     (d) You shall maintain such records as may reasonably be required for the Fund or its transfer or shareholder servicing agent to respond to shareholder request or complaints, and to permit the Fund to maintain proper accounting records, and you shall make such records available to the Fund and its transfer agent or shareholder servicing agent upon request; and
     (e) In performing under this Agreement, you shall comply with all requirements of the Fund's current Prospectus and/or SAI and all applicable laws, rules and regulations with respect to the purchase and distribution of Shares.

10.  Allocation of Costs.

     The Fund shall pay the cost of composition and printing of sufficient copies of its Prospectus and SAI as shall be required for periodic distribution to its shareholders and the expense of registering Shares for sale under federal securities laws and for registering such shares under state blue sky laws pursuant to paragraph 8.

11.  Duration.

     This agreement shall take effect on the date first written above, and shall supersede any and all prior General Distributor's Agreements by and among the Fund and you. Unless earlier terminated pursuant to paragraph 12 hereof, this Agreement shall remain in effect until May 31, 2003. This Agreement shall continue in effect from year to year thereafter, provided that such continuance shall be specifically approved at least annually:

     (a) by the Fund's Board of Trustees or by vote of a majority of the voting securities of the Fund; and
     (b) by the vote of a majority of the Trustees, who are not parties to this Agreement or "interested persons" (as defined in the 1940 Act) of any such person, cast in person at a meeting called for the purpose of voting on such approval.

12.  Termination.

     This agreement may be terminated

     (a) by the General Distributor at any time without penalty by giving sixty days' written notice (which notice may be waived by the Fund);
     (b) by the Fund at any time without penalty upon sixty days' written notice to the General Distributor (which notice shall be waived by General Distributor); or

     (c) by mutual consent of the Fund and the General Distributor, provided that such termination by the Fund shall be directed or approved by the Board of Trustees of the Fund or by the vote of the holders of a "majority" of the outstanding voting securities of the Fund.

     In the event this Agreement is terminated by the Fund, the General Distributor shall be entitled to be paid the CDSC under paragraph 3 hereof on the redemption proceed of Shares sold prior to the effective date of such termination.

13.  Assignment.

     This assignment may not be amended or changed except in writing and shall be binding upon and shall enure to the benefit of the parties hereto and their respective successors; however, this Agreement shall not be assigned by either party and shall automatically terminate upon assignment.

14.  Disclaimer of Trustee and Shareholder Liability.

     The General Distributor understands and agrees that the obligations of the Fund under this Agreement are not binding upon any Trustee or shareholder of the Fund personally, but bind the Fund and the Fund's property; the General Distributor represents that it has notice of the provisions of the Declaration of Trust disclaiming Trustee and shareholder liability for acts or obligations of the Fund.

15.  Section Headings.

     The heading of each section is for descriptive purposes only, and such headings are not to be construed or interpreted as part of this Agreement. If the foregoing is in accordance with your understanding, so indicate by signing in the space provided below.

         Bragg Capital Trust

         By:/s/
            ---------------------
            President & Secretary


         Queens Road Securities, LLC

         By:/s/
            -----------------------
            Chief Executive Officer

                                  Attachment A

                                     Series

         I.  Queens Road Large Cap Value Fund

         II. Queens Road Small Cap Value Fund

                                CUSTODY AGREEMENT


     This AGREEMENT, dated as of May 10th, 2002, by and between the Bragg Capital Trust (the Trust ), a business trust organized under the laws of the State of Delaware, acting for and on behalf of the Queens Road Large Cap Value Fund and the Queens Road Small Cap Value Fund (the "Fund" or "Funds"), which are operated and maintained by the Trust for the benefit of the holders of shares of the fund(s), and U.S. BANK, N.A., (the "Custodian"). W I T N E S S E T H:
     WHEREAS, the Trust desires that the Fund's Securities and cash be held and administered by the Custodian pursuant to this Agreement;

     WHEREAS, the Trust is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act"); and

WHEREAS, the Custodian represents that it is a bank having the qualifications prescribed in Section 26(a)(i) of the 1940 Act.

NOW, THEREFORE, in consideration of the mutual agreements herein made, the Trust and the Custodian hereby agree as follows:

                                    ARTICLE I

DEFINITIONS
     Whenever used in this Agreement, the following words and phrases, unless the context otherwise requires, shall have the following meanings:
     1.1 "Authorized Person" means any Officer or other person duly authorized by resolution of the Board of Trustees to give Oral Instructions and Written Instructions on behalf of the Fund and named in Exhibit A hereto or in such resolutions of the Board of Trustees , certified by an Officer, as may be received by the Custodian from time to time.
     1.2 "Board of Trustees" shall mean the Trustees from time to time serving under the Trust's Agreement and Declaration of Trust , as from time to time amended.
     1.3 "Book-Entry System" shall mean a federal book-entry system as provided in Subpart O of Treasury Circular No. 300, 31 CFR 306, in Subpart B of 31 CFR
Part 350, or in such book-entry regulations of federal agencies as are substantially in the form of such Subpart O.
     1.4 "Business Day" shall mean any day recognized as a settlement day by The New York Stock Exchange, Inc. and any other day for which the Trust computes the net asset value of Shares of the Fund.
     1.5 "Fund Custody Account" shall mean any of the accounts in the name of the Trust, which is provided for in Section 3.2 below.
     1.6 "NASD" shall mean The National Association of Securities Dealers, Inc.
     1.7 "Officer" shall mean the Chairman, President, any Vice President, any Assistant Vice President, the Secretary, any Assistant Secretary, the Treasurer, or any Assistant Treasurer of the Trust .
     1.8 "Oral Instructions" shall mean instructions orally transmitted to and accepted by the Custodian because such instructions are: (i) reasonably believed by the Custodian to have been given by an Authorized Person, (ii) recorded and kept among the records of the Custodian made in the ordinary course of business;

and (iii) orally confirmed by the Custodian. The Trust shall cause all Oral Instructions to be confirmed by Written Instructions prior to the end of the next Business Day. If such Written Instructions confirming Oral Instructions are not received by the Custodian prior to a transaction, it shall in no way affect the validity of the transaction or the authorization thereof by the Trust. If
Oral Instructions vary from the Written Instructions, which purport to confirm them, the Custodian shall notify the Trust of such variance but such Oral Instructions will govern unless the Custodian has not yet acted.
     1.9 "Proper Instructions" shall mean Oral Instructions or Written Instructions. Proper Instructions may be continuing Written Instructions when deemed appropriate by both parties.
     1.10 "Securities Depository" shall mean The Depository Trust Company and (provided that Custodian shall have received a copy of a resolution of the Board of Trustees, certified by an Officer, specifically approving the use of such clearing agency as a depository for the Fund) any other clearing agency registered with the Securities and Exchange Commission under Section 17A of the Securities and Exchange Act of 1934 as amended (the "1934 Act"), which acts as a system for the central handling of Securities where all Securities of any particular class or series of an issuer deposited within the system are treated as fungible and may be transferred or pledged by bookkeeping entry without physical delivery of the Securities.
     1.11 "Securities" shall include, without limitation, common and preferred stocks, bonds, call options, put options, debentures, notes, bank certificates of deposit, bankers' acceptances, mortgage-backed securities or other obligations, and any certificates, receipts, warrants or other instruments or documents representing rights to receive, purchase or subscribe for the same, or evidencing or representing any other rights or interests therein, or any similar property or assets that the Custodian has the facilities to clear and to service.
     1.12 "Shares" shall mean, with respect to the Fund, the units of beneficial interest issued by the Trust on account of the Fund.
     1.13 "Sub-Custodian" shall mean and include (i) any branch of a "U.S. Bank," as that term is defined in Rule 17f-5 under the 1940 Act, (ii) any "Eligible Foreign Custodian," as that term is defined in Rule 17f-5 under the 1940 Act, having a contract with the Custodian which the Custodian has determined will provide reasonable care of assets of the Fund based on the standards specified in Section 3.3 below. Such contract shall include provisions that provide: (i) for indemnification or insurance arrangements (or any combination of the foregoing) such that the Fund will be adequately protected against the risk of loss of assets held in accordance with such contract; (ii) that the Fund's assets will not be subject to any right, charge, security interest, lien or claim of any kind in favor of the Sub-Custodian or its creditors except a claim of payment for their safe custody or administration, in the case of cash deposits, liens or rights in favor of creditors of the Sub-Custodian arising under bankruptcy, insolvency, or similar laws; (iii) that beneficial ownership for the Fund's assets will be freely transferable without the payment of money or value other than for safe custody or administration;
(iv) that adequate records will be maintained identifying the assets as belonging to the Fund or as being held by a third party for the benefit of the Fund; (v) that the Fund's independent public accountants will be given access to those records or confirmation of the contents of those records; and (vi) that the Fund will receive periodic reports with respect to the safekeeping of the Fund's assets, including, but not limited to, notification of any transfer to or from the Fund's account or a third party account containing assets held for the benefit of the Fund. Such contract may contain, in lieu of any or all of the provisions specified above, such other provisions that the Custodian determines will provide, in their entirety, the same or a greater level of care and protection for Fund assets as the specified provisions, in their entirety.

     1.14 "Written Instructions" shall mean (i) written communications actually received by the Custodian and signed by an Authorized Person, or (ii) communications by telex or any other such system from one or more persons reasonably believed by the Custodian to be Authorized Persons, or (iii) communications between electro-mechanical or electronic devices provided that the use of such devices and the procedures for the use thereof shall have been approved by resolutions of the Board of Trustees, a copy of which, certified by an Officer, shall have been delivered to the Custodian.

                                   ARTICLE II
APPOINTMENT OF CUSTODIAN
     2.1 Appointment. The Trust hereby constitutes and appoints the Custodian as custodian of all Securities and cash owned by or in the possession of the Fund at any time during the period of this Agreement.
     2.2 Acceptance. The Custodian hereby accepts appointment as such custodian and agrees to perform the duties thereof as hereinafter set forth.
     2.3 Documents to be Furnished. The following documents, including any amendments thereto, will be provided contemporaneously with the execution of the Agreement to the Custodian by the Trust:
     a. A copy of the Agreement and Declaration of Trust certified by the Secretary;
     b.   A copy of the By-Laws of the Trust certified by the Secretary;
     c. A copy of the resolution of the Board of Trustees of the Trust appointing the Custodian , certified by the Secretary ;
     d.   A copy of the then current Prospectus of the Fund; and
     e. A certification of the Chairman and Secretary of the Trust setting forth the names and signatures of the current Officers of the Trust and other Authorized Persons .
     2.4 Notice of Appointment of Dividend and Transfer Agent. The Trust agrees to notify the Custodian in writing of the appointment, termination or change in appointment of any Dividend and Transfer Agent of the Fund.

                                   ARTICLE III
CUSTODY OF CASH AND SECURITIES
     3.1 Segregation. All Securities and non-cash property held by the Custodian for the account of the Fund (other than Securities maintained in a Securities Depository or Book-Entry System) shall be physically segregated from other Securities and non-cash property in the possession of the Custodian and shall be identified as subject to this Agreement.
     3.2 Fund Custody Accounts. As to the Fund, the Custodian shall open and maintain in its Trust department a custody account in the name of the Trust coupled with the name of the Fund, subject only to draft or order of the Custodian, in which the Custodian shall enter and carry all Securities, cash and other assets of such Fund which are delivered to it.
     3.3 Appointment of Agents. (a) In its discretion, the Custodian may appoint one or more Sub-Custodians to act as Securities Depositories or as sub-custodians to hold Securities and cash of the Fund and to carry out such other provisions of this Agreement as it may determine, provided, however, that the appointment of any such agents and maintenance of any Securities and cash of the Fund shall be at the Custodian's expense and shall not relieve the Custodian of any of its obligations or liabilities under this Agreement.

          (b) If, after the initial approval of Sub-Custodians by the Board of Trustees in connection with this Agreement, the Custodian wishes to appoint other Sub-Custodians to hold property of the Fund, it will so notify the Trust and provide it with information reasonably necessary to determine any such new Sub-Custodian's eligibility under Rule 17f-5 under the 1940 Act, including a copy of the proposed agreement with such Sub-Custodian. The Trust shall at the meeting of the Board of Trustees next following receipt of such notice and information give a written approval or disapproval of the proposed action.
          (c) The Agreement between the Custodian and each Sub-Custodian acting hereunder shall contain the required provisions set forth in Rule 17f-5(a)(1)(iii).
          (d) At the end of each calendar quarter, the Custodian shall provide written reports notifying the Board of Trustees of the placement of the Securities and cash of the Fund with a particular Sub-Custodian and of any material changes in the Fund's arrangements. The Custodian shall promptly take such steps as may be required to withdraw assets of the Fund from any Sub-Custodian that has ceased to meet the requirements of Rule 17f-5 under the 1940 Act.
          (e) With respect to its responsibilities under this Section 3.3, the Custodian hereby warrants to the Trust that it agrees to exercise reasonable care, prudence, and diligence such as a person having responsibility for the safekeeping of property of the Fund. The Custodian further warrants that the Fund's assets will be subject to reasonable care, based on the standards applicable to custodians in the relevant market, if maintained with each Sub-Custodian, after considering all factors relevant to the safekeeping of such assets, including, without limitation: (i) the Sub-Custodian's practices, procedures, and internal controls, for certificated securities (if applicable), the method of keeping custodial records, and the security and data protection practices; (ii) whether the Sub-Custodian has the requisite financial strength to provide reasonable care for Fund assets; (iii) the Sub-Custodian's general reputation and standing and, in the case of a Securities Depository, the Securities Depository's operating history and number of participants; and (iv) whether the Fund will have jurisdiction over and be able to enforce judgments against the Sub-Custodian, such as by virtue of the existence of any offices of the Sub-Custodian in the United States or the Sub-Custodian's consent to service of process in the United States.
          (f) The Custodian shall establish a system to monitor the appropriateness of maintaining the Fund's assets with a particular Sub-Custodian and the contract governing the Fund's arrangements with such Sub-Custodian.
     3.4 Delivery of Assets to Custodian. The Trust shall deliver, or cause to be delivered, to the Custodian all of the Fund's Securities, cash and other assets, including (a) all payments of income, payments of principal and capital distributions received by the Fund with respect to such Securities, cash or other assets owned by the Fund at any time during the period of this Agreement, and (b) all cash received by the Fund for the issuance, at any time during such period, of Shares. The Custodian shall not be responsible for such Securities, cash, or other assets until actually received by it.
     3.5 Securities Depositories and Book-Entry Systems. The Custodian may deposit and/or maintain Securities of the Fund in a Securities Depository or in a Book-Entry System, subject to the following provisions:
          (a) Prior to a deposit of Securities of the Fund in any Securities Depository or Book-Entry System, the Trust shall deliver to the Custodian a resolution of the Board of Trustees , certified by an Officer, authorizing and instructing the Custodian on an on-going basis to deposit in such Securities Depository or Book-Entry System all Securities eligible for deposit therein and to make use of such Securities Depository or Book-Entry System to the extent possible and practical in connection with its performance hereunder, including, without limitation, in connection with settlements of purchases and sales of Securities, loans of Securities, and deliveries and returns of collateral consisting of Securities.
          (b) Securities of the Fund kept in a Book-Entry System or Securities Depository shall be kept in an account ("Depository Account") of the Custodian in such Book-Entry System or Securities Depository which includes only assets held by the Custodian as a fiduciary, custodian or otherwise for customers.
          (c) The records of the Custodian with respect to Securities of the Fund maintained in a Book-Entry System or Securities Depository shall, by book-entry, identify such Securities as belonging to such Fund.
          (d) If Securities purchased by the Fund are to be held in a Book-Entry System or Securities Depository, the Custodian shall pay for such
     Securities upon (i) receipt of advice from the Book-Entry System or Securities Depository that such Securities have been transferred to the Depository Account, and (ii) the making of an entry on the records of the Custodian to reflect such payment and transfer for the account of such
     Fund. If Securities sold by the Fund are held in a Book-Entry System or Securities Depository, the Custodian shall transfer such Securities upon
     (i) receipt of advice from the Book-Entry System or Securities Depository that payment for such Securities has been transferred to the Depository Account, and (ii) the making of an entry on the records of the Custodian to reflect such transfer and payment for the account of such Fund.
          (e) The Custodian shall provide the Trust with copies of any report (obtained by the Custodian from a Book-Entry System or Securities Depository in which Securities of the Fund are kept) on the internal accounting controls and procedures for safeguarding Securities deposited in such Book-Entry System or Securities Depository.
          (f) Anything to the contrary in this Agreement notwithstanding, the Custodian shall be liable to the Trust for any loss or damage to the Fund resulting (i) from the use of a Book-Entry System or Securities Depository by reason of any negligence or willful misconduct on the part of the Custodian or any Sub-Custodian appointed pursuant to Section 3.3 above or any of its or their employees, or (ii) from failure of the Custodian or any such Sub-Custodian to enforce effectively such rights as it may have against a Book-Entry System or Securities Depository. At its election, the Trust shall be subrogated to the rights of the Custodian with respect to any claim against a Book-Entry System or Securities Depository or any other person from any loss or damage to the Fund arising from the use of such Book-Entry System or Securities Depository, if and to the extent that the Fund has not been made whole for any such loss or damage.
     3.6 Disbursement of Moneys from Fund Custody Account. Upon receipt of Proper Instructions, the Custodian shall disburse moneys from the Fund Custody Account but only in the following cases:
          (a) For the purchase of Securities for the Fund but only in accordance with Section 4.1 of this Agreement and only (i) in the case of Securities (other than options on Securities, futures contracts and options on futures contracts), against the delivery to the Custodian (or any Sub-Custodian appointed pursuant to Section 3.3 above) of such Securities registered as provided in Section 3.9 below or in proper form for transfer, or if the purchase of such Securities is effected through a Book-Entry System or Securities Depository, in accordance with the conditions set forth in
     Section 3.5 above; (ii) in the case of options on Securities, against delivery to the Custodian (or such Sub-Custodian) of such receipts as are required by the customs prevailing among dealers in such options; (iii) in the case of futures contracts and options on futures contracts, against delivery to the Custodian (or such Sub-Custodian) of evidence of title thereto in favor of the Fund or any nominee referred to in Section 3.9 below; and (iv) in the case of repurchase or reverse repurchase agreements entered into between the Trust and a bank which is a member of the Federal Reserve System or between the Trust and a primary dealer in U.S. Government securities, against delivery of the purchased Securities either in certificate form or through an entry crediting the Custodian's account at a Book-Entry System or Securities Depository with such Securities; In connection  with the  conversion,  exchange or  surrender,  as set forth in
     Section 3.7, For the payment of any dividends or capital gain distributions declared by the Fund;
          (d) In  payment  of the  redemption  price of  Shares as  provided  in
     Section 5.1 below;
          (e) For the payment of any expense or liability incurred by the Fund, including but not limited to the following payments for the account of the
     Fund: interest; taxes; administration, investment advisory, accounting, auditing, transfer agent, custodian, Trust and legal fees; and other operating expenses of the Fund; in all cases, whether or not such expenses are to be in whole or in part capitalized or treated as deferred expenses;
          (f) For transfer in accordance with the provisions of any agreement among the Trust, the Custodian and a broker-dealer registered under the 1934 Act and a member of the NASD, relating to compliance with rules of The Options Clearing Corporation and of any registered national securities exchange (or of any similar organization or organizations) regarding escrow or other arrangements in connection with transactions by the Fund;
          (g) For transfer in accordance with the provision of any agreement among the Trust, the Custodian, and a futures commission merchant registered under the Commodity Exchange Act, relating to compliance with the rules of the Commodity Futures Trading Commission and/or any contract market (or any similar organization or organizations) regarding account deposits in connection with transactions by the Fund;
          (h) For the  funding  of any  uncertificated  time  deposit  or  other interest-bearing account with any banking institution (including the Custodian), which deposit or account has a term of one year or less; and For any other proper purpose, but only upon receipt, in addition to Proper Instructions, of a copy of a resolution of the Board of Trustees, certified by an Officer, specifying the amount and purpose of such payment, declaring such purpose to be a proper corporate purpose, and naming the person or persons to whom such payment is to be made.
Delivery of Securities from Fund Custody Account. Upon receipt of Proper Instructions, the Custodian shall release and deliver Securities from the Fund Custody Account but only in the following cases:
          (a) Upon the sale of Securities for the account of the Fund but only against receipt of payment therefor in cash, by certified or cashiers check or bank credit;
          (b) In the case of a sale effected through a Book-Entry System or Securities Depository, in accordance with the provisions of Section 3.5 above;
          (c) To an offeror's depository agent in connection with tender or other similar offers for Securities of the Fund; provided that, in any such case, the cash or other consideration is to be delivered to the Custodian; To the issuer thereof or its agent (i) for transfer into the name of the Fund, the Custodian or any Sub-Custodian appointed pursuant to Section 3.3 above, or of any nominee or nominees of any of the foregoing, or (ii) for exchange for a different number of certificates or other evidence representing the same aggregate face amount or number of units; provided that, in any such case, the new Securities are to be delivered to the Custodian;
          (e) To the broker selling Securities, for examination in accordance with the "street delivery" custom;
          (f) For exchange or conversion pursuant to any plan or merger, consolidation, recapitalization, reorganization or readjustment of the issuer of such Securities, or pursuant to provisions for conversion contained in such Securities, or pursuant to any deposit agreement, including surrender or receipt of underlying Securities in connection with the issuance or cancellation of depository receipts; provided that, in any such case, the new Securities and cash, if any, are to be delivered to the Custodian;
          (g) Upon receipt of payment therefor pursuant to any repurchase or reverse repurchase agreement entered into by the Fund;
          (h) In the case of warrants, rights or similar Securities, upon the exercise thereof, provided that, in any such case, the new Securities, and cash, if any, are to be delivered to the Custodian;
          (i) For delivery in connection with any loans of Securities of the Fund, but only against receipt of such collateral as the Trust shall have specified to the Custodian in Proper Instructions;
          (j) For delivery as security in connection with any borrowings by the Fund requiring a pledge of assets by the Trust, but only against receipt by the Custodian of the amounts borrowed;
          (k) Pursuant to any authorized plan of liquidation, reorganization, merger, consolidation or recapitalization of the Trust;
          (l) For delivery in accordance with the provisions of any agreement among the Trust, the Custodian and a broker-dealer registered under the 1934 Act and a member of the NASD, relating to compliance with the rules of The Options Clearing Corporation and of any registered national securities exchange (or of any similar organization or organizations) regarding escrow or other arrangements in connection with transactions by the Fund;
          (m) For delivery in accordance with the provisions of any agreement among the Trust, the Custodian, and a futures commission merchant registered under the Commodity Exchange Act, relating to compliance with the rules of the Commodity Futures Trading Commission and/or any contract market (or any similar organization or organizations) regarding account deposits in connection with transactions by the Fund; or
          (n) For any other proper corporate purpose, but only upon receipt, in addition to Proper Instructions, of a copy of a resolution of the Board of Trustees, certified by an Officer, specifying the Securities to be delivered, setting forth the purpose for which such delivery is to be made, declaring such purpose to be a proper corporate purpose, and naming the person or persons to whom delivery of such Securities shall be made.
     3.8 Actions Not Requiring Proper Instructions. Unless otherwise instructed by the Trust, the Custodian shall with respect to all Securities held for the
Fund:

          (a) Subject to Section 7.4 below, collect on a timely basis all income and other payments to which the Fund is entitled either by law or pursuant to custom in the securities business;
          (b) Present for payment and, subject to Section 7.4 below, collect on a timely basis the amount payable upon all Securities which may mature or be called, redeemed, or retired, or otherwise become payable;
          (c) Endorse for collection, in the name of the Fund, checks, drafts and other negotiable instruments;

          (d) Surrender interim receipts or Securities in temporary form for Securities in definitive form;
          (e) Execute, as custodian, any necessary declarations or certificates of ownership under the federal income tax laws or the laws or regulations of any other taxing authority now or hereafter in effect, and prepare and submit reports to the Internal Revenue Service ("IRS") and to the Trust at such time, in such manner and containing such information as is prescribed by the IRS;
          (f) Hold for the Fund, either directly or, with respect to Securities held therein, through a Book-Entry System or Securities Depository, all rights and similar securities issued with respect to Securities of the Fund; and
          (g) In general, and except as otherwise directed in Proper Instructions, attend to all non-discretionary details in connection with the sale, exchange, substitution, purchase, transfer and other dealings with Securities and assets of the Fund.

     3.9 Registration and Transfer of Securities. All Securities held for the Fund that are issued or issuable only in bearer form shall be held by the Custodian in that form, provided that any such Securities shall be held in a Book-Entry System if eligible therefor. All other Securities held for the Fund may be registered in the name of such Fund, the Custodian, or any Sub-Custodian appointed pursuant to Section 3.3 above, or in the name of any nominee of any of them, or in the name of a Book-Entry System, Securities Depository or any nominee of either thereof. The Trust shall furnish to the Custodian appropriate instruments to enable the Custodian to hold or deliver in proper form for transfer, or to register in the name of any of the nominees hereinabove referred to or in the name of a Book-Entry System or Securities Depository, any Securities registered in the name of the Fund.
     3.10 Records. (a) The Custodian shall maintain, complete and accurate records with respect to Securities, cash or other property held for the Fund, including (i) journals or other records of original entry containing an itemized daily record in detail of all receipts and deliveries of Securities and all receipts and disbursements of cash; (ii) ledgers (or other records) reflecting
(A) Securities in transfer, (B) Securities in physical possession, (C) monies and Securities borrowed and monies and Securities loaned (together with a record of the collateral therefor and substitutions of such collateral), (D) dividends and interest received, and (E) dividends receivable and interest receivable; and
(iii) canceled checks and bank records related thereto. The Custodian shall keep such other books and records of the Fund as the Trust shall reasonably request, or as may be required by the 1940 Act, including, but not limited to, Section 31 of the 1940 Act and Rule 31a-2 promulgated thereunder, (b) All such books and records maintained by the Custodian shall (i) be maintained in a form acceptable to the Trust and in compliance with rules and regulations of the Securities and Exchange Commission, (ii) be the property of the Trust and at all times during the regular business hours of the Custodian be made available upon request for inspection by duly authorized officers, employees or agents of the Trust and employees or agents of the Securities and Exchange Commission, and (iii) if required to be maintained by Rule 31a-1 under the 1940 Act, be preserved for the periods prescribed in Rule 31a-2 under the 1940 Act.
     3.11 Fund Reports by Custodian. The Custodian shall furnish the Trust with a daily activity statement and a summary of all transfers to or from each Fund Custody Account on the day following such transfers. At least monthly and from time to time, the Custodian shall furnish the Trust with a detailed statement of the Securities and moneys held by the Custodian and the Sub-Custodians for the Fund under this Agreement.
     3.12 Other Reports by Custodian. The Custodian shall provide the Trust with such reports, as the Corporation may reasonably request from time to time, on the internal accounting controls and procedures for safeguarding Securities, which are employed by the Custodian or any Sub-Custodian appointed pursuant to
Section 3.3 above.
     3.13 Proxies and Other Materials. The Custodian shall cause all proxies relating to Securities which are not registered in the name of the Fund, to be promptly executed by the registered holder of such Securities, without indication of the manner in which such proxies are to be voted, and shall promptly deliver to the Trust such proxies, all proxy soliciting materials and all notices relating to such Securities.
     3.14 Information on Corporate Actions. The Custodian shall promptly deliver to the Trust all information received by the Custodian and pertaining to Securities being held by the Fund with respect to optional tender or exchange offers, calls for redemption or purchase, or expiration of rights as described in the Standards of Service Guide attached as Exhibit B. If the Trust desires to take action with respect to any tender offer, exchange offer or other similar transaction, the Trust shall notify the Custodian at least five Business Days prior to the date on which the Custodian is to take such action. The Trust will provide or cause to be provided to the Custodian all relevant information for any Security which has unique put/option provisions at least five Business Days prior to the beginning date of the tender period.

                                   ARTICLE IV
PURCHASE AND SALE OF INVESTMENTS OF THE FUND
     4.1 Purchase of Securities. Promptly upon each purchase of Securities for the Fund, Written Instructions shall be delivered to the Custodian, specifying
(a) the name of the issuer or writer of such Securities, and the title or other description thereof, (b) the number of shares, principal amount (and accrued interest, if any) or other units purchased, (c) the date of purchase and settlement, (d) the purchase price per unit, (e) the total amount payable upon such purchase, and (f) the name of the person to whom such amount is payable. The Custodian shall upon receipt of such Securities purchased by the Fund pay out of the moneys held for the account of the Fund the total amount specified in such Written Instructions to the person named therein. The Custodian shall not be under any obligation to pay out moneys to cover the cost of a purchase of Securities for the Fund, if in the Fund Custody Account there is insufficient cash available to the Fund for which such purchase was made.
     4.2 Liability for Payment in Advance of Receipt of Securities Purchased. In any and every case where payment for the purchase of Securities for the Fund is made by the Custodian in advance of receipt of the Securities purchased but in the absence of specified Written Instructions to so pay in advance, the Custodian shall be liable to the Fund for such Securities to the same extent as if the Securities had been received by the Custodian.
     4.3 Sale of Securities. Promptly upon each sale of Securities by the Fund, Written Instructions shall be delivered to the Custodian, specifying (a) the name of the issuer or writer of such Securities, and the title or other description thereof, (b) the number of shares, principal amount (and accrued interest, if any), or other units sold, (c) the date of sale and settlement, (d) the sale price per unit, (e) the total amount payable upon such sale, and (f) the person to whom such Securities are to be delivered. Upon receipt of the total amount payable to the Fund as specified in such Written Instructions, the Custodian shall deliver such Securities to the person specified in such Written Instructions. Subject to the foregoing, the Custodian may accept payment in such form as shall be satisfactory to it, and may deliver Securities and arrange for payment in accordance with the customs prevailing among dealers in Securities.

Delivery of Securities Sold. Notwithstanding Section 4.3 above or any other provision of this Agreement, the Custodian, when instructed to deliver Securities against payment, shall be entitled, if in accordance with generally accepted market practice, to deliver such Securities prior to actual receipt of final payment therefor. In any such case, the Fund shall bear the risk that final payment for such Securities may not be made or that such Securities may be returned or otherwise held or disposed of by or through the person to whom they were delivered, and the Custodian shall have no liability for any for the foregoing.
Payment for Securities Sold, etc. In its sole discretion and from time to time, the Custodian may credit the Fund Custody Account, prior to actual receipt of final payment thereof, with (i) proceeds from the sale of Securities which it has been instructed to deliver against payment, (ii) proceeds from the redemption of Securities or other assets of the Fund, and (iii) income from cash, Securities or other assets of the Fund. Any such credit shall be conditional upon actual receipt by the Custodian of final payment and may be reversed if final payment is not actually received in full. The Custodian may, in its sole discretion and from time to time, permit the Fund to use funds so credited to the Fund Custody Account in anticipation of actual receipt of final payment. Any such funds shall be repayable immediately upon demand made by the Custodian at any time prior to the actual receipt of all final payments in anticipation of which funds were credited to the Fund Custody Account. 4.6 Advances by Custodian for Settlement. The Custodian may, in its sole discretion and from time to time, advance funds to the Trust to facilitate the settlement of the Fund's transactions in the Fund Custody Account. Any such advance shall be repayable immediately upon demand made by Custodian.

                                    ARTICLE V
REDEMPTION OF FUND SHARES
     5.1 Transfer of Funds. From such funds as may be available for the purpose in the relevant Fund Custody Account, and upon receipt of Proper Instructions specifying that the funds are required to redeem Shares of the Fund, the Custodian shall wire each amount specified in such Proper Instructions to or through such bank as the Trust may designate with respect to such amount in such Proper Instructions.
     5.2 No Duty Regarding Paying Banks. The Custodian shall not be under any obligation to effect payment or distribution by any bank designated in Proper Instructions given pursuant to Section 5.1 above of any amount paid by the Custodian to such bank in accordance with such Proper Instructions.

                                   ARTICLE VI
SEGREGATED ACCOUNTS
     Upon receipt of Proper Instructions, the Custodian shall establish and maintain a segregated account or accounts for and on behalf of the Fund, into which account or accounts may be transferred cash and/or Securities, including Securities maintained in a Depository Account,
          (a) In accordance with the provisions of any agreement among the Trust, the Custodian and a broker-dealer registered under the 1934 Act and a member of the NASD (or any futures commission merchant registered under the Commodity Exchange Act), relating to compliance with the rules of The Options Clearing Corporation and of any registered national securities exchange (or the Commodity Futures Trading Commission or any registered contract market), or of any similar organization or organizations, regarding escrow or other arrangements in connection with transactions by the Fund,
          (b) For purposes of segregating cash or Securities in connection with securities options purchased or written by the Fund or in connection with financial futures contracts (or options thereon) purchased or sold by the Fund, which constitute collateral for loans of Securities made by the Fund,
          (c) For purposes of compliance by the Fund with requirements under the 1940 Act for the maintenance of segregated accounts by registered investment companies in connection with reverse repurchase agreements and when-issued, delayed delivery and firm commitment transactions, and
          (d) For other proper corporate purposes, but only upon receipt of, in addition to Proper Instructions, a certified copy of a resolution of the Board of Trustees, certified by an Officer, setting forth the purpose or purposes of such segregated account and declaring such purposes to be proper corporate purposes. Each segregated account established under this
     Article VI shall be established and maintained for a single Fund only. All Proper Instructions relating to a segregated account shall specify the Fund involved.

                                  ARTICLE VII
CONCERNING THE CUSTODIAN
     7.1 Standard of Care. The Custodian shall use its best efforts and shall act in good faith in carrying out its obligations under this Agreement, and shall be without liability to the Trust or the Fund for any loss, damage, cost, expense (including attorneys' fees and disbursements), liability or claim unless such loss, damage, cost, expense, liability or claim arises from gross negligence, bad faith or willful misconduct on its part or on the part of any Sub-Custodian appointed pursuant to Section 3.3 above. The Custodian shall be entitled to rely on and may act upon advice of counsel on all matters, and shall be without liability (except in the case of gross negligence, bad faith or willful misconduct) for any action reasonably taken or omitted pursuant to such advice. The Custodian shall promptly notify the Trust of any action taken or omitted by the Custodian pursuant to advice of counsel. The Custodian shall not be under any obligation at any time to ascertain whether the Trust or the Fund is in compliance with the 1940 Act, the regulations thereunder, the provisions of the Trust's charter documents or By-Laws, or its investment objectives and policies as then in effect.
     7.2 Actual Collection Required. The Custodian shall not be liable for, or considered to be the custodian of, any cash belonging to the Fund or any money represented by a check, draft or other instrument for the payment of money, until the Custodian or its agents actually receive such cash or collect on such instrument.
     7.3 No Responsibility for Title, etc. So long as and to the extent that it is in the exercise of reasonable care, the Custodian shall not be responsible for the title, validity or genuineness of any property or evidence of title thereto received or delivered by it pursuant to this Agreement.
     7.4 Limitation on Duty to Collect. Custodian shall not be required to enforce collection, by legal means or otherwise, of any money or property due and payable with respect to Securities held for the Fund if such Securities are in default or payment is not made after due demand or presentation.
     7.5 Reliance Upon Documents and Instructions. The Custodian shall be entitled to rely upon any certificate, notice or other instrument in writing received by it and reasonably believed by it to be genuine. The Custodian shall be entitled to rely upon any Oral Instructions and any Written Instructions actually received by it pursuant to this Agreement.
     7.6 Express Duties Only. The Custodian shall have no duties or obligations whatsoever except such duties and obligations as are specifically set forth in this Agreement, and no covenant or obligation shall be implied in this Agreement against the Custodian.
     7.7 Co-operation. The Custodian shall cooperate with and supply necessary information to the entity or entities appointed by the Trust to keep the books of account of the Fund and/or compute the value of the assets of the Fund. The Custodian shall take all such reasonable actions as the Trust may from time to time request to enable the Trust to obtain, from year to year, favorable opinions from the Trust's independent accountants with respect to the Custodian's activities hereunder in connection with (a) the preparation of the Trust's reports on Form N-1A and Form N-SAR and any other reports required by the Securities and Exchange Commission, and (b) the fulfillment by the Trust of any other requirements of the Securities and Exchange Commission.

                                  ARTICLE VIII
INDEMNIFICATION
     8.1 Indemnification by Trust. The Trust shall indemnify and hold harmless the Custodian and any Sub-Custodian appointed pursuant to Section 3.3 above, and any nominee of the Custodian or of such Sub-Custodian, from and against any loss, damage, cost, expense (including attorneys' fees and disbursements), liability (including, without limitation, liability arising under the Securities Act of 1933, the 1934 Act, the 1940 Act, and any state or foreign securities and/or banking laws) or claim arising directly or indirectly (a) from the fact that Securities are registered in the name of any such nominee, or (b) from any action or inaction by the Custodian or such Sub-Custodian (i) at the request or direction of or in reliance on the advice of the Trust, or (ii) upon Proper Instructions, or (c) generally, from the performance of its obligations under this Agreement or any sub-custody agreement with a Sub-Custodian appointed pursuant to Section 3.3 above, provided that neither the Custodian nor any such Sub-Custodian shall be indemnified and held harmless from and against any such loss, damage, cost, expense, liability or claim arising from the Custodian's or such Sub-Custodian's negligence, bad faith or willful misconduct. The indemnification herein shall survive the termination of this agreement.
     8.2 Indemnification by Custodian. The Custodian shall indemnify and hold harmless the Trust from and against any loss, damage, cost, expense (including attorneys' fees and disbursements), liability (including without limitation, liability arising under the Securities Act of 1933, the 1934 Act, the 1940 Act, and any state or foreign securities and/or banking laws) or claim arising from the negligence, bad faith or willful misconduct of the Custodian or any Sub-Custodian appointed pursuant to Section 3.3 above, or any nominee of the Custodian or of such Sub-Custodian. The indemnification provided for herein shall survive the termination of this agreement.
     8.3 Indemnity to be Provided. If the Trust requests the Custodian to take any action with respect to Securities, which may, in the opinion of the Custodian, result in the Custodian or its nominee becoming liable for the payment of money or incurring liability of some other form, the Custodian shall not be required to take such action until the Trust shall have provided indemnity therefor to the Custodian in an amount and form satisfactory to the Custodian.
Security. If the Custodian advances cash or Securities to the Fund for any purpose, either at the Trust's request or as otherwise contemplated in this Agreement, or in the event that the Custodian or its nominee incurs, in connection with its performance under this Agreement, any loss, damage, cost, expense (including attorneys' fees and disbursements), liability or claim
(except such as may arise from its or its nominee's negligence, bad faith or willful misconduct), then, in any such event, any property at any time held for the account of such Fund shall be security therefor, and should the Fund fail promptly to repay or indemnify the Custodian, the Custodian shall be entitled to utilize available cash of the Fund and to dispose of other assets of the Fund to the extent necessary to obtain reimbursement or indemnification.

                                   ARTICLE IX
COMPLIANCE WITH RULE  17f-7

The Custodian shall, for consideration by the Trust, provide an analysis in accordance with Rule 17f-7(a)(1)(i)(A) under the 1940 Act of the risks associated with maintaining the Fund's foreign assets with each Securities Depository used by the Custodian as of the date hereof (or , in the case of a Securities Depository not used by the Custodian as of the date hereof, prior to the initial placement of the Fund's foreign assets at such Securities Depository) and at which any foreign asset of the Fund are held or are expected to be held. The Custodian will also inform the Trust whether holding assets in a particular Securities Depository is voluntary or compulsory. In connection with the foregoing, the Trust shall notify the Custodian of any Securities Depositories at which it does not choose to have its foreign assets held. The Custodian shall monitor the custody risks associated with maintaining the Fund's foreign assets at each such Securities Depository on a continuing basis and shall promptly notify the Trust or its adviser of any material changes in such risks.
     9.2 The Custodian shall exercise such reasonable care, prudence and diligence in performing the requirements of Rule 17f-7 under the 1940 Act or, as applicable, in selecting a sub-custodian that will perform the requirements of Rule 17f-7, as a professional custodian having responsibility for safekeeping of foreign assets or delegating such function to a sub-custodian would exercise.
     9. 3 Based on the information available to it in the exercise of reasonable care, prudence, and diligence, the Custodian or its designated sub-custodian shall determine the eligibility under Rule 17f-7 of each depository and shall promptly advise the Trust if any such depository ceases to be eligible.

                                   ARTICLE X
FORCE MAJEURE; DISASTER RECOVERY SYSTEMS

     10.1 Force Majeure. Neither the Custodian nor the Trust shall be liable for any failure or delay in performance of its obligations under this Agreement arising out of or caused, directly or indirectly, by circumstances beyond its reasonable control, including, without limitation, acts of God; earthquakes; fires; floods; wars; civil or military disturbances; sabotage; strikes; epidemics; riots; power failures; computer failure and any such circumstances beyond its reasonable control as may cause interruption, loss or malfunction of utility, transportation, computer (hardware or software) or telephone communication service; accidents; labor disputes; acts of civil or military authority; governmental actions; or inability to obtain labor, material, equipment or transportation; provided, however, that the Custodian in the event of a failure or delay (i) shall not discriminate against the Fund in favor of any other customer of the Custodian in making computer time and personnel available to input or process the transactions contemplated by this Agreement and (ii) shall use its best efforts to ameliorate the effects of any such failure or delay.
     10.2 Disaster Recovery Systems. The Custodian shall maintain a disaster recovery plan and procedures including provisions for emergency use of electronic data processing equipment, which is reasonable in light of the services to be provided. The Custodian shall, at no additional expense to the Fund take reasonable steps to minimize service interruptions. The Custodian shall have no liability with respect to the loss of data or service interruptions caused by equipment failure, provided it maintains such plans and procedures.

                                   ARTICLE XI
EFFECTIVE PERIOD; TERMINATION

     11.1 Effective Period. This Agreement shall become effective as of its execution or when the Fund commences operations and shall continue in full force and effect until terminated as hereinafter provided.
     11.2 Termination. Either party hereto may terminate this Agreement by giving to the other party a notice in writing specifying the date of such termination, which shall be not less than sixty (60) days after the date of the giving of such notice. If a successor custodian shall have been appointed by the Board of Trustees , the Custodian shall, upon receipt of a notice of acceptance by the successor custodian, on such specified date of termination (a) deliver directly to the successor custodian all Securities (other than Securities held in a Book-Entry System or Securities Depository) and cash then owned by the Fund and held by the Custodian as custodian, and (b) transfer any Securities held in a Book-Entry System or Securities Depository to an account of or for the benefit of the Funds at the successor custodian, provided that the Trust shall have paid to the Custodian all fees, expenses and other amounts to the payment or reimbursement of which it shall then be entitled. Upon such delivery and transfer, the Custodian shall be relieved of all obligations under this Agreement. The Trust may at any time immediately terminate this Agreement in the event of the appointment of a conservator or receiver for the Custodian by regulatory authorities or upon the happening of a like event at the direction of an appropriate regulatory agency or court of competent jurisdiction.
     11.3 Failure to Appoint Successor Custodian. If a successor custodian is not designated by the Trust on or before the date of termination specified pursuant to Section 10.1 above, then the Custodian shall have the right to deliver to a bank or Trust company of its own selection, which (a) is a "bank" as defined in the 1940 Act and (b) has aggregate capital, surplus and undivided profits as shown on its then most recent published report of not less than $25 million, all Securities, cash and other property held by Custodian under this Agreement and to transfer to an account of or for the Funds at such bank or Trust company all Securities of the Funds held in a Book-Entry System or Securities Depository. Upon such delivery and transfer, such bank or Trust company shall be the successor custodian under this Agreement and the Custodian shall be relieved of all obligations under this Agreement.

                                  ARTICLE XII
COMPENSATION OF CUSTODIAN
     The Custodian shall be entitled to compensation as agreed upon from time to time by the Corporation and the Custodian. The fees and other charges in effect on the date hereof and applicable to the Fund are set forth in Exhibit C attached hereto.

                                  ARTICLE XIII
LIMITATION OF LIABILITY

     It is expressly agreed that the obligations of the Trust hereunder shall not be binding upon any of the Trustees, shareholders, nominees, officers, agents or employees of the Trust personally, but shall bind only the property of the Trust as provided in the Trust's Agreement and Declaration of Trust, as from time to time amended. The execution and delivery of this Agreement have been authorized by the Trust, and this Agreement has been signed and delivered by an authorized officer of the Trust, acting as such, and neither such authorization by the Trust nor such execution and delivery by such officer shall be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the property of the Trust as provided in the above-mentioned Trust's Agreement and Declaration of Trust .

                                  ARTICLE XIV
NOTICES

     Unless otherwise specified herein, all demands, notices, instructions, and other communications to be given hereunder shall be in writing and shall be sent or delivered to the recipient at the address set forth after its name herein below:

                  To the Trust:

                  Bragg Capital Trust
                  100 Queens Road
                  Charlotte, NC 28204


                  To Custodian:

                  U.S. Bank, N.A.
                  425 Walnut Street, M.L. CN-WN-06TC
                  Cincinnati, Ohio   45202
                  Attention:  Institutional Trust & Custody


or at such other address as either party shall have provided to the other by notice given in accordance with this Article XIV. Writing shall include transmissions by or through teletype, facsimile, central processing unit connection, on-line terminal, and magnetic tape.

                                  ARTICLE XIV
MISCELLANEOUS

     14.1 Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of Minnesota.
     14.2 References to Custodian. The Trust shall not circulate any printed matter which contains any reference to Custodian without the prior written approval of Custodian, excepting printed matter contained in the prospectus or statement of additional information for the Fund and such other printed matter as merely identifies Custodian as custodian for the Fund. The Trust shall submit printed matter requiring approval to Custodian in draft form, allowing sufficient time for review by Custodian and its counsel prior to any deadline for printing.
     14.3 No Waiver. No failure by either party hereto to exercise, and no delay by such party in exercising, any right hereunder shall operate as a waiver thereof. The exercise by either party hereto of any right hereunder shall not preclude the exercise of any other right, and the remedies provided herein are cumulative and not exclusive of any remedies provided at law or in equity.

     14.4 Amendments. This Agreement cannot be changed orally and no amendment to this Agreement shall be effective unless evidenced by an instrument in writing executed by the parties hereto.
     14.5 Counterparts. This Agreement may be executed in one or more counterparts, and by the parties hereto on separate counterparts, each of which shall be deemed an original but all of which together shall constitute but one and the same instrument.
     14.6 Severability. If any provision of this Agreement shall be invalid, illegal, or unenforceable in any respect under any applicable law, the validity, legality and enforceability of the remaining provisions shall not be affected or impaired thereby.
     14.7 Successors and Assigns. This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and assigns; provided, however, that this Agreement shall not be assignable by either party hereto without the written consent of the other party hereto.
     14.8 Headings. The headings of sections in this Agreement are for convenience of reference only and shall not affect the meaning or construction of any provision of this Agreement.

IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed and delivered in its name and on its behalf by its representatives thereunto duly authorized, all as of the day and year first above written.

ATTEST:


______________________________   By:_____________________________



ATTEST:                                         U.S. BANK, N.A.


______________________________   By:____________________________

EXHIBIT A

                               AUTHORIZED PERSONS


     Set forth below are the names and specimen signatures of the persons authorized by the Trust to administer the Fund Custody Accounts.

Authorized Persons                                    Specimen Signatures


President:                                            ___________________


Treasurer:                                            ___________________




                                                      -------------------

Transfer Agent/Fund Accountant
Employees:                                            ___________________


                                                      -------------------


                                                      -------------------


                                                      -------------------


                                                      -------------------

                                    EXHIBIT B


                 U.S. Bank Institutional Trust &Custody Services
                           Standards of Service Guide

August, 2001




     U.S. Bank, N.A. is committed to providing superior quality service to all customers and their agents at all times. We have compiled this guide as a tool for our clients to determine our standards for the processing of security settlements, payment collection, and capital change transactions. Deadlines recited in this guide represent the times required for U.S. Bank, N.A. to guarantee processing. Failure to meet these deadlines will result in settlement at our client's risk. In all cases, U.S. Bank, N.A. will make every effort to complete all processing on a timely basis.

     U.S. Bank, N.A. is a direct participant of the Depository Corporation Company, a direct member of the Federal Reserve Bank of Cleveland, and utilizes the Bank of New York as its agent for ineligible and foreign securities.

     For corporate reorganizations, U.S. Bank, N.A. utilizes SEI's Reorg Source, Financial Information, Inc., XCITEK, DTC Important Notices, Capital Changes Daily (CCH) and the Wall Street Journal.

     For bond calls and mandatory puts, U.S. Bank, N.A. utilizes SEI's Bond Source, Kenny Information Systems, Standard & Poor's Corporation, XCITEK, and DTC Important Notices. U.S. Bank, N.A. will not notify clients of optional put opportunities.

     Any securities delivered free to U.S. Bank, N.A., or its agents must be received three (3) business days prior to any payment or settlement in order for the U.S. Bank, N.A. standards of service to apply.

     Should you have any questions regarding the information contained in this guide, please feel free to contact your account representative.


               The information contained in this Standards of Service Guide is subject to change. Should any changes be made U.S. Bank, N.A. will provide you with an updated copy of its Standards of Service Guide.


                  U.S. Bank, N.A. Security Settlement Standards

Transaction Type              Instructions Deadlines*                               Delivery Instructions
DTC                           1:30 P.M. on Settlement Date                          DTC Participant #2803
                                                                                    Agent Bank ID 27895
                                                                                    Institutional #54487
                                                                                    For Account #19-7350
                                                                                    or 19-7351

Federal Reserve Book Entry    12:30 P.M. on Settlement Date                         Federal Reserve Bank of Cleveland
                                                                                    for U.S. Bank, N.A.  ABA# 042000013
                                                                                    CINTI/1050
                                                                                    For Account #19-7350
                                                                                    or 19-7351
Federal Reserve Book Entry    1:00 P.M. on Settlement Date                          Federal Reserve Bank of Cleveland
(Repurchase Agreement                                                               for U.S. Bank, N.A.   ABA# 042000013
Collateral Only)                                                                    CINTI/1040
                                                                                    For Account #19-7350
                                                                                    or 19-7351

PTC Securities                12:00 P.M. on Settlement Date                         PTC For Account BYORK
(GNMA Book Entry)                                                                   U.S. Bank N.A. / 117612

Physical Securities           9:30 A.M. EST on Settlement Date                      Bank of New York
                              (for Deliveries, by 4:00 P.M. on Settlement Date      One Wall Street- 3rd Floor - Window A
                              minus 1)                                              New York, NY  10286
                                                                                    For account of U.S. Bank, N.A. / Cust #117612
                                                                                    Attn: Donald Hoover

CEDEL/EURO-CLEAR              11:00 A..M. on  Settlement Date minus 2               Cedel a/c 55021
                                                                                    FFC: a/c 387000
                                                                                    U.S. Bank, N.A. /Global Omnibus

                                                                                    Euroclear a/c 97816
                                                                                    FFC:  a/c 387000
                                                                                    U.S. Bank, N.A./Global Omnibus



Cash Wire Transfer            3:00 P.M.                                             U.S. Bank,N.A. Cinti/Trust ABA# 042000013
                                                                                    Credit Account #112950027
                                                                                    Account of U.S Bank, N.A. Trust Services
                                                                                    Further Credit to Queens Road Large Cap Value
                                                                                    or Queens Road Small Cap Value
                                                                                    For Account #19-7350
                                                                                    or 19-7351

                 * All times listed are Eastern Standard Time.

                        U.S. Bank, N.A. Payment Standards


Security Type                      Income                     Principal

Equities                           Payable Date

Municipal Bonds*                   Payable Date               Payable Date

Corporate Bonds*                   Payable Date               Payable Date

Federal Reserve Bank Book Entry*   Payable Date               Payable Date

PTC GNMA's (P&I)                   Payable Date + 1           Payable Date + 1

CMOs *
     DTC                           Payable Date + 1           Payable Date + 1
     Bankers Trust                 Payable Date + 1           Payable Date + 1

SBA Loan Certificates              When Received              When Received

Unit Investment Trust
  Certificates*                    Payable Date               Payable Date

Certificates of Deposit*           Payable Date + 1           Payable Date + 1

Limited Partnerships               When Received              When Received

Foreign Securities                 When Received              When Received

*Variable Rate Securities
     Federal Reserve Bank Book
       Entry                       Payable Date               Payable Date
     DTC                           Payable Date + 1           Payable Date + 1
     Bankers Trust                 Payable Date + 1           Payable Date + 1


     NOTE:If a payable date falls on a weekend or bank holiday, payment will be made on the immediately following business day.

                  U.S. Bank Corporate Reorganization Standards




Type of Action             Notification to         Deadline for     Transaction
                           Client                  Client           Posting
                                                   Instructions
                                                   to U.S. Bank,
                                                   N.A.

Rights, Warrants,          Later of 10 business    5 business days  Upon receipt
and Optional Mergers       days prior to           prior to
                           expiration or receipt   expiration
                           of notice

Mandatory Puts with        Later of 10 business    5 business days  Upon receipt
Option to Retain           days prior to           prior to
                           expiration or receipt   expiration
                           of notice

Class Actions              10 business days        5 business days  Upon receipt
                           prior to expiration     prior to
                           date                    expiration

Voluntary Tenders,         Later of 10 business    5 business days  Upon receipt
Exchanges,                 days prior to           prior to
and Conversions            expiration or receipt   expiration
                           of notice

Mandatory Puts, Defaults,  At posting of funds     None             Upon receipt
Liquidations,              or securities
Bankruptcies, Stock        received
Splits, Mandatory
Exchanges

Full and Partial Calls     Later of 10 business    None             Upon receipt
                           days prior to
                           expiration or receipt
                           of notice



     NOTE:Fractional shares/par amounts resulting from any of the above will be sold.

                                    EXHIBIT C
                          US Bank Institutional Custody
                     Proposed Domestic Custody Fee Schedule
                                       For
                                    Bragg Capital Trust

         US Bank Institutional Custody, as Custodian, will receive monthly compensation for services according to the terms of the following Schedule:

  I. Portfolio Transaction Fees:

     (a)  For each repurchase agreement transaction                   $ 7.00
     (b)  For each portfolio transaction processed through
          DTC or Federal Reserve - USB affirms each Trade             $ 9.00
     (c)  For each portfolio transaction processed through
          DTC or Federal Reserve  - Advisor affirms each trade         $7.50
     (d)  For each portfolio transaction processed through
          our New York custodian                                      $20.00
     (e)  For each Amortized Security Purchase and sale               $ 9.00
     (f)  For each Amortized Security Prin/Int Paydown                $ 8.00
     (g)  For each covered call option/future contract written,
          exercised or expired                                        $10.00
     (h)  For each Cedel/Euro clear transaction                       $80.00
     (i)  For each Disbursement (Fund expenses only)                  $ 5.00

        A transaction is a purchase/sale of a security, free receipt/free delivery (excludes initial conversion), maturity, tender or exchange:

    II.  Market Value Fee
         Based upon an annual rate of:                     Million
         .0002 (2 Basis Point) on First                      $20
         .000125 (1.25 Basis Points) on Next                 $30
         .00010 (1.0 Basis Points) on                      Balance

    III. Monthly Minimum Fee-Per Fund                      $250.00

    IV. Out-of-Pocket Expenses
          The only out-of-pocket expenses charged to your account will be shipping fees or transfer fees.

    V. IRA Documents
          Per Shareholder/year to hold each IRA Document        $4.00

    VI. Earnings Credits
          On a monthly basis any earnings credits generated from uninvested custody balances will be applied against any cash management service fees generated.

                         U S Bank Institutional Custody
                          Cash Management Fee Schedule
                                       For
                               Bragg Capital Trust

Services                        Unit Cost ($)             Monthly Cost ($)
--------                        -------------             ----------------
D.D.A. Account Maintenance           -                         17.00
Deposits                              .42
Deposited Items                       .119
Checks Paid                           .16
Balance Reporting - P.C. Access                         50.00 Prior Day Module
                                                        10.00 Per Account
                                                          .07 Per Transaction
                                                        60.00 Current Day Module
                                                        15.00 Per Account
                                                          .07 Per Transaction
ACH Transaction                       .105
ACH Monthly Maintenance                                 60.00
ACH Additions, Deletions, Changes    6.00
ACH Stop Payment                     5.00
ACH Debits - Received                 .12
ACH Credits Received                  .08
Deposited Items Returned             6.00
International Items Returned        10.00
NSF Returned Checks                 27.50
Stop Payments                       27.50
Data Transmission per account                          130.00
Drafts Cleared                        .18
Lockbox Maintenance                                     85.00
Lockbox items Processed               .38
Miscellaneous Lockbox items           .12
Account Reconciliation                                  60.00
  Per Item                            .06
Positive Pay                                            75.00
  Per Item                            .015

Invoicing for Service Charge        15.00
Wires Incoming
  Domestic                          11.00
  International                     11.00
Wires Outgoing
  Domestic
    Repetitive                      14.00
    Non-Repetitive                  13.00
  International
    Repetitive                      35.00
    Non-Repetitive                  40.00
PC - Initiated Wires:
  Domestic
    Repetitive                      10.00
    Non-Repetitive                  11.00
    Customer Initiated               9.00
  International
    Repetitive                      25.00
    Non-Repetitive                  25.00



      Uncollected Charge U.S. Bank Prime Rate as of first of month plus 4%
         Other available cash management services are priced separately.

TRANSFER AGENT AGREEMENT

     THIS AGREEMENT is made and entered into this 10th day of May, 2002, by and between the Bragg Capital Trust, a Delaware Business Trust and registered management investment company (the "Fund"), and Mutual Shareholder Services, LLC, a Delaware Limited Liability Company ("MSS").

                                    RECITALS:

     A. The Fund is a non-diversified, open-end management investment company registered with the United States Securities and Exchange Commission under the Investment Company Act of 1940, as amended (the "1940 Act"); and

     B. The Fund desires to appoint MSS as its transfer agent and dividend disbursing and redemption agent, and MSS desires to accept such appointment.

                                   AGREEMENTS:

     NOW, THEREFORE, in consideration of the mutual covenants herein contained, the parties hereby agree as follows:

1.   DUTIES OF MSS.

     1.01 Subject to the terms and conditions set forth in this Agreement, the Fund hereby employs and appoints MSS to act, and MSS agrees to act, as transfer agent for the Fund's authorized and issued shares of beneficial interest of each class of each portfolio of the Fund (the "Shares"), and as dividend disbursing and redemption agent for the Fund.

     1.02 MSS agrees that it will perform the following services:

          (a) In accordance with procedures established from time to time by agreement between the Fund and MSS, MSS shall:

               (i) Receive for acceptance, orders for the purchase of Shares, and promptly deliver payment and appropriate documentation therefore to the Custodian of the Fund authorized by the Board of Trustees of the Fund (the "Custodian");

               (ii) Pursuant to purchase orders, issue the appropriate number of
                    Shares and hold such Shares in the appropriate Shareholder account;

               (iii)Receive for  acceptance  redemption  requests and redemption
                    directions   and  deliver  the   appropriate   documentation
                    therefore to the Custodian;

               (iv) At the appropriate  time as and when it receives monies paid to it by the Custodian with respect to any redemption, pay over or cause to be paid over in the appropriate manner such monies as instructed by the redeeming Shareholders;

               (v) Effect transfers of Shares by the registered owners thereof upon receipt of appropriate instructions;

               (vi) Prepare   and   transmit    payments   for   dividends   and
                    distributions declared by the Fund;

               (vii)Maintain  records of account for and advise the Fund and its
                    Shareholders as to the foregoing; and

               (viii) Record  the  issuance  of shares of the Fund and  maintain pursuant to SEC Rule 17Ad-10(e) a record of the total number of shares of the Fund which are authorized, based upon data provided to it by the Fund, and issued and outstanding. MSS shall also provide the Fund on a regular basis with the total number of shares which are authorized and issued and outstanding and shall have no obligation, when recording the issuance of shares, to monitor the issuance of such shares or to take cognizance of any laws relating to the issue or sale of such shares, which functions shall be the sole responsibility of the Fund.

          (b) In addition, MSS shall perform all of the customary services of a transfer agent, dividend disbursing and redemption agent, including but not limited to: maintaining all Shareholder accounts, preparing Shareholder meeting lists, mailing proxies, receiving and tabulating proxies, mailing Shareholder reports and prospectuses to current Shareholders, withholding taxes on U.S. resident and non-resident alien accounts, preparing and filing U.S. Treasury Department Forms 1099 and other appropriate forms required with respect to dividends and distributions by federal authorities for all Shareholders, preparing and mailing confirmation forms and statements of account to Shareholders for all purchases and redemptions of Shares and other confirmable transactions in Shareholder accounts, preparing and mailing activity statements for Shareholders, and providing Shareholder account information and provide a system and reports which will enable the Fund to monitor the total number of Shares sold in each State.

     Procedures applicable to certain of these services may be established from time to time by agreement between the Fund and MSS.

2.   FEES AND EXPENSES

     2.01 In consideration of the services to be performed by MSS pursuant to this Agreement, the Fund agrees to pay MSS the fees set forth in the fee schedule attached hereto as Exhibit "A".

     2.02 In addition to the fee paid under Section 2.01 above, the Fund agrees to reimburse MSS for out-of-pocket expenses or advances incurred by MSS in connection with the performance of its obligations under this Agreement. In addition, any other expenses incurred by MSS at the request or with the consent of the Fund will be reimbursed by the Fund.

     2.03 The Fund agrees to pay all fees and reimbursable expenses within five days following the receipt of the respective billing notice. Postage for mailing of dividends, proxies, Fund reports and other mailings to all shareholder accounts shall be advanced to MSS by the Fund at least seven days prior to the mailing date of such materials.

3.   REPRESENTATIONS AND WARRANTIES OF MSS

     MSS represents and warrants to the Fund that:

     3.01 It is a Limited Liability Company duly organized and existing and in good standing under the laws of the State of Delaware.

     3.02 It is duly qualified to carry on its business in the State of Ohio.

     3.03 It is empowered under applicable laws and by its charter and by-laws to enter into and perform this Agreement.

     3.04 All requisite corporate proceedings have been taken to authorize it to enter into and perform this Agreement.

     3.05 It has and will continue to have access to the necessary facilities, equipment and personnel to perform its duties and obligations under this Agreement.

     3.06 MSS is duly registered as a transfer agent under the Securities Act of 1934 and shall continue to be registered throughout the remainder of this Agreement.

4.   REPRESENTATIONS AND WARRANTIES OF THE FUND

     The Fund represents and warrants to MSS that:

     4.01 It is a Business Trust duly organized and existing and in good standing under the laws of Delaware.

     4.02 It is empowered under applicable laws and by its charter and By-Laws to enter into and perform this Agreement.

     4.03 All corporate proceedings required by said charter and By-Laws have been taken to authorize it to enter into and perform this Agreement.

     4.04 It is an open-end and non-diversified management investment company registered under the 1940 Act.

     4.05 A registration statement under the Securities Act of 1933 is currently or will become effective and will remain effective, and appropriate state securities law filings as required, have been or will be made and will continue to be made, with respect to all Shares of the Fund being offered for sale.

5.   INDEMNIFICATION

     5.01 MSS shall not be responsible for, and the Fund shall indemnify and hold MSS harmless from and against, any and all losses, damages, costs, charges, counsel fees, payments, expenses and liability arising out of or attributable to:

          (a) All actions of MSS or its agents or subcontractors required to be taken pursuant to this Agreement, provided that such actions are taken in good faith and without negligence or willful misconduct.

          (b) The Fund's refusal or failure to comply with the terms of this Agreement, or which arise out of the Fund's lack of good faith, negligence or willful misconduct or which arise out of the breach of any representation or warranty of the Fund hereunder.

          (c) The reliance on or use by MSS or its agents or subcontractors of information, records and documents which (i) are received by MSS or its agents or subcontractors and furnished to it by or on behalf of the Fund, and (ii) have been prepared and/or maintained by the Fund or any other person or firm on behalf of the Fund.

          (d) The reliance on, or the carrying out by MSS or its agents or subcontractors of, any instructions or requests of the Fund.

          (e) The offer or sale of Shares in violation of any requirement under the federal securities laws or regulations or the securities laws or regulations of any state that such Shares be registered in such state or in violation of any stop order or other determination or ruling by any federal agency or any state with respect to the offer or sale of such Shares in such state.

     5.02 MSS shall indemnify and hold the Fund harmless from and against any and all losses, damages, costs, charges, counsel fees, payments, expenses and liability arising out of or attributable to any action or failure or omission to act by MSS as a result of MSS's lack of good faith, gross or ordinary negligence or willful misconduct.

     5.03 At any time MSS may apply to any officer of the Fund for instructions, and may consult with legal counsel with respect to any matter arising in connection with the services to be performed by MSS under this Agreement, and MSS and its agents or subcontractors shall not be liable and shall be indemnified by the Fund for any action taken or omitted by it in reliance upon such instructions or upon the opinion of such counsel. MSS, its agents and subcontractors shall be protected and indemnified in acting upon any paper or document furnished by or on behalf of the Fund, reasonably believed to be genuine and to have been signed by the proper person or persons, or upon any instruction, information, data, records or documents provided MSS or its agents or subcontractors by machine readable input, telex, CRT data entry or other similar means authorized by the Fund, and shall not be held to have notice of any change of authority of any person, until receipt of written notice thereof from the Fund. MSS, its agents and subcontractors shall also be protected and indemnified in recognizing stock certificates which are reasonably believed to bear the proper manual or facsimile signatures of the officers of the Fund, and the proper countersignature of any former transfer agent or registrar, or of a co-transfer agent or co-registrar.

     5.04 In the event either party is unable to perform its obligations under the terms of this Agreement because of acts of God, strikes, equipment or transmission failure or damage reasonably beyond its control, or other causes reasonably beyond its control, such party shall not be liable for damages to the other for any damages resulting from such failure to perform or otherwise from such causes.

     5.05 Upon the assertion of a claim for which either party may be required to indemnify the other, the party of seeking indemnification shall promptly notify the other party of such assertion, and shall keep the other party advised with respect to all developments concerning such claim. The party who may be required to indemnify shall have the option to participate with the party seeking indemnification the defense of such claim. The party seeking indemnification shall in no case confess any claim or make any compromise in any case in which the other party may be required to indemnify it except with the other party's prior written consent.

     5.06 MSS understands and agrees that the obligations of the Fund under this Agreement are not binding upon any Trustee or shareholder of the Fund personally, but bind the Fund and the Fund's property; MSS represents that it has notice of the provisions of the Declaration of Trust disclaiming Trustee and shareholder liability for acts or obligations of the Fund.

6.   COVENANTS OF THE FUND AND MSS

     6.01 The Fund shall promptly furnish to MSS a certified copy of the resolution of the Board of Directors of the Fund authorizing the appointment of MSS and the execution and delivery of this Agreement.

     6.02 MSS hereby agrees to establish and maintain facilities and procedures reasonably acceptable to the Fund for safekeeping of stock certificates, check forms and facsimile signature imprinting devices, if any; and for the preparation or use, and for keeping account of, such certificates, forms and devices.

     6.03 MSS shall keep records relating to the services to be performed hereunder, in the form and manner as it may deem advisable. To the extent required by Section 31 of the 1940 Act, as amended, and the Rules thereunder, MSS agrees that all such records prepared or maintained by MSS relating to the services to be performed by MSS hereunder are the property of the Fund and will be preserved, maintained and made available in accordance with such Section and Rules, and will be surrendered promptly to the Fund on and in accordance with its request.

     6.04 MSS and the Fund agree that all books, records, information and data pertaining to the business of the other party which are exchanged or received pursuant to the negotiation or the carrying out of this Agreement shall remain confidential, and shall not be voluntarily disclosed to any other person, except as may be required by law.

     6.05 In case of any requests or demands for the inspection of the Shareholder records of the Fund, MSS will endeavor to notify the Fund and to secure instructions from an authorized officer of the Fund as to such inspection. MSS reserves the right, however, to exhibit the Shareholder records to any person whenever it is advised by its counsel that it may be held liable for the failure to exhibit the Shareholder records to such person, and shall promptly notify the Fund of any unusual request to inspect or copy the shareholder records of the Fund or the receipt of any other unusual request to inspect, copy or produce the records of the Fund.

7.   TERM OF AGREEMENT

     7.01 This Agreement shall become effective as of the date hereof and shall remain in force for a period of three years; provided, however, that each party to this Agreement have the option to terminate the Agreement without penalty, upon 90 days prior written notice.

     7.02 Should the Fund exercise its right to terminate, all out-of-pocket expenses associated with the movement of records and material will be borne by the Fund. Additionally, MSS reserves the right to charge for any other reasonable expenses associated with such termination.

8.   MISCELLANEOUS

     8.01 Neither this Agreement nor any rights or obligations hereunder may be assigned by either party without the written consent of the other party. This Agreement shall inure to the benefit of and be binding upon the parties and their respective permitted successors and assigns.

     8.02 This Agreement may be amended or modified by a written agreement executed by both parties and authorized or approved by a resolution of the Board of Directors of the Fund.

     8.03 The provisions of this Agreement shall be construed and interpreted in accordance with the laws of the State of Ohio as at the time in effect and the applicable provisions of the 1940 Act. To the extent that the applicable law of the State of Ohio, or any of the provisions here in, conflict with the applicable provisions of the 1940 Act, the latter shall control.

     8.04 This Agreement constitutes the entire agreement between the parties hereto and supersedes any prior agreement with respect to the subject matter hereof whether oral or written.

     8.05 All notices and other communications hereunder shall be in writing, shall be deemed to have been given when received or when sent by telex or facsimile, and shall be given to the following addresses (or such other addresses as to which notice is given):

To the Fund:                                   To MSS:

Bragg Capital Trust                            Mutual Shareholder Services, LLC
100 Queens Road                                8869 Brecksville Road, Suite C
Charlotte, NC 28204                            Brecksville, OH 44141


     IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first above written.


Bragg Capital Trust                         Mutual Shareholder Services, LLC

By:                                         By:
    ----------------------------               ----------------------------
Its: ___________________________            Its:___________________________

                                   APPENDIX A

                            TRANSFER AGENT AGREEMENT


     The following open-end management investment companies ("Funds") are hereby made parties to the Transfer Agent Agreement dated May 10, 2002, with Mutual Shareholder Services ("Transfer Agent") and Bragg Capital Trust, and agree to be bound by all the terms and conditions contained in said Agreement:


                        Queens Road Large Cap Value Fund
                        Queens Road Small Cap Value Fund

Mutual Shareholder Services Fee Exhibit:

Accounting Fees *

If average value of fund is
between the following             Yearly Fee              Monthly Fee
---------------------             ----------              -----------

     -       - $25,000,000         $21,000                  $1,750

 $25,000,000 - $50,000,000         $30,500                  $2,542

 $50,000,000 - $75,000,000         $36,250                  $3,021

 $75,000,000 - $100,000,000        $42,000                  $3,500

$100,000,000 - $125,000,000        $47,750                  $3,979

$125,000,000 - $150,000,000        $53,500                  $4,458

$150,000,000 -      -              $59,250                  $4,938



Shareholder Servicing Fees *

     11.50 annual fee per shareholder with a min of $775.00 charge per month


Blue Sky Servicing Fees

     100.00 per state per filing


Calculated monthly charges for each Fund


                              Value                       Approx. Monthly Fee
                              -----                       -------------------
Approximate Fund Size:       500,000                            1,750
No of Shareholders:               50                              775
Blue Sky States                 -                                 -

                                                                2,525
                                    Less 55% discount*          1,389
                                      Discounted fee            1,136
                                    First year                    636
                                      discount**
                                     Final discounted fee         500

                                        Annual Fee              6,000

* Discount calculated as follows:
            Discount                 Net assets of Fund
            --------                 ------------------
               55%                     -     -  1,000,000
               50%                 1,000,000 -  2,000,000
               45%                 2,000,000 -  3,000,000
               40%                 3,000,000 -  4,000,000
               35%                 4,000,000 -  5,000,000
               30%                 5,000,000 -  6,000,000
               25%                 6,000,000 -  7,000,000
               20%                 7,000,000 -  8,000,000
               15%                 8,000,000 -  9,000,000
               10%                 9,000,000 - 10,000,000
                0%                10,000,000 -      -

**   First year discount lasts 12 months after the fund becomes operational


FUND ACCOUNTANT AGREEMENT


THIS AGREEMENT is made and entered into this 10th day of May, 2002 by and between Bragg Capital Trust, a registered management investment company (the "Fund"), and Mutual Shareholder Services LLC ("MSS"), a Delaware Limited Liability Company.

RECITALS:

     A. The Fund is a non-diversified, open-end management investment company registered with the United States Securities and Exchange Commission under the Investment Company Act of 1940, as amended (the "1940 Act"); and

     B. MSS is a corporation experienced in providing accounting services to mutual funds and possesses facilities sufficient to provide such services; and

     C. The Fund desires to avail itself of the experience, assistance and facilities of MSS and to have MSS perform the Fund certain services appropriate to the operations of the Fund, and MSS is willing to furnish such services in accordance with the terms hereinafter set forth.

AGREEMENTS:

NOW, THEREFORE, in consideration of the mutual covenants herein contained, the parties hereby agree as follows:

1.   DUTIES OF MSS.

MSS will provide the Fund with the necessary office space, communication facilities and personnel to perform the following services for the Fund:

     (a) Timely calculate and transmit to NASDAQ the daily net asset value of each class of shares of each portfolio of the Fund, and communicate such value to the Fund and its transfer agent;

     (b) Maintain and keep current all books and records of the Fund as required by Rule 31a-1 under the 1940 Act, as such rule or any successor rule may be amended from time to time ("Rule 31a-1"), that are applicable to the fulfillment of MSS's duties hereunder, as well as any other documents necessary or advisable for compliance with applicable regulations as may be mutually agreed to between the Fund and MSS. Without limiting the generality of the foregoing, MSS will prepare and maintain the following records upon receipt of information in proper form from the Fund or its authorized agents:


o        Cash receipts journal
o        Cash disbursements journal
o        Dividend record
o        Purchase and sales - portfolio securities journals
o        Subscription and redemption journals
o        Security ledgers
o        Broker ledger
o        General ledger
o        Daily expense accruals
o        Daily income accruals
o        Securities and monies borrowed or loaned and collateral therefore
o        Foreign currency journals
o        Trial balances

     (c) Provide the Fund and its investment adviser with daily portfolio valuation, net asset value calculation and other standard operational reports as requested from time to time.

     (d) Provide all raw data available from its fund accounting system for the preparation by the Fund or its investment advisor of the following

          1.   Semi-annual and annual financial statements;
          2.   Semi-annual forms N-SAR;

          3.   Annual tax returns;
          4.   Financial data necessary to update form N-1A;
          5.   Annual proxy statement.

     (e) Notwithstanding paragraph 1 (d), prepare the following:

          1.   Semi-annual and annual financial statements;
          2.   Semi-annual forms N-SAR;

     (f) Edgarize and file with the SEC the following:

          1. Semi-annual and annual financial statements; Semi-annual forms N-SAR; N-1A and other necessary filings.

     (g) Provide facilities to accommodate annual audit and any audits or examinations conducted by the Securities and Exchange Commission or any other governmental or quasi-governmental entities with jurisdiction.

MSS shall for all purposes herein be deemed to be an independent contractor and shall, unless otherwise expressly provided or authorized, have no authority to act for or represent the Fund in any way or otherwise be deemed an agent of the Fund.

2.   FEES AND EXPENSES.

     (a) In consideration of the services to be performed by MSS pursuant to this Agreement, the Fund agrees to pay MSS the fees set forth in the fee schedule attached hereto as Exhibit A.

     (b) In addition to the fees paid under paragraph (a) above, the Fund agrees to reimburse MSS for out-of-pocket expenses or advances incurred by MSS in connection with the performance of its obligations under this Agreement. In addition, any other expenses incurred by MSS at the request or with the consent of the Fund will be reimbursed by the Fund.

     (c) The Fund agrees to pay all fees and reimbursable expenses within five days following the receipt of the respective billing notice.

3.   LIMITATION OF LIABILITY OF MSS.

     (a) MSS shall be held to the exercise of reasonable care in carrying out the provisions of the Agreement, but shall not be liable to the Fund for any action taken or omitted by it in good faith without negligence, bad faith, willful misconduct or reckless disregard of its duties hereunder. It shall be entitled to rely upon and may act upon the accounting records and reports generated by the Fund, advice of the Fund, or of counsel for the Fund and upon statements of the Fund's independent accountants, and shall not be liable for any action reasonably taken or omitted pursuant to such records and reports or advice, provided that such action is not, to the knowledge of MSS, in violation of applicable federal or state laws or regulations, and provided further that such action is taken without negligence, bad faith, willful misconduct or reckless disregard of its duties.

     (b) Nothing herein contained shall be construed to protect MSS against any liability to the Fund to which MSS shall otherwise be subject by reason of willful misfeasance, bad faith, negligence in the performance of its duties to the Fund, reckless disregard of its obligations and duties under this Agreement or the willful violation of any applicable law.

     (c) Except as may otherwise be provided by applicable law, neither MSS nor its stockholders, officers, directors, employees or agents shall be subject to, and the Fund shall indemnify and hold such persons harmless from and against, any liability for and any damages, expenses or losses incurred by reason of the inaccuracy of information furnished to MSS by the Fund or its authorized agents.

4.   REPORTS.

     (a) The Fund shall provide to MSS on a quarterly basis a report of a duly authorized officer of the Fund representing that all information furnished to MSS during the preceding quarter was true, complete and correct in all material respects. MSS shall not be responsible for the accuracy of any information furnished to it by the Fund or its authorized agents, and the Fund shall hold MSS harmless in regard to any liability incurred by reason of the inaccuracy of such information.

     (b) Whenever, in the course of performing its duties under this Agreement, MSS determines, on the basis of information supplied to MSS by the Fund or its authorized agents, that a violation of applicable law has occurred or that, to its knowledge, a possible violation of applicable law may have occurred or, with the passage of time, would occur, MSS shall promptly notify the Fund and its counsel of such violation.

5.   ACTIVITIES OF MSS.

The services of MSS under this Agreement are not to be deemed exclusive, and MSS shall be free to render similar services to others so long as its services hereunder are not impaired thereby.


6.   ACCOUNTS AND RECORDS.

The accounts and records maintained by MSS shall be the property of the Fund, and shall be surrendered to the Fund promptly upon request by the Fund in the form in which such accounts and records have been maintained or preserved. MSS agrees to maintain a back-up set of accounts and records of the Fund (which back-up set shall be updated on at least a weekly basis) at a location other than that where the original accounts and records are stored. MSS shall assist the Fund's independent auditors, or, upon approval of the Fund, any regulatory body, in any requested review of the Fund's accounts and records. MSS shall preserve the accounts and records as they are required to be maintained and preserved by Rule 31a-1.

7.   CONFIDENTIALITY.

MSS agrees that it will, on behalf of itself and its officers and employees, treat all transactions contemplated by this Agreement, and all other information germane thereto, as confidential and not to be disclosed to any person except as may be authorized by the Fund.

8.   TERM OF AGREEMENT.

     (a) This Agreement shall become effective as of the date hereof and shall remain in force for a period of three years; provided, however, that each party to this Agreement have the option to terminate the Agreement, without penalty, upon 60 days prior written notice.

     (b) Should the Fund exercise its right to terminate, all out-of-pocket expenses associated with the movements of records and material will be borne by the Fund. Additionally, MSS reserves the right to charge for any other reasonable expenses associated with such termination.



9.   MISCELLANEOUS.

     (a) Neither this Agreement nor any rights or obligations hereunder may be assigned by either party without the written consent of the other party. This Agreement shall inure to the benefit of and be binding upon the parties and their respective permitted successors and assigns.


     (b) The provisions of this Agreement shall be construed and interpreted in accordance with the laws of the State of Ohio as at the time in effect and the applicable provisions of the 1940 Act. To the extent that the applicable law of the State of Ohio, or any of the provisions herein, conflict with the applicable provisions of the 1940 Act, the latter shall control.

     (c) This Agreement may be amended by the parties hereto only if such amendment is in writing and signed by both parties.

     (d) This Agreement constitutes the entire agreement between the parties hereto and supersedes any prior agreement with respect to the subject matter hereof whether oral or written.

     (e) All notices and other communications hereunder shall be in writing, shall be deemed to have been given when received or when sent by telex or facsimile, and shall be given to the following addresses (or such other addresses as to which notice is given):

To the Fund:                                 To MSS:

Bragg Capital Trust                          Mutual Shareholder Services
100 Queens Road                              8869 Brecksville Road, Suite C
Charlotte, NC 28204                          Brecksville, OH 44141

MSS understands and agrees that the obligations of the Fund under this Agreement are not binding upon any Trustee or shareholder of the Fund personally, but bind the Fund and the Fund's property; MSS represents that it has notice of the provisions of the Declaration of Trust disclaiming Trustee and shareholder liability for acts or obligations of the Fund.


IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first above written.


Bragg Capital Trust                       Mutual Shareholder Services, LLC.


By: ___________________________           By: ________________________________


Its: ___________________________          Its: ________________________________

Exhibit A

The following open end management investment companies ("Fund") are hereby made parties to the Accounting Services Agreement dated May 10, 2002, with Mutual Shareholder Services, LLC and Bragg Capital Trust, and agree to be bound by all the terms and conditions contained in said Agreement.

Queens Road Large Cap Value Fund
Queens Road Small Cap Value Fund

The services in the Accountant Services Agreement will be provided for consideration of payment made by the Bragg Capital Trust to Mutual Shareholder Services, LLC under the Transfer Agent Agreement, dated May 10, 2002, the terms of which are disclosed in Appendix A of that Agreement and attached herewith. Mutual Shareholder Services Fee Exhibit:

Accounting Fees *

If average value of fund is
between the following               Yearly Fee               Monthly Fee
---------------------               ----------               -----------
        25,000,000                   21,000                     1,750
        50,000,000                   30,500                     2,542
        75,000,000                   36,250                     3,021
       100,000,000                   42,000                     3,500
       125,000,000                   47,750                     3,979
       150,000,000                   53,500                     4,458
         -                           59,250                     4,938

Shareholder Servicing Fees *
annual fee per shareholder with a min of $775.00 charge per month

Blue Sky Servicing Fees
$100 per state per filing


Calculated monthly charges for each Fund

                             Value                       Approx. Monthly Fee
Approximate Fund Size:       500,000                           1,750
No of Shareholders:               50                             775
Blue Sky States                    -                               -

                                                               2,525
                    Less 55% discount*                         1,389
               Discounted fee                                  1,136
                    First year                                   636
               discount**
               Final discounted fee                              500

               Annual Fee                                      6,000


* Discount calculated as follows:
                     Net assets of Fund           Discount
                -           1,000,000                  55%
            1,000,000       2,000,000                  50%
            2,000,000       3,000,000                  45%
            3,000,000       4,000,000                  40%
            4,000,000       5,000,000                  35%
            5,000,000       6,000,000                  30%
            6,000,000       7,000,000                  25%
            7,000,000       8,000,000                  20%
            8,000,000       9,000,000                  15%
            9,000,000      10,000,000                  10%
           10,000,000        -                          0%

** First year discount lasts 12 months after the fund becomes operational

                       Law Offices of Stephanie A. Djinis
                              1749 Old Meadow Road
                                    Suite 310
                             McLean, Virginia 22102

                                                                    May 24, 2002
Bragg Capital Trust
100 Queens Road
Charlotte, North Carolina 28204

Dear Sirs:

     You have requested our opinion regarding certain matters in connection with the issuance of shares of Queens Road Large Cap Value Fund and Queens Road Small Cap Value Fund (the "Funds"), each a series of Bragg Capital Trust (the "Trust"), pursuant to a Registration Statement filed by the Trust on Form N-1A ("Registration Statement") under the Securities Act of 1933 ("1933 Act") and the Investment Company Act of 1940 ("1940 Act") (File Nos. 333-85850 and 811-21073). The shares of each Fund will be issued in accordance with the terms of the Registration Statement.

     In connection with our services as counsel for the Trust, we have examined, among other things, originals or copies of such documents, certificates and corporate and other records as we deemed necessary or appropriate for purposes of this opinion. We have assumed the genuineness of all signatures, the authenticity of all documents submitted to us, the conformity to original documents of all documents presented to us as copies thereof and the authenticity of the original documents from which any such copies were made, which assumptions we have not independently verified. As to various matters of fact material to this opinion, we have relied upon statements and certificates of officers of the Trust. Based upon this examination, we are of the opinion that, except as described herein, the shares to be issued pursuant to the Registration Statement have been duly authorized and, when issued upon the terms provided in the Registration Statement, subject to compliance with the 1933 Act, the 1940 Act, and applicable state law regulating the offer and sale of securities, will be legally issued, fully paid, and non-assessable.

     We note that the Trust is an entity of the type commonly known as a "Delaware business trust." The Declaration of Trust states that all persons extending credit to, contracting with or having any claim against a Fund shall look solely to the assets of that Fund to satisfy or enforce any debt, with respect to that Fund. The Declaration of Trust also provides that no shareholder shall be personally liable for the debts, liabilities, obligations and expenses incurred by, contracted for, or otherwise existing with respect to, the Trust or any Fund. Neither the Trust nor the Trustees shall have any power to bind any Shareholder personally or to demand payment from any shareholder for anything, other than as agreed by the Shareholder. Shareholders shall have the same limitation of personal liability as is extended to shareholder of a private corporation for profit incorporated in the State of Delaware. Every written obligation of the Trust or any Series shall contain a statement to the effect that such obligation may only be enforced against the assets of the Trust or such Series; however, the omission of such statement shall not operate to bind or create personal liability for any Shareholder or Trustee.

     We further note that the Declaration of Trust states that if any Shareholder or former Shareholder of a Fund shall be held personally liable solely by reason of his being or having been a Shareholder and not because of his acts or omissions or for some other reason, the Shareholder or former Shareholder (or his heirs, executors, administrators or other legal representatives or in the case of any entity, its general successor) shall be entitled out of the assets belonging to the applicable Fund to be held harmless from and indemnified against all loss and expenses arising from such liability. The Trust, on behalf of the affected Fund, shall, upon request by such Shareholder, assume the defense of any claim made against such Shareholder for any act or obligation of the Fund and satisfy any judgment thereon from the assets of the Fund.

     We hereby consent to your filing a copy of this opinion as an exhibit to the Registration Statement.

          Very truly yours,
         /s/ Law Offices of Stephanie A. Djinis
         --------------------------------------
         Law Offices of Stephanie A. Djinis

                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


As independent public accountants, we hereby consent to the use of our report dated May 16, 2002, in this Pre-effective Amendment No. 1 to the Registration Statement for Bragg Capital Trust (SEC File Nos. 811-21073 and 333-85850) and to all references to our firm included in or made a part of this Amendment.



     /s/McCurdy & Associates CPA's, Inc.
     -----------------------------------
     McCurdy & Associates CPA's, Inc.
     Westlake, Ohio
     May 16, 2002

                               Bragg Capital Trust
                         Bragg Financial Advisors, Inc.
                           Queens Road Securities, LLC

                                 CODE OF ETHICS

                                  May 10, 2002

     This Code of Ethics establishes rules of conduct that govern the personal investment activities of employees, officers and directors of (i) Bragg Financial Advisors and its subsidiaries and affiliates including Queens Road Securities, LLC (collectively, "BFA" or the "Company"), and (ii) registered investment companies (other than money market funds) for which the Company is the primary investment adviser ("Funds").

1.   General Provisions.

     1.1. Purpose Statement. This Code contains uniform standards which are intended to provide a high level of confidence that our personal investment activities are consistent with our clients' interests and do not interfere with the mission of the Fund.

     1.2. Overriding Principles. Every Access Person who engages in Personal Transactions must: (i) consider the interests of the Company's clients before initiating a Personal Transaction, and place the clients' interests first, particularly in the case of any security that might provide a suitable and beneficial opportunity for any client; (ii) not use his or her position with the Company to influence a broker, dealer or underwriter to effect a Personal Transaction for the benefit of the Access Person; and (iii) conduct all Personal Transactions in accordance with the provisions of this Code and in avoidance of any actual or potential conflicts of interest or abuse of fiduciary responsibilities.

     2. Applicability and Definitions. The following definitions describe the persons, securities, accounts and transactions to which this Code applies:

     2.1. "Associate" means any person in the employment of the Company.

     2.2. "Access Person " means any Trustee, director or officer of the Trust or any associate of Trust who, in connection with his or her regular functions or duties, participates in the selection of a client's portfolio securities or has access to information regarding a fund's future purchases or sales of portfolio securities on behalf of any clients.

     2.3. "Investment Person" means any Access Person directly involved in the investment process of the Company, including portfolio managers, security analysts, research associates and trading personnel.

     2.4. "Portfolio Manager" means any Access Person responsible for the overall investment management of a client's portfolio and any Access Person assisting directly in such management, and also includes any member of the Company's Investment Committee.

     2.5. "Security" means any stock, bond, debenture, note, convertible security, or any put, call, straddle, warrant, right or option with respect to a security, or any future or other investment contract or derivative, or, in general, any interest or investment commonly known as a security, but does not include securities which are direct obligations of the Government of the United

States, bankers' acceptances, bank certificates of deposit, commercial paper and high quality short-term debt instruments (including repurchase agreements), or shares of registered open-end investment companies.

     2.6. "Personal Account" means (a) any securities account in which an Access Person has "beneficial ownership" (as described in Exhibit A), including certain accounts of family members and other related accounts, or (b) any account over which the Access Person (or any member of the Access Person's immediate family sharing the same household, except as exempted under Section 6.2) has direct or indirect influence or control with respect to the purchase or sale of individual securities. See Exhibit A for a fuller explanation and examples of situations involving beneficial ownership. Unless otherwise specified, the provisions of this Code applicable to transactions by Access Persons are applicable to transactions in their Personal Accounts.

     2.7. "Personal Transaction" means any transaction with respect to a security for any Personal Account, including without limitation purchases and sales, entering into or closing out futures or other derivatives, and exercising warrants, rights or options but not including the acceptance of tender offers.

3.   Prohibitions.

     3.1. Restrictions Applicable to all Access Persons An Access Person should not place an order to enter into a Personal Security Transaction during any of the following times:

          (a) When the Access Person knows, or has reason to believe, that the security may in the near future be recommended for action or acted upon by the Company for any client account; or

          (b) For a period of ten (10) business days after a security has been recommended for action by the Company for any client account, including any rating change, even though no action has been taken for the Company's clients with respect to the security during that period; or

          (c) When the security is on order for purchase or sale for a client's account, or has been on order at any time during the five (5) preceding trading days (either as a completed order, an uncompleted order or an order on hold), as reflected on the Company's Restricted List.

     3.2. Restrictions Applicable Only to Investment Persons. In addition to the restrictions applicable to all Access Persons, an Investment Person may not:

          (a) Purchase a security in an initial public offering; or

          (b) Acquire a security in a private placement unless advance written approval is obtained from the Trustees. In the event that the Investment Person plays a part in any subsequent consideration of the security for investment for a client account, he or she must disclose the holding to the Trustees, and any decision to make the investment for a client account will be subject to an independent review and approval by senior investment personnel with no personal interest in the issuer or its securities; or

          (c) Realize a profit from any transaction involving the purchase and sale, or sale and purchase, of the same (or equivalent) securities within a period of sixty (60) calendar days. For purposes of this rule, transactions will be reviewed on a first-in-first-out basis.

          (d) Participate in an investment club.

     3.3. Restrictions Applicable Only to Portfolio Managers. In addition to the restrictions applicable to all Access Persons and Investment Persons, a Portfolio Manager may not purchase or sell a security within a period of seven

(7) calendar days before or after a client account managed by the Portfolio Manager trades in that security.

     3.4. Special Provisions for Options and Futures.

          (a) The general principle governing transactions in options, futures and other derivatives is that they are treated as transactions in the underlying security for all purposes of this Code.

          (b) Purchased options must comply with the Code both at the time of initial purchase and at the time of exercise. However, if an Access Person buys a call or put option at a time when the purchase is not restricted by
     Section 3.1, the option may be exercised automatically at expiration by the relevant exchange or clearing corporation without violating that provision.

          (c) Written options must comply with this Code at the time of the transaction. Exercise by a counterparty, however, is not a voluntary transaction by an Access Person and is not governed by Section 3.1.

          (d) In the case of a purchased call or a written put, the security received upon exercise (whether voluntary or automatic) is subject to the 60-day period in Section 3.2 (c) measured from the time of purchasing the call or writing the put. As a result, if such an option is exercised within the 60-day period, the Investment Person cannot sell the security at a gain until expiration of the 60-day period from the time of the original option transaction. In these circumstances, the Investment Person must be prepared to pay for the security, accept delivery and bear the risk of holding the security until expiration of the period.

          (e) An Access Person may not write an uncovered call or sell an uncovered future. An Investment Person may not write a covered call option unless the underlying security has been held for 60 days. Where an Investment Person purchases a put option and owns the underlying security, the put option may not expire or be exercised within 60 days after purchase of the underlying security. Where an Investment Person purchases a put option without owning the underlying security, the option cannot be exercised and can only be closed through a sale more than 60 days after the purchase.

Futures and other derivatives will be treated consistently with the provisions applicable to options.

     3.5. Receipt of Gifts. Except for an occasional meal or ticket to a sporting event or the theater, or comparable entertainment which is not so frequent or extensive as to raise questions of propriety, or except with the approval of the Trustees, an Associate must not accept cash or non-cash gifts from any person or entity which directly or indirectly does business with or performs services for the Trust or any client, which exceed the dollar limit imposed by the NASD from time to time under Conduct Rule 2830(1)(5)(A) or any successor rule ($100 as of February 1999), or such other level as established from time to time by the Compliance Committee.

     3.6. Service as a Director. An Investment Person may not serve on the board of directors, or similar governing body, of an organization the shares of which are publicly traded without obtaining prior approval of the Chief Executive Officer (or, in case such Investment Person is the Chief Executive Officer, the Company's Board of Directors with the Chief Executive Officer abstaining). Any such approval will be reported to the Board of Directors of each Fund at least annually.

     3.7. Promotion of Personal Investments. Associates are free to refer investment opportunities to other Associates for their personal consideration. However, Associates should not engage in the active promotion of securities to other Associates and should not receive any payment or other benefit for the sale of a security to another associate.

     3.8. Conflicts of Interest. Associates should not engage in activities that could create a conflict of interest or the appearance of a conflict of interest between the interests of the Trust's clients and the interests of the Company or its Associates. For example, no Associate should condition the company's purchase or continued holding of any security for its clients on whether the issuer of that security becomes or remains a client of the Company.

4.   Pre-Clearance.

     Any Access Person who plans to place an order to enter into a Personal Transaction must first pre-clear the transaction by obtaining approval from the Equity Trading Desk, the Fixed Income Trading Desk, the Head Municipal Bond Trader, the Head High Yield Trader or the Head International Fixed Income Trader, as appropriate, either directly or through other communications links established for this purpose. The appropriate trading personnel will only pre-clear the transaction after determining that the security is not on the Company's Restricted List and that no order has been placed or, to their knowledge, is about to be placed with respect to the security. All clearances (including time of clearance) will be recorded by the appropriate trading personnel in the Investment Clearance Database or other system used to maintain this information.

     Generally, a pre-clearance is effective only for the business day on which it is obtained. A clearance for an open order (such as a limit order or "good until cancelled" order) is effective until the transaction is completed, except that any change in the terms of the order will require a new pre-clearance.

5.   Disclosure and Reporting.

     5.1. List of Holdings. Each Access Person shall provide a list of all of his or her personal securities holdings to the Compliance Department within 10 days of commencement of his or her employment or within 10 days of becoming an Access Person, and will also provide an updated list on an annual basis at the time designated by the Compliance Department

     5.2. Confirmations and Statements. Each Access Person who engages in Personal Transactions shall instruct his or her broker(s) or dealer(s) to deliver duplicate copies of any confirmation of a transaction, and duplicate copies of all periodic statements with respect to his or her Personal Account(s), to the Company, 100 Queens Road Securities. (See Exhibit B for a sample letter to a broker or dealer.)

     5.3. Transaction Reports. Each Access Person shall report on a quarterly basis any Personal Transactions in his or her Personal Account(s), except for transactions in securities which are excluded from the term "security" for purposes of this Code under Section 2.5. The report shall be made on the official form designed for this purpose within ten (10) calendar days following the quarter in which the transactions occur, shall be dated and signed by the Access Person, and shall contain the following information:

     (a) With respect to any security transaction during the quarter: (1) The title and number of shares (or principal amount) of the security; (2) The date and nature of the transaction (purchase or sale or other);
          (3) The transaction price; (4) The name of the broker (or bank or dealer); and (5) Such additional information as may be requested on the reporting form.

     (b) With respect to any account established by the Access Person in which any securities were held during the quarter:

          (1) The name of the broker (or bank or dealer) with whom the account was established; and

          (2)  The date the account was established.

     The quarterly report of any Investment Person must contain a representation that the Investment Person, as a portfolio manager, has reviewed the suitability of the security for each of the clients whose accounts he or she manages; or as an investment analyst, has presented any opportunity for securities within his or her area of coverage to the firm for consideration for client accounts.

     5.4 Certification of Compliance. Each Access Person shall be required to certify annually that he or she:

          (a) Has read and understands this Code and is subject thereto;

          (b) Has complied with the requirements of the Code; and

          (c) Has disclosed or reported all Personal Securities Transactions required to be disclosed or reported under the Code.

6.   Exemptions.

     6.1. Transactional Exemptions. The prohibitions and restrictions in Section 3 and the pre-clearance requirements in Section 4 shall not apply (but the reporting requirements in Section 5 shall continue to apply) to:

          (a) Transactions by investment clubs in which non-Investment Persons are participants;

          (b) Purchases or sales of securities which are not voluntary;

          (c) Purchases which are part of an automatic dividend reinvestment plan;

          (d) Purchases effected upon the exercise of rights issued by an issuer pro rata to all holders of a class of its securities;

          (e) Transactions in derivatives tied to the performance of a broad-based index, and transactions in SPDR's and shares of other UIT's or vehicles the performance of which is designed to track closely the performance of a broad- based index;

          (f) Transactions in currencies and related options, futures contracts and forward contracts; and

          (g) Transactions in other securities determined by the Compliance Committee to present a similarly low potential for impropriety or the appearance of impropriety.

     6.2. Complete Exemption. The prohibitions and restrictions in Section 3, the pre-clearance requirements in Section 4 and the reporting requirements in
Section 5 shall not apply to:

          (a) Any transaction in an instrument which is not included in the definition of "security" contained in Section 2.5.

          (b) Transactions effected for any account which is a Personal Account solely because it is directly or indirectly influenced or controlled by an Access Person's immediate family member sharing the same household, so long as neither the Access Person nor the family member has any beneficial ownership of securities in the Account and so long as the Access Person agrees in writing not to discuss with the family member any specific investment ideas or transactions arising in the course of the Access Person's employment with the Company.

          (c) Transactions effected for any account over which neither the Access Person nor any immediate family member sharing the same household has any direct or indirect influence or control; provided that in the case of an account exempted because it is under the discretionary management of another person (including an interest in a hedge fund or investment partnership or enterprise but not including an interest in a trust that is not revocable by the Access Person or an immediate family member sharing the same household), the Access Person must enter into a letter agreement with that person in substantially the form of Exhibit C at the later of the time the account is opened or the Access Person joins the Company, and on an annual basis thereafter, and the Access Person must provide an annual inventory of the securities in such account.

     6.3. Large Cap Stock Exemption. The prohibitions of Section 3.1 and Section
3.3 shall not apply (but the prohibitions in Section 3.2 (Restrictions Applicable Only to Investment Persons), the preclearance requirements in Section 4 and the reporting requirements in Section 5 shall continue to apply) to equity securities with a market capitalization of $5 billion or greater as of the end of the previous month.

7.   Compliance Committee.

     The Chief Executive Officer of the Company will from time to time appoint the members of the Company's Compliance Committee, which is charged with the duties and responsibilities of administering the Code, ensuring compliance with the Code, and recommending sanctions for violations of the Code. The Compliance Committee may amend the Code, interpret its provisions, make decisions with respect to the classes of Access Persons covered by provisions of the Code, and grant waivers and establish exceptions, including waivers and exceptions for particular securities or transactions and other situations it deems to require special treatment. The Committee may appoint one or more of its members to fulfill its duties between meetings, subject to ratification by the Committee at its next regular meeting. The Committee has appointed the Director of Compliance as the person responsible for monitoring compliance with the Code of Ethics, including the review of the quarterly transaction reports and the annual holdings reports.

8.   Sanctions.

     Upon the occurrence of any violation of this Code, the Company acting through its Compliance Committee may impose such sanctions as it deems Appropriate, including disgorgement of any profit, a warning, probation, suspension or termination of employment.

9.   Reports To Trustees/Directors of Investment Companies Under Management.

     A report shall be prepared annually for submission to the Board of Trustees or Directors of each investment company under the management of the Company. The report will:

          (a) Summarize current procedures under the Code and any changes in those procedures since the prior report;

          (b) Identify all material violations of the Code or any related procedures, and any sanctions imposed with respect thereto;

          (c) List any recommended changes to the Code or procedures under the Code as the result of experience, evolving industry practices or changes in the applicable laws or regulations; and

          (d)  Certify  that   procedures,   reasonably   necessary  to  prevent
     violations of the Code, have been adopted.

10.  Provisions Applicable To Mutual Fund Trustees

     10.1. General Provision. An independent trustee of an investment company for which the Company is the primary adviser should not purchase or sell a security in an account in which he or she may be deemed to have a direct or indirect beneficial interest, as defined in Exhibit A hereto, when he or she knows, or in the ordinary course of his or her duties should know, that such security is under consideration for purchase or sale, or being purchased or sold, by the investment company. In addition, an independent trustee must report to the investment company any transactions in a security where the trustee knew, or in the ordinary course of fulfilling his or her official duties should have known, that during the 15 day period immediately preceding or after the date of the transaction, the investment company was buying or selling, or considering buying or selling, that security.

     10.2. Portfolio Reports. In connection with their duties, independent trustees of an investment company are provided, prior to a trustees' meeting, with schedules of securities transactions effected by such investment company during a specific period (generally a calendar quarter) ended more than 15 days prior to delivery of the schedules. Consequently, an independent trustee in the ordinary course of fulfilling his or her duties shall be deemed to have no duty, and would have no reason, to know of, or inquire about, a transaction in a security by the investment company during a 15 day period immediately preceding or after the trustee's transaction in that security. In the event an independent trustee does become aware of such a transaction, the independent trustee shall file a report under this Code containing the information described in Section 5.3.

     10.3. Exempted Transactions. Transactions by independent trustees which do not fall within the above restrictions and reporting requirements are transactions in securities which are direct obligations of the Government of the United States, bankers' acceptances, bank certificates of deposit, commercial paper, shares of registered open-end investment companies, and transactions as to which the trustee had no investment discretion.

                                                                      EXHIBIT A

                              BENEFICIAL OWNERSHIP


     "Beneficial ownership" is an important concept in determining which personal securities accounts are covered by the Code. Beneficial ownership exists when you have a "pecuniary interest" in securities.

     More specifically, beneficial ownership of securities in an account means directly or indirectly having or sharing a direct or indirect pecuniary interest in the securities, whether through any contract, arrangement, understanding, relationship or otherwise. A "pecuniary interest", in turn, means the opportunity, directly or indirectly, to profit, or share in any profit derived, from the transactions in question.

     The pecuniary interest standard looks beyond the record owner of securities. As a result, the definition of beneficial ownership is extremely broad and encompasses many situations which might not ordinarily be thought to confer ownership of securities.

     Set forth below are some examples of how beneficial ownership may arise in different contexts:

     Family Holdings. Securities held by members of your immediate family sharing the same household are presumed to be beneficially owned by you. Your "immediate family" includes any child, step-child, grandchild, parent, step-parent, grandparent, spouse, sibling, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law, or sister-in-law (but does not include aunts and uncles, or nieces and nephews). The definition also includes adoptive relationships. You may also be deemed to be the beneficial owner of securities held by an immediate family member not living in your household if the family member is economically dependent upon you.

     Partnership and Corporate Holdings. A general partner of a general or limited partnership will generally be deemed to beneficially own securities held by the partnership. A limited partner or a stockholder will generally not be deemed to beneficially own securities held by a limited partnership or corporation, respectively, provided he or she does not own a controlling voting interest in the entity, he or she does not have or share investment control over the entity's portfolio, and the entity is not an "alter ego" or "personal holding company". However, see Section 6.2(c) of the Code.

     Derivatives. A person having the right to acquire securities through the exercise or conversion of any derivative security, whether or not presently exercisable, has beneficial ownership of the underlying securities. For this purpose the term "derivative security" means any option, future, warrant, convertible security, stock appreciation right, or similar right with an exercise or conversion privilege at a price related to a security, or similar security with a value derived from the value of a security.

     Trust Holdings. In general, a person's interest in a trust will amount to an indirect pecuniary interest in the securities held by that trust. Therefore, among other examples, a beneficiary of a trust will generally be deemed the beneficial owner of securities held by the trust. However, the following persons will generally not be deemed beneficial owners of the securities held by a trust:

          (a) Trustees, unless the trustee has a pecuniary interest in any holding or transaction of the trust, or unless the trustee has any direct or indirect influence or control with respect to the purchase or sale of individual securities. A trustee will be deemed to have a pecuniary interest in the trust's holdings if at least one beneficiary of the trust is a member of the trustee's immediate family;

          (b) Settlors, unless a settlor reserves the right to revoke the trust without the consent of another person.

     Securities Not Beneficially Owned. You are not deemed to have beneficial ownership of:

          (a) Portfolio securities held by an investment company registered under the Investment Company Act of 1940;

          (b) Securities of which you are a pledgee with the right to sell the pledged security, provided that you will have beneficial ownership upon any foreclosure or exercise of the right of sale;

          (c) Rights you may have which are the same as all holders of a class of securities of any issuer to receive securities pro rata, or obligations to dispose of securities as a result of a merger, exchange offer, or consolidation involving the issuer of the securities;

          (d) An interest in broad-based index options, broad-based index futures, and broad-based publicly traded market baskets of stocks approved for trading by the appropriate federal government authority, nor in an interest in any underlying securities of these instruments. A broad-based index is one that provides investors with a performance indicator of the overall applicable stock or bond market (or market segment) as appropriate. An index would not be considered to be broad-based if it is composed of securities of firms in a particular industry or group of related industries;

          (e) A security that may be redeemed or exercised only for cash and does not permit the receipt of equity securities in lieu of cash, if the security either:

               (i) is awarded pursuant to an employee benefit plan satisfying the provisions of 240.16b-3(c); or

               (ii) may be redeemed or exercised only upon a fixed date or dates at least six months after award, or upon death, retirement, disability or termination of employment; or

          (f) An interest or right to participate in employee benefit plans of the issuer.

                                                                       EXHIBIT B



                            (SAMPLE LETTER TO BROKER)


________,2002

(Name and Address of Broker)

Dear        :

     In connection with my brokerage account (Account No. ________) at your firm, please be advised that Bragg Financial Advisors, Inc. should be designated an "interested party" with respect to my account and should, therefore, be sent copies of all trade confirmations and account statements relating to my account. Please send the information to: Bragg Financial Advisors Attn: Compliance EOA 100 Queens Road Charlotte, NC 28204

     Any  questions  should  be  submitted  to  our  Compliance  Officer,  (704)
714-7705.

     Thank you for your attention to this matter.

                                                            Sincerely,


                                                            (BFA Access Person)

                                    EXHIBIT C


               Notice to Outside Advisors of BFA Employee Accounts
                                                                  --------,
2002

[Name of Investment Adviser]
[Address of Investment Adviser]

Dear Mr. _______________:

     As you know, I am an employee of Bragg Financial Advisors ("BFA"), and I therefore need to comply with BFA's Code of Ethics with respect to all accounts in which I have a beneficial interest, including the [identify specific account]. Accordingly, I would like to confirm with you, as investment adviser for such account, the manner in which the assets of the account are to be invested and the degree of communication which you and I will have with respect to the account.

     Please note that I must not be consulted about, or have any input into or knowledge of, the transactions placed by you, as an investment adviser for the account, in any individual securities prior to the execution of such transactions. I am permitted, consistent with BFA's Codes of Ethics, to discuss with you broad policy matters, such as overall defensive or aggressive postures, asset allocation by broad categories, tax matters such as tolerance for gains and losses, and cash disbursement requirements for taxes or otherwise.

     Please sign in the space indicated below acknowledging your agreement with this arrangement and return it to me.

     Thank you very much for your assistance.

                                                                 Sincerely,

                                                                 [BFA employee]



The foregoing is accepted and agreed to:

[Name of Investment Adviser]

By:________________________
Name:
Title:

Dated: _____________ __, 2002

cc:   Compliance Officer
       Bragg Financial Advisors
       Queens Road Securities, LLC